UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23346

Name of Fund: BlackRock Variable Series Funds II, Inc.

BlackRock High Yield V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Variable Series

Funds II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 – Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds II, Inc.

Not FDIC Insured -May Lose Value -No Bank Guarantee

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds II, Inc.

•	BlackRock High Yield V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock High Yield V.I. Fund

Investment Objective

BlackRock High Yield V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund outperformed the benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

High yield bonds posted a negative return in the first half of the year. The bulk of the loss occurred in late February and the first three weeks of March, when concerns about the economic impact of coronavirus pandemic led to a sharp sell-off in higher-risk segments of the financial markets. The asset class subsequently recovered in response to the significant stimulus provided by Congress and the Fed, but it was unable to recover the ground it had lost in the earlier downturn.

An underweight in the underperforming oil field services industry contributed positively, as did security selection in technology and retail. The Fund’s overweight in CCC rated issues and position in investment-grade securities added value, as well.

An underweight allocation to the independent energy sector and security selection in the banking and midstream energy sectors detracted from Fund performance. An underweight allocation to BB rated securities hurt results, as did the Fund’s out-of-benchmark allocations to equities and floating rate loan interests (“bank loans”).

Describe recent portfolio activity.

The Fund increased its weightings in the independent energy, midstream and automotive sectors, while reducing its allocations to the electricity, health care and media/ entertainment sectors. The Fund tactically increased its position in investment-grade securities, primarily new issues that came to the market at attractive valuations in the second quarter of 2020.

Describe portfolio positioning at period end.

The Fund remained underweight in BB rated issues. The Fund was overweight in select CCC bonds but underweight in the highest-yielding portion of the market that contains a larger concentration of distressed assets. Major sector positioning themes remained consistent, with the largest overweights in technology, aerospace/defense and banking. The Fund was underweight in energy and the sectors most vulnerable to the fallout from the coronavirus pandemic, including retailers, automotive and leisure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock High Yield V.I. Fund

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)
	Standardized 30-Day Yields(b)	Unsubsidized 30-Day Yields(b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I(c)(d)	5.30%	5.20%	(3.39)%	1.32%	4.36%	6.55%
Class III (c)(d)	5.05	4.96	(3.37)	1.07	4.14	6.29	(e)
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(f)	—	—	(3.83)	0.00	4.79	6.67

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns.

(d)

The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock High Yield V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed different investment objectives and investment strategies under the name “BlackRock High Income V.I. Fund”.

(e)

The returns for Class III Shares prior to February 15, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

CREDIT QUALITY ALLOCATION
Credit Rating (a)	Percent of Total Investments (b)
AA/Aa	—	%(c)
A	2
BBB/Baa	14
BB/Ba	36
B	31
CCC/Caa	13
CC/Ca	—	(c)
D	—	(c)
NR	4
NR	—	(c)

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/ Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	3

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical (a)
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class I	$1,000.00	$966.10	$2.88	$1,000.00	$1,021.93	$2.97	0.59%
Class III	1,000.00	966.30	4.06	1,000.00	1,020.74	4.17	0.83

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 1.2%

Building Products — 0.0%
AZEK Co., Inc. (The)(a)		346	$11,024

Chemicals — 0.3%
Element Solutions, Inc.(a)		133,281	1,446,100

Energy Equipment & Services — 0.0%(a)
McDermott International, Inc.		11,895	857
Pioneer Energy Services Corp.(b)		1,058	41,085

			41,942

Entertainment — 0.1%
Live Nation Entertainment, Inc.(a)		5,404	239,559

Equity Real Estate Investment Trusts (REITs) — 0.4%
Gaming and Leisure Properties, Inc.		24,294	840,573
VICI Properties, Inc.		56,302	1,136,737

			1,977,310

Hotels, Restaurants & Leisure — 0.1%
Churchill Downs, Inc.		828	110,248
Hilton Worldwide Holdings, Inc.		3,221	236,582
Six Flags Entertainment Corp.		12,365	237,532

			584,362

Life Sciences Tools & Services — 0.0%
PPD, Inc.(a)		1,969	52,769

Media — 0.0%
Clear Channel Outdoor Holdings, Inc.(a)		146,145	151,991

Metals & Mining — 0.1%
Constellium SE, Class A(a)		80,736	620,052

Pharmaceuticals — 0.2%
Bausch Health Cos., Inc.(a)		41,611	761,065

Total Common Stocks — 1.2% (Cost: $6,946,344)			5,886,174

		Par (000)

Corporate Bonds — 86.0%

Aerospace & Defense — 4.2%
Boeing Co. (The):
5.15%, 05/01/30	USD	1,250	1,393,787
5.81%, 05/01/50		1,830	2,161,204
5.93%, 05/01/60		1,830	2,170,182
Bombardier, Inc.(c):
8.75%, 12/01/21		1,863	1,513,688
5.75%, 03/15/22		236	174,180
6.13%, 01/15/23		668	459,450
7.50%, 12/01/24		148	96,940
7.50%, 03/15/25		58	37,851
7.88%, 04/15/27		1,737	1,137,735
BWX Technologies, Inc., 4.13%, 06/30/28(c)		418	416,955
F-Brasile SpA, Series XR, 7.38%, 08/15/26(c)		741	568,495
General Dynamics Corp., 4.25%, 04/01/50		140	181,185
Howmet Aerospace, Inc.:
5.87%, 02/23/22		335	351,750
5.13%, 10/01/24		315	326,296
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(c)		516	535,350
Leidos, Inc., 4.38%, 05/15/30(c)		395	444,948
Signature Aviation US Holdings, Inc.(c):
5.38%, 05/01/26		165	165,115

Security		Par (000)	Value

Aerospace & Defense (continued)
4.00%, 03/01/28	USD	418	$377,768
SSL Robotics LLC, 9.75%, 12/31/23(c)		64	68,480
TransDigm, Inc.(c):
8.00%, 12/15/25		1,131	1,188,670
6.25%, 03/15/26		7,614	7,595,117

			21,365,146

Air Freight & Logistics — 0.1%
XPO Logistics, Inc.(c):
6.75%, 08/15/24		198	207,425
6.25%, 05/01/25		173	181,217

			388,642

Airlines — 0.5%(c)
American Airlines, Inc., 11.75%, 07/15/25		273	258,583
Delta Air Lines, Inc., 7.00%, 05/01/25		630	650,329
Mileage Plus Holdings LLC, 6.50%, 06/20/27 .		1,427	1,430,567

			2,339,479

Auto Components — 1.5%
Adient US LLC, 9.00%, 04/15/25(c)		305	328,546
Allison Transmission, Inc., 5.88%, 06/01/29(c) .		923	959,920
Clarios Global LP(c):
6.75%, 05/15/25		402	418,080
6.25%, 05/15/26		2,058	2,122,312
8.50%, 05/15/27		2,267	2,278,222
Dealer Tire LLC, 8.00%, 02/01/28(c)		472	437,190
Goodyear Tire & Rubber Co. (The), 9.50%, 05/31/25		332	355,240
Icahn Enterprises LP:
6.75%, 02/01/24		49	49,368
4.75%, 09/15/24		162	152,312
6.25%, 05/15/26		369	369,258
5.25%, 05/15/27		397	383,105

			7,853,553

Automobiles — 0.7%
Ford Motor Co.:
8.50%, 04/21/23		382	403,965
4.35%, 12/08/26		82	76,490
4.75%, 01/15/43		167	131,563
5.29%, 12/08/46		160	131,566
General Motors Co.:
6.13%, 10/01/25		193	216,871
6.80%, 10/01/27		866	1,009,115
5.00%, 10/01/28		101	107,436
5.00%, 04/01/35		160	159,820
6.25%, 10/02/43		235	249,728
5.20%, 04/01/45		206	199,527
5.95%, 04/01/49		450	473,066
Tesla, Inc., 5.30%, 08/15/25(c)		705	705,000

			3,864,147

Banks — 0.5%
Banco Espirito Santo SA(a)(d):
2.63%, 05/08/17	EUR	100	17,976
4.75%, 01/15/18		100	17,976
4.00%, 01/21/19		100	17,976
Barclays plc:
4.38%, 09/11/24	USD	850	907,344
5.20%, 05/12/26		200	222,480
BNP Paribas SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.94%), 4.50%(c)(e)(f)		325	284,781
CIT Group, Inc.:
5.00%, 08/15/22		30	30,638
5.00%, 08/01/23		396	403,880

SCHEDULE OF INVESTMENTS	5

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
HSBC Holdings plc, (USD Swap Rate 5 Year + 3.75%), 6.00%(e)(f)	USD 465	$462,094

		2,365,145

Building Products — 0.5%(c)
Advanced Drainage Systems, Inc., 5.00%, 09/30/27	545	549,087
Builders FirstSource, Inc., 6.75%, 06/01/27	193	197,584
Griffon Corp., 5.75%, 03/01/28	141	139,237
James Hardie International Finance DAC, 5.00%, 01/15/28	200	204,000
JELD-WEN, Inc.:
6.25%, 05/15/25	245	254,188
4.63%, 12/15/25	63	60,480
4.88%, 12/15/27	5	4,800
Masonite International Corp.:
5.75%, 09/15/26	45	46,350
5.38%, 02/01/28	117	119,633
Standard Industries, Inc.:
6.00%, 10/15/25	161	165,712
5.00%, 02/15/27	221	223,762
4.38%, 07/15/30	785	783,038

		2,747,871

Capital Markets — 1.0%
Brookfield Finance, Inc., 4.35%, 04/15/30	265	300,512
Credit Suisse Group AG(c)(e)(f):
(USD Swap Semi 5 Year + 4.60%), 7.50%	200	207,782
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.82%), 6.37%	700	710,850
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.29%), 5.10%	235	222,663
Goldman Sachs Group, Inc. (The), Series R, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.22%), 4.95%(e)(f)	921	874,950
Intercontinental Exchange, Inc., 3.00%, 06/15/50	245	253,434
MSCI, Inc., 3.88%, 02/15/31(c)	1,149	1,171,980
Owl Rock Capital Corp.:
5.25%, 04/15/24	146	152,595
4.00%, 03/30/25	195	192,590
3.75%, 07/22/25	866	845,268

		4,932,624

Chemicals — 2.2%
Atotech Alpha 2 BV, 8.75%, (8.75% Cash or 9.50% PIK), 06/01/23(c)(g)	1,010	1,007,475
Atotech Alpha 3 BV, 6.25%, 02/01/25(c)	2,554	2,528,460
Axalta Coating Systems LLC, 4.75%, 06/15/27(c)	423	425,200
Blue Cube Spinco LLC:
9.75%, 10/15/23	567	584,010
10.00%, 10/15/25	40	41,700
Chemours Co. (The), 6.63%, 05/15/23	646	620,160
Element Solutions, Inc., 5.88%, 12/01/25(c)	2,011	2,030,482
Gates Global LLC, 6.25%, 01/15/26(c)	510	501,075
GCP Applied Technologies, Inc., 5.50%, 04/15/26(c)	306	305,235
Illuminate Buyer LLC, 9.00%, 07/01/28(c)	342	356,535
Minerals Technologies, Inc., 5.00%, 07/01/28(c)	278	282,170
NOVA Chemicals Corp., 4.88%, 06/01/24(c)	81	75,532
OCI NV, 5.25%, 11/01/24(c)	277	265,920
PQ Corp., 5.75%, 12/15/25(c)	912	918,840
Valvoline, Inc., 4.25%, 02/15/30(c)	449	442,265
W.R. Grace & Co., 5.63%, 10/01/24(c)	206	216,815

Security	Par (000)	Value

Chemicals (continued)
WR Grace & Co.-Conn., 4.88%, 06/15/27(c)	USD 462	$468,020

		11,069,894

Commercial Services & Supplies — 2.6%
ACCO Brands Corp., 5.25%, 12/15/24(c)	104	105,300
ADT Security Corp. (The):
4.13%, 06/15/23	85	85,212
4.88%, 07/15/32(c)	505	459,550
Allied Universal Holdco LLC(c):
6.63%, 07/15/26	2,633	2,764,650
9.75%, 07/15/27	862	908,333
APX Group, Inc.:
7.88%, 12/01/22	115	114,425
8.50%, 11/01/24	202	196,950
6.75%, 02/15/27(c)	455	429,406
Aramark Services, Inc.:
5.00%, 04/01/25(c)	53	52,205
6.38%, 05/01/25(c)	300	309,789
4.75%, 06/01/26	72	69,300
Brink’s Co. (The), 5.50%, 07/15/25(c)	201	204,725
Clean Harbors, Inc.(c):
4.88%, 07/15/27	233	239,407
5.13%, 07/15/29	199	206,395
Garda World Security Corp.(c):
4.63%, 02/15/27	509	501,365
9.50%, 11/01/27	376	397,620
GFL Environmental, Inc.(c):
4.25%, 06/01/25	140	141,225
7.00%, 06/01/26	1,195	1,236,825
5.13%, 12/15/26	851	880,785
8.50%, 05/01/27	632	687,300
IAA, Inc., 5.50%, 06/15/27(c)	274	282,664
KAR Auction Services, Inc., 5.13%, 06/01/25(c)	262	258,070
Mobile Mini, Inc., 5.88%, 07/01/24	1,268	1,305,152
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(c)	196	192,570
Prime Security Services Borrower LLC(c):
5.25%, 04/15/24	135	138,038
5.75%, 04/15/26	42	43,554
6.25%, 01/15/28	276	260,130
Waste Pro USA, Inc., 5.50%, 02/15/26(c)	776	740,684

		13,211,629

Communications Equipment — 0.7%
CommScope Technologies LLC, 6.00%, 06/15/25(c)	654	631,568
CommScope, Inc.(c):
5.50%, 03/01/24	491	495,910
5.50%, 06/15/24	135	137,475
6.00%, 03/01/26	455	466,375
Nokia OYJ:
4.38%, 06/12/27	187	197,588
6.63%, 05/15/39	107	127,094
ViaSat, Inc.(c):
5.63%, 04/15/27	787	805,691
6.50%, 07/15/28	517	517,109

		3,378,810

Construction & Engineering — 0.2%(c)
Brand Industrial Services, Inc., 8.50%, 07/15/25	930	837,000
New Enterprise Stone & Lime Co., Inc.:
10.13%, 04/01/22	158	157,210
6.25%, 03/15/26	99	99,495

		1,093,705

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance — 1.8%
Ally Financial, Inc.:
5.80%, 05/01/25	USD 1,255	$1,398,268
8.00%, 11/01/31	1,237	1,596,132
Ford Motor Credit Co. LLC:
5.88%, 08/02/21	701	707,800
2.98%, 08/03/22	736	705,419
3.09%, 01/09/23	200	190,500
4.14%, 02/15/23	248	242,656
3.81%, 01/09/24	870	835,461
4.06%, 11/01/24	200	191,006
5.13%, 06/16/25	800	800,320
4.13%, 08/04/25	650	616,492
4.39%, 01/08/26	200	190,436
General Motors Financial Co., Inc., 5.65%, 01/17/29	112	126,035
Global Aircraft Leasing Co. Ltd., 6.50%, (6.50% Cash or 7.25% PIK), 09/15/24(c)(g)	513	364,230
Navient Corp.:
5.00%, 10/26/20	47	46,806
6.13%, 03/25/24	176	167,200
5.88%, 10/25/24	49	46,030
6.75%, 06/25/25	103	98,236
6.75%, 06/15/26	138	127,650
Springleaf Finance Corp.:
6.13%, 05/15/22	45	45,827
6.88%, 03/15/25	227	232,888
8.88%, 06/01/25	133	142,183
7.13%, 03/15/26	111	114,884
6.63%, 01/15/28	340	336,600
5.38%, 11/15/29	19	17,765

		9,340,824

Containers & Packaging — 1.7%
ARD Finance SA, 6.50%, 06/30/27(c)	894	884,501
Ardagh Packaging Finance plc(c):
5.25%, 04/30/25	342	350,546
4.13%, 08/15/26	754	741,823
4.75%, 07/15/27	GBP 100	120,193
5.25%, 08/15/27	USD 1,218	1,196,539
Ball Corp.:
5.25%, 07/01/25	26	28,437
4.88%, 03/15/26	284	308,850
Berry Global, Inc., 4.88%, 07/15/26(c)	114	115,710
Crown Americas LLC:
4.75%, 02/01/26	220	224,187
4.25%, 09/30/26	302	308,795
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	78	91,260
Graphic Packaging International LLC(c):
4.75%, 07/15/27	128	135,040
3.50%, 03/15/28	107	106,165
Intertape Polymer Group, Inc., 7.00%, 10/15/26(c)	181	186,014
LABL Escrow Issuer LLC, 6.75%, 07/15/26(c)	365	379,713
Mauser Packaging Solutions Holding Co., 5.50%, 04/15/24(c)	229	224,921
Reynolds Group Issuer, Inc., 7.00%, 07/15/24(c)	205	205,576
Sealed Air Corp.(c):
5.13%, 12/01/24	20	21,350
6.88%, 07/15/33	31	36,658
Silgan Holdings, Inc., 4.13%, 02/01/28(c)	76	75,335
Trivium Packaging Finance BV(c)(h):
5.50%, 08/15/26	1,045	1,054,144
8.50%, 08/15/27	1,767	1,888,481

		8,684,238

Security	Par (000)	Value

Distributors — 0.5%(c)
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28	USD 220	$213,789
Core & Main LP, 6.13%, 08/15/25	2,398	2,389,967
Wolverine Escrow LLC:
8.50%, 11/15/24	114	86,640
9.00%, 11/15/26	131	94,320

		2,784,716

Diversified Consumer Services — 0.3%
frontdoor, Inc., 6.75%, 08/15/26(c)	302	320,875
Graham Holdings Co., 5.75%, 06/01/26(c)	158	163,393
Laureate Education, Inc., 8.25%, 05/01/25(c)	171	177,412
Service Corp. International, 5.13%, 06/01/29	310	333,560
ServiceMaster Co. LLC (The), 5.13%, 11/15/24(c)	234	237,218
Sotheby’s, 7.38%, 10/15/27(c)	400	378,000

		1,610,458

Diversified Financial Services — 1.5%(c)
Fairstone Financial, Inc., 7.88%, 07/15/24	289	283,220
MPH Acquisition Holdings LLC, 7.13%, 06/01/24	1,711	1,591,230
Refinitiv US Holdings, Inc.:
4.50%, 05/15/26	EUR 650	760,161
6.25%, 05/15/26	USD 275	291,500
8.25%, 11/15/26	1,296	1,403,529
Verscend Escrow Corp., 9.75%, 08/15/26	2,929	3,146,771

		7,476,411

Diversified Telecommunication Services — 6.2%
Altice France Holding SA, 10.50%, 05/15/27(c)	3,124	3,441,242
Altice France SA(c):
7.38%, 05/01/26	1,756	1,831,157
8.13%, 02/01/27	1,721	1,882,344
5.50%, 01/15/28	1,055	1,065,550
CCO Holdings LLC(c):
5.00%, 02/01/28	441	455,332
5.38%, 06/01/29	896	945,280
4.75%, 03/01/30	451	461,459
4.50%, 08/15/30	1,643	1,675,860
4.50%, 05/01/32	1,831	1,853,888
CenturyLink, Inc.:
Series W, 6.75%, 12/01/23	128	137,573
Series Y, 7.50%, 04/01/24	219	240,642
5.13%, 12/15/26(c)	1,485	1,481,287
4.00%, 02/15/27(c)	666	646,853
Series P, 7.60%, 09/15/39	593	638,216
Series U, 7.65%, 03/15/42	815	874,087
Cincinnati Bell, Inc., 7.00%, 07/15/24(c)	336	342,720
Frontier Communications Corp., 8.00%, 04/01/27(c)(h)	2,333	2,365,989
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(c)(h)	106	107,503
Level 3 Financing, Inc.:
5.25%, 03/15/26	53	54,457
4.25%, 07/01/28(c)	1,341	1,339,458
Qualitytech LP, 4.75%, 11/15/25(c)	464	473,517
Sable International Finance Ltd., 5.75%, 09/07/27(c)	200	203,576
Sprint Capital Corp.:
6.88%, 11/15/28	776	944,780
8.75%, 03/15/32	1,356	1,940,775
Telecom Italia Capital SA:
6.38%, 11/15/33	261	294,277
6.00%, 09/30/34	707	768,509
7.20%, 07/18/36	159	189,210
7.72%, 06/04/38	287	361,115

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Diversified Telecommunication Services (continued)
Telecom Italia SpA, 5.30%, 05/30/24(c)	USD	451	$470,650
Telesat Canada(c):
4.88%, 06/01/27		527	516,460
6.50%, 10/15/27		52	50,977
Virgin Media Secured Finance plc(c):
5.50%, 05/15/29		600	627,000
4.50%, 08/15/30		565	565,706
Zayo Group Holdings, Inc.(c):
4.00%, 03/01/27		825	785,037
6.13%, 03/01/28		1,834	1,783,565

			31,816,051

Electric Utilities — 0.5%
NextEra Energy Operating Partners LP(c):
4.25%, 07/15/24		67	67,754
4.25%, 09/15/24		143	143,852
4.50%, 09/15/27		22	22,997
NRG Energy, Inc.:
5.75%, 01/15/28		8	8,440
4.45%, 06/15/29(c)		726	761,977
5.25%, 06/15/29(c)		275	288,750
PG&E Corp., 5.25%, 07/01/30		596	599,397
Vistra Operations Co. LLC(c):
3.55%, 07/15/24		83	85,662
5.00%, 07/31/27		106	107,193
4.30%, 07/15/29		336	353,254

			2,439,276

Electrical Equipment — 0.1%
Sensata Technologies BV(c):
5.63%, 11/01/24		187	198,220
5.00%, 10/01/25		99	105,405

			303,625

Electronic Equipment, Instruments & Components — 0.1%
CDW LLC, 4.13%, 05/01/25		353	353,441
Itron, Inc., 5.00%, 01/15/26(c)		34	33,873
Sensata Technologies, Inc., 4.38%, 02/15/30(c)		232	229,680

			616,994

Energy Equipment & Services — 0.7%
Archrock Partners LP(c):
6.88%, 04/01/27		208	195,936
6.25%, 04/01/28		112	101,920
ChampionX Corp., 6.38%, 05/01/26		370	343,830
Nabors Industries Ltd.(c):
7.25%, 01/15/26		229	140,835
7.50%, 01/15/28		136	83,640
Pioneer Energy Services Corp.(c):
(LIBOR USD 3 Month + 9.50%), 11.00%, 05/15/25(f)		434	342,459
5.00%, (5.00% Cash or 5.00% PIK), 11/15/25(g)(i)		296	159,972
Tervita Corp., 7.63%, 12/01/21(c)		845	663,325
Transocean, Inc.:
6.50%, 11/15/20		9	8,190
8.37%, 12/15/21(h)		31	21,700
8.00%, 02/01/27(c)		542	299,116
USA Compression Partners LP:
6.88%, 04/01/26		476	459,935
6.88%, 09/01/27		631	605,760

			3,426,618

Entertainment — 1.1%
Lions Gate Capital Holdings LLC(c):
6.38%, 02/01/24		393	383,175
5.88%, 11/01/24		150	143,250

Security		Par (000)	Value

Entertainment (continued)
Live Nation Entertainment, Inc.:
2.50%, 03/15/23(i)	USD	354	$359,089
6.50%, 05/15/27(c)		1,524	1,569,720
Netflix, Inc.:
4.88%, 04/15/28		109	116,550
5.88%, 11/15/28		1,177	1,340,309
5.38%, 11/15/29(c)		842	922,158
4.88%, 06/15/30(c)		537	575,933
WMG Acquisition Corp.(c):
5.50%, 04/15/26		182	188,316
3.88%, 07/15/30		326	329,276

			5,927,776

Equity Real Estate Investment Trusts (REITs) — 3.3%
Brookfield Property REIT, Inc., 5.75%, 05/15/26(c)		318	268,710
Diversified Healthcare Trust, 9.75%, 06/15/25		421	452,049
GLP Capital LP:
5.25%, 06/01/25		706	767,704
5.38%, 04/15/26		172	187,925
5.30%, 01/15/29		15	16,231
4.00%, 01/15/30		645	639,357
4.00%, 01/15/31		295	292,861
Iron Mountain, Inc.(c):
4.88%, 09/15/27		165	160,741
4.88%, 09/15/29		45	43,763
5.25%, 07/15/30		682	671,770
5.63%, 07/15/32		830	828,257
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		79	81,767
4.63%, 06/15/25(c)		705	689,405
4.50%, 09/01/26		532	526,840
5.75%, 02/01/27		102	104,550
4.50%, 01/15/28		1,110	1,054,500
MPT Operating Partnership LP:
5.00%, 10/15/27		976	1,002,840
4.63%, 08/01/29		764	767,820
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(c)		659	586,510
SBA Communications Corp.:
4.88%, 09/01/24		172	176,085
3.88%, 02/15/27(c)		1,948	1,940,695
Service Properties Trust:
4.50%, 06/15/23		70	67,020
4.35%, 10/01/24		68	61,289
7.50%, 09/15/25		563	593,140
Uniti Group LP:
6.00%, 04/15/23(c)		507	494,325
8.25%, 10/15/23		198	187,110
7.88%, 02/15/25(c)		188	190,495
VICI Properties LP(c):
3.50%, 02/15/25		689	647,660
4.25%, 12/01/26		961	920,157
3.75%, 02/15/27		751	705,940
4.63%, 12/01/29		746	727,350
4.13%, 08/15/30		1,324	1,262,765

			17,117,631

Food & Staples Retailing — 0.5%
Albertsons Cos., Inc.(c):
4.63%, 01/15/27		409	409,000
5.88%, 02/15/28		668	689,223
4.88%, 02/15/30		241	246,574
Sysco Corp.:
6.60%, 04/01/40		310	418,042

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food & Staples Retailing (continued)
6.60%, 04/01/50	USD 310	$429,336
US Foods, Inc., 6.25%, 04/15/25(c)	231	235,043

		2,427,218

Food Products — 2.5%
Chobani LLC, 7.50%, 04/15/25(c)	490	472,850
Darling Ingredients, Inc., 5.25%, 04/15/27(c)	136	139,778
JBS Investments II GmbH, 7.00%, 01/15/26(c)	200	209,900
JBS USA LUX SA(c):
5.75%, 06/15/25	696	702,090
6.75%, 02/15/28	203	214,038
6.50%, 04/15/29	931	988,024
5.50%, 01/15/30	392	401,800
Kraft Heinz Foods Co.:
3.88%, 05/15/27(c)	92	96,139
4.25%, 03/01/31(c)	2,141	2,270,088
5.00%, 07/15/35	189	207,953
6.88%, 01/26/39	414	511,799
4.63%, 10/01/39(c)	129	129,536
6.50%, 02/09/40	280	337,024
5.00%, 06/04/42	125	131,701
5.20%, 07/15/45	245	265,695
4.38%, 06/01/46	652	640,976
4.88%, 10/01/49(c)	1,371	1,396,111
5.50%, 06/01/50(c)	2,109	2,248,108
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(c)	517	547,767
Post Holdings, Inc.(c):
5.75%, 03/01/27	6	6,195
5.63%, 01/15/28	165	170,775
4.63%, 04/15/30	321	314,195
Simmons Foods, Inc., 7.75%, 01/15/24(c)	415	432,928

		12,835,470

Gas Utilities — 0.2%
Ferrellgas LP, 10.00%, 04/15/25(c)	1,198	1,290,845

Health Care Equipment & Supplies — 0.9%
DENTSPLY SIRONA, Inc., 3.25%, 06/01/30	340	357,448
Hologic, Inc., 4.63%, 02/01/28(c)	502	520,825
Ortho-Clinical Diagnostics, Inc.(c):
7.38%, 06/01/25	982	999,185
7.25%, 02/01/28	1,956	1,988,235
Teleflex, Inc., 4.25%, 06/01/28(c)	679	695,975

		4,561,668

Health Care Providers & Services — 4.3%
Acadia Healthcare Co., Inc.:
5.13%, 07/01/22	283	283,085
5.63%, 02/15/23	93	93,033
5.50%, 07/01/28(c)	335	335,837
AHP Health Partners, Inc., 9.75%, 07/15/26(c)	443	455,182
Centene Corp.:
4.25%, 12/15/27	1,306	1,347,674
4.63%, 12/15/29	1,873	1,976,015
3.38%, 02/15/30	649	655,302
Community Health Systems, Inc.(c):
8.63%, 01/15/24	1,114	1,089,358
6.63%, 02/15/25	317	297,980
8.00%, 03/15/26	1,743	1,647,484
Encompass Health Corp.:
4.50%, 02/01/28	75	71,934
4.75%, 02/01/30	105	100,275
HCA, Inc.:
5.38%, 02/01/25	298	319,232
5.63%, 09/01/28	1,278	1,426,568
3.50%, 09/01/30	1,854	1,785,721

Security	Par (000)	Value

Health Care Providers & Services (continued)
LifePoint Health, Inc.(c):
6.75%, 04/15/25	USD 289	$298,392
4.38%, 02/15/27	127	120,015
MEDNAX, Inc.(c):
5.25%, 12/01/23	343	341,285
6.25%, 01/15/27	142	142,000
Molina Healthcare, Inc.:
5.38%, 11/15/22(h)	63	64,260
4.38%, 06/15/28(c)	429	428,464
Polaris Intermediate Corp., 8.50%, (8.50% Cash or 9.25% PIK), 12/01/22(c)(g)	742	652,907
Surgery Center Holdings, Inc.(c):
6.75%, 07/01/25	1,130	1,019,825
10.00%, 04/15/27	786	786,000
Tenet Healthcare Corp.:
8.13%, 04/01/22	1,470	1,543,500
4.63%, 09/01/24(c)	406	396,865
7.50%, 04/01/25(c)	275	292,531
4.88%, 01/01/26(c)	1,272	1,238,610
6.25%, 02/01/27(c)	334	331,495
5.13%, 11/01/27(c)	1,297	1,279,750
4.63%, 06/15/28(c)	229	223,092
Vizient, Inc., 6.25%, 05/15/27(c)	439	459,853
West Street Merger Sub, Inc., 6.38%, 09/01/25(c)	604	584,370

		22,087,894

Health Care Technology — 0.1%
IQVIA, Inc.:
3.25%, 03/15/25	EUR 224	253,412
5.00%, 10/15/26(c)	USD 298	306,553
5.00%, 05/15/27(c)	226	231,579

		791,544

Hotels, Restaurants & Leisure — 4.9%
1011778 BC ULC(c):
4.25%, 05/15/24	22	22,039
5.75%, 04/15/25	490	514,500
5.00%, 10/15/25	1,525	1,516,018
3.88%, 01/15/28	453	439,487
4.38%, 01/15/28	847	830,221
Aramark International Finance SARL, 3.13%, 04/01/25	EUR 506	537,888
Boyd Gaming Corp.:
8.63%, 06/01/25(c)	USD 238	248,710
6.38%, 04/01/26	97	92,150
Boyne USA, Inc., 7.25%, 05/01/25(c)	300	314,250
Carnival Corp., 11.50%, 04/01/23(c)	691	749,735
Cedar Fair LP, 5.50%, 05/01/25(c)	806	810,030
Churchill Downs, Inc.(c):
5.50%, 04/01/27	410	401,308
4.75%, 01/15/28	695	670,675
Colt Merger Sub, Inc.(c):
5.75%, 07/01/25	786	790,480
6.25%, 07/01/25	2,701	2,684,119
8.13%, 07/01/27	1,440	1,391,400
Eldorado Resorts, Inc.:
6.00%, 04/01/25	131	137,026
6.00%, 09/15/26	167	180,413
Golden Nugget, Inc., 6.75%, 10/15/24(c)	1,603	1,152,156
Hilton Domestic Operating Co., Inc.:
5.38%, 05/01/25(c)	284	284,000
5.13%, 05/01/26	378	376,348
5.75%, 05/01/28(c)	321	324,210
4.88%, 01/15/30	1,188	1,170,180

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
International Game Technology plc, 5.25%, 01/15/29(c)	USD 320	$312,544
IRB Holding Corp., 7.00%, 06/15/25(c)	288	296,842
Las Vegas Sands Corp.:
2.90%, 06/25/25	83	80,618
3.50%, 08/18/26	75	74,787
3.90%, 08/08/29	68	67,082
Marriott International, Inc., Series EE, 5.75%, 05/01/25	215	233,567
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26	66	66,495
MGM Resorts International:
7.75%, 03/15/22	470	479,400
5.75%, 06/15/25	41	40,540
Royal Caribbean Cruises Ltd.(c):
10.88%, 06/01/23	175	179,823
9.13%, 06/15/23	275	272,592
11.50%, 06/01/25	360	375,642
Sabre GLBL, Inc.(c):
5.25%, 11/15/23	73	67,160
9.25%, 04/15/25	723	761,861
Scientific Games International, Inc.:
8.63%, 07/01/25(c)	332	310,320
5.00%, 10/15/25(c)	395	364,688
3.38%, 02/15/26	EUR 500	516,810
8.25%, 03/15/26(c)	USD 857	768,622
7.00%, 05/15/28(c)	382	305,600
7.25%, 11/15/29(c)	193	154,400
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(c)	1,253	1,295,289
Station Casinos LLC, 4.50%, 02/15/28(c)	392	331,730
Vail Resorts, Inc., 6.25%, 05/15/25(c)	249	260,516
Wynn Las Vegas LLC, 5.25%, 05/15/27(c)	483	417,554
Wynn Resorts Finance LLC(c):
7.75%, 04/15/25	320	322,304
5.13%, 10/01/29	880	786,500
Yum! Brands, Inc.:
7.75%, 04/01/25(c)	490	528,587
4.75%, 01/15/30(c)	120	121,800
5.35%, 11/01/43	10	9,600

		25,440,616

Household Durables — 1.4%
Ashton Woods USA LLC, 6.63%, 01/15/28(c)	116	113,970
Brookfield Residential Properties, Inc.(c):
6.25%, 09/15/27	188	179,786
4.88%, 02/15/30	223	186,339
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(c)	383	398,205
Installed Building Products, Inc., 5.75%, 02/01/28(c)	205	205,000
K. Hovnanian Enterprises, Inc., 7.75%, 02/15/26(c)	521	513,185
Lennar Corp.:
5.25%, 06/01/26	355	383,400
4.75%, 11/29/27	301	326,585
Mattamy Group Corp.(c):
5.25%, 12/15/27	246	244,770
4.63%, 03/01/30	299	287,040
MDC Holdings, Inc., 6.00%, 01/15/43	187	196,818
Meritage Homes Corp., 5.13%, 06/06/27	240	247,200
Newell Brands, Inc., 4.88%, 06/01/25	228	238,782
Picasso Finance Sub, Inc., 6.13%, 06/15/25(c)	814	832,315
PulteGroup, Inc.:
7.88%, 06/15/32	20	25,556
6.38%, 05/15/33	512	599,040
6.00%, 02/15/35	244	280,844

Security	Par (000)	Value

Household Durables (continued)
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(c)	USD 204	$211,291
Tempur Sealy International, Inc., 5.50%, 06/15/26	14	14,140
Toll Brothers Finance Corp., 4.35%, 02/15/28	22	22,825
TRI Pointe Group, Inc.:
5.88%, 06/15/24	123	126,322
5.25%, 06/01/27	385	383,075
5.70%, 06/15/28	91	92,365
Williams Scotsman International, Inc.(c):
7.88%, 12/15/22	208	216,191
6.88%, 08/15/23	629	645,643

		6,970,687

Household Products — 0.2%(c)
Energizer Holdings, Inc.:
6.38%, 07/15/26	141	145,788
7.75%, 01/15/27	93	99,163
4.75%, 06/15/28	333	326,663
Spectrum Brands, Inc.:
5.00%, 10/01/29	209	206,388
5.50%, 07/15/30	244	244,305

		1,022,307

Independent Power and Renewable Electricity Producers — 0.9%
Calpine Corp.:
5.50%, 02/01/24	72	71,820
5.75%, 01/15/25	494	498,836
5.25%, 06/01/26(c)	411	414,991
4.50%, 02/15/28(c)	577	562,575
5.13%, 03/15/28(c)	2,002	1,961,960
Clearway Energy Operating LLC, 4.75%, 03/15/28(c)	520	530,369
Pattern Energy Group, Inc., 5.88%, 02/01/24(c)	494	496,470

		4,537,021

Industrial Conglomerates — 0.1%
General Electric Co.:
3.63%, 05/01/30	140	140,158
4.25%, 05/01/40	230	228,868
4.35%, 05/01/50	180	178,021

		547,047

Insurance — 1.2%
Acrisure LLC, 8.13%, 02/15/24(c)	162	168,431
Alliant Holdings Intermediate LLC, 6.75%, 10/15/27(c)	1,967	1,960,352
AmWINS Group, Inc., 7.75%, 07/01/26(c)	98	102,900
Ardonagh Midco 2 plc, 11.50%, 01/15/27(c)	200	201,000
Ardonagh Midco 3 plc, 8.63%, 07/15/23(c)	652	681,014
GTCR AP Finance, Inc., 8.00%, 05/15/27(c)	687	707,177
HUB International Ltd., 7.00%, 05/01/26(c)	1,651	1,647,533
NFP Corp.(c):
7.00%, 05/15/25	163	171,150
8.00%, 07/15/25	295	288,362
Willis North America, Inc., 2.95%, 09/15/29	30	31,757

		5,959,676

Interactive Media & Services — 0.2%(c)
Match Group, Inc.:
4.63%, 06/01/28	297	299,599
5.63%, 02/15/29	164	172,877
4.13%, 08/01/30	156	152,733
Rackspace Hosting, Inc., 8.63%, 11/15/24	317	318,585
Twitter, Inc., 3.88%, 12/15/27	128	128,013

		1,071,807

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Internet & Direct Marketing Retail — 0.8%
Booking Holdings, Inc.:
4.50%, 04/13/27	USD	237	$272,210
4.63%, 04/13/30		2,226	2,627,392
Expedia Group, Inc., 6.25%, 05/01/25(c)		940	1,001,357
Go Daddy Operating Co. LLC, 5.25%, 12/01/27(c)		82	83,435

			3,984,394

IT Services — 0.9%(c)
Banff Merger Sub, Inc., 9.75%, 09/01/26		2,092	2,105,075
Booz Allen Hamilton, Inc., 5.13%, 05/01/25		420	426,300
Gartner, Inc., 4.50%, 07/01/28		560	566,552
Northwest Fiber LLC, 10.75%, 06/01/28		149	154,960
Presidio Holdings, Inc., 4.88%, 02/01/27		495	483,863
Science Applications International Corp., 4.88%, 04/01/28		408	405,576
Tempo Acquisition LLC, 5.75%, 06/01/25		314	321,850
WEX, Inc., 4.75%, 02/01/23		345	342,537

			4,806,713

Leisure Products — 0.2%
Mattel, Inc.:
6.75%, 12/31/25(c)		484	502,150
5.88%, 12/15/27(c)		433	445,990
6.20%, 10/01/40		40	34,600
5.45%, 11/01/41		186	154,320

			1,137,060

Life Sciences Tools & Services — 0.4%(c)
Avantor, Inc.:
6.00%, 10/01/24		678	708,510
9.00%, 10/01/25		528	567,600
Charles River Laboratories International, Inc.:
5.50%, 04/01/26		193	200,720
4.25%, 05/01/28		505	504,742

			1,981,572

Machinery — 1.3%
Amsted Industries, Inc., 5.63%, 07/01/27(c)		230	237,187
Clark Equipment Co., 5.88%, 06/01/25(c)		419	428,427
Colfax Corp., 6.38%, 02/15/26(c)		478	499,510
EnPro Industries, Inc., 5.75%, 10/15/26		568	568,000
Grinding Media, Inc., 7.38%, 12/15/23(c)		608	604,960
Husky III Holding Ltd., 13.00%, (13.00% Cash or 13.75% PIK), 02/15/25(c)(g)		367	353,238
IDEX Corp., 3.00%, 05/01/30		40	41,740
Mueller Water Products, Inc., 5.50%, 06/15/26(c)		184	190,440
Navistar International Corp.(c):
9.50%, 05/01/25		118	126,443
6.63%, 11/01/25		354	335,415
RBS Global, Inc., 4.88%, 12/15/25(c)		281	282,405
SPX FLOW, Inc., 5.63%, 08/15/24(c)		183	187,118
Stevens Holding Co., Inc., 6.13%, 10/01/26(c)		457	477,565
Terex Corp., 5.63%, 02/01/25(c)		198	180,180
Titan Acquisition Ltd., 7.75%, 04/15/26(c)		777	735,236
Vertical Holdco GmbH, 7.63%, 07/15/28(c)		200	200,000
Vertical U.S. Newco, Inc, 5.25%, 07/15/27(c)		606	606,000
Wabash National Corp., 5.50%, 10/01/25(c)		674	618,395

			6,672,259

Media — 5.3%
Altice Financing SA(c):
7.50%, 05/15/26		1,510	1,581,725
5.00%, 01/15/28		1,031	1,024,154
AMC Networks, Inc.:
5.00%, 04/01/24		69	68,310
4.75%, 08/01/25		71	69,949
Block Communications, Inc., 4.88%, 03/01/28(c)		231	228,180

Security		Par (000)	Value

Media (continued)
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24	USD	830	$769,908
5.13%, 08/15/27(c)		2,072	1,989,120
CSC Holdings LLC:
5.25%, 06/01/24		192	202,080
7.75%, 07/15/25(c)		850	884,085
10.88%, 10/15/25(c)		1,546	1,661,950
5.50%, 05/15/26(c)		398	408,495
5.38%, 02/01/28(c)		200	209,000
6.50%, 02/01/29(c)		236	258,125
5.75%, 01/15/30(c)		999	1,040,459
4.13%, 12/01/30(c)		1,161	1,150,841
4.63%, 12/01/30(c)		712	691,608
Diamond Sports Group LLC, 5.38%, 08/15/26(c)		656	474,780
DISH DBS Corp.:
6.75%, 06/01/21		614	625,513
5.88%, 07/15/22		494	502,299
5.00%, 03/15/23		625	623,500
7.75%, 07/01/26		1,379	1,461,740
DISH Network Corp.(i):
2.38%, 03/15/24		496	443,844
3.38%, 08/15/26		705	647,623
Dolya Holdco 18 DAC, 5.00%, 07/15/28(c)		1,233	1,217,218
Entercom Media Corp., 6.50%, 05/01/27(c)		469	420,928
GCI LLC, 6.63%, 06/15/24(c)		735	769,148
Lamar Media Corp., 4.88%, 01/15/29(c)		118	118,590
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(c)		855	872,100
Meredith Corp., 6.88%, 02/01/26		308	256,105
Midcontinent Communications, 5.38%, 08/15/27(c)		307	311,722
Outfront Media Capital LLC, 5.00%, 08/15/27(c)		531	477,900
Radiate Holdco LLC(c):
6.88%, 02/15/23		201	203,513
6.63%, 02/15/25		188	187,099
Sirius XM Radio, Inc.(c):
5.38%, 07/15/26		19	19,622
5.00%, 08/01/27		239	244,274
5.50%, 07/01/29		427	449,469
4.13%, 07/01/30		731	722,930
TEGNA, Inc.(c):
5.50%, 09/15/24		79	79,790
4.63%, 03/15/28		54	49,680
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28(c)		400	417,000
Terrier Media Buyer, Inc., 8.88%, 12/15/27(c)		1,144	1,096,810
Univision Communications, Inc.(c):
5.13%, 02/15/25		150	141,282
6.63%, 06/01/27		920	878,600
Videotron Ltd., 5.13%, 04/15/27(c)		229	237,617
Ziggo Bond Co. BV(c):
6.00%, 01/15/27		296	300,440
5.13%, 02/28/30		371	368,106
Ziggo BV(c):
5.50%, 01/15/27		378	382,748
4.88%, 01/15/30		229	230,241

			27,470,220

Metals & Mining — 2.6%
Anglo American Capital plc, 5.63%, 04/01/30(c)		860	1,038,817
Arconic Corp.(c):
6.00%, 05/15/25		584	603,710
6.13%, 02/15/28		335	334,916
Big River Steel LLC, 7.25%, 09/01/25(c)		724	691,420
Constellium SE(c):
5.75%, 05/15/24		352	352,000

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining (continued)
6.63%, 03/01/25	USD 858	$867,670
5.88%, 02/15/26	784	786,093
5.63%, 06/15/28	389	381,220
Freeport-McMoRan, Inc.:
3.88%, 03/15/23	529	529,000
4.25%, 03/01/30	477	462,690
5.45%, 03/15/43	3,788	3,712,240
Kaiser Aluminum Corp.(c):
6.50%, 05/01/25	175	180,906
4.63%, 03/01/28	278	265,857
New Gold, Inc.(c):
6.38%, 05/15/25	231	233,310
7.50%, 07/15/27	504	519,972
Novelis Corp.(c):
5.88%, 09/30/26	525	524,344
4.75%, 01/30/30	1,346	1,285,430
United States Steel Corp., 12.00%, 06/01/25(c)	821	841,525

		13,611,120

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.00%, 12/15/21	255	247,350

Multiline Retail — 0.5%(c)
Macy’s, Inc., 8.38%, 06/15/25	1,074	1,069,156
Nordstrom, Inc., 8.75%, 05/15/25	1,215	1,307,514

		2,376,670

Oil, Gas & Consumable Fuels — 10.8%
Apache Corp.:
3.25%, 04/15/22	16	15,483
5.25%, 02/01/42	55	44,886
4.75%, 04/15/43	560	450,849
4.25%, 01/15/44	292	222,015
5.35%, 07/01/49	123	98,146
Ascent Resources Utica Holdings LLC, 10.00%, 04/01/22(c)	799	681,147
Baytex Energy Corp., 8.75%, 04/01/27(c)	497	263,410
Buckeye Partners LP:
4.13%, 03/01/25(c)	126	120,868
3.95%, 12/01/26	85	80,096
4.50%, 03/01/28(c)	190	177,650
5.85%, 11/15/43	208	180,502
5.60%, 10/15/44	270	216,000
Callon Petroleum Co.:
6.25%, 04/15/23	797	301,880
6.13%, 10/01/24	549	206,012
8.25%, 07/15/25	396	138,600
6.38%, 07/01/26	404	133,320
Cenovus Energy, Inc.:
3.00%, 08/15/22	140	136,142
3.80%, 09/15/23	80	75,228
5.40%, 06/15/47	59	50,650
Centennial Resource Production LLC, 6.88%, 04/01/27(c)	322	170,660
Cheniere Corpus Christi Holdings LLC, 5.13%, 06/30/27	1,028	1,129,639
Cheniere Energy Partners LP:
5.63%, 10/01/26	429	426,855
4.50%, 10/01/29(c)	594	575,437
CITGO Petroleum Corp., 7.00%, 06/15/25(c)	453	453,566
CNX Resources Corp.:
5.88%, 04/15/22	710	700,663
7.25%, 03/14/27(c)	98	90,160
Comstock Resources, Inc.:
7.50%, 05/15/25(c)	747	676,969
9.75%, 08/15/26	589	549,705

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Continental Resources, Inc.:
5.00%, 09/15/22	USD 682	$670,065
4.50%, 04/15/23	225	215,370
4.90%, 06/01/44	427	339,999
Crestwood Midstream Partners LP:
6.25%, 04/01/23(h)	266	236,740
5.63%, 05/01/27(c)	470	391,834
CrownRock LP, 5.63%, 10/15/25(c)	1,754	1,572,022
CVR Energy, Inc.(c):
5.25%, 02/15/25	391	359,720
5.75%, 02/15/28	130	113,750
DCP Midstream Operating LP:
5.38%, 07/15/25	272	269,960
5.63%, 07/15/27	328	330,050
5.13%, 05/15/29	84	80,588
6.45%, 11/03/36(c)	269	242,100
6.75%, 09/15/37(c)	706	633,487
Diamondback Energy, Inc.:
4.75%, 05/31/25	225	240,756
3.50%, 12/01/29	588	569,519
Endeavor Energy Resources LP(c):
6.63%, 07/15/25	331	333,588
5.50%, 01/30/26	1,053	1,008,248
5.75%, 01/30/28	553	530,880
Energy Transfer Operating LP:
3.75%, 05/15/30	125	124,157
4.90%, 03/15/35	50	50,248
6.50%, 02/01/42	450	487,456
6.00%, 06/15/48	216	224,030
6.25%, 04/15/49	40	42,405
5.00%, 05/15/50	934	887,079
EnLink Midstream LLC, 5.38%, 06/01/29	121	90,750
EnLink Midstream Partners LP:
4.40%, 04/01/24	443	367,912
4.15%, 06/01/25	27	20,790
4.85%, 07/15/26	28	20,728
5.60%, 04/01/44	255	155,550
5.05%, 04/01/45	41	25,535
EOG Resources, Inc.:
4.38%, 04/15/30	70	83,513
4.95%, 04/15/50	40	51,023
EQM Midstream Partners LP:
6.00%, 07/01/25(c)	523	529,757
4.13%, 12/01/26	53	48,594
6.50%, 07/01/27(c)	581	595,072
EQT Corp.:
3.90%, 10/01/27	562	456,507
7.00%, 02/01/30(h)	316	325,489
Extraction Oil & Gas, Inc.(a)(c)(d):
7.38%, 05/15/24	1,004	193,270
5.63%, 02/01/26	481	92,593
Exxon Mobil Corp.:
2.61%, 10/15/30	303	324,374
3.45%, 04/15/51	180	199,337
Genesis Energy LP:
6.00%, 05/15/23	249	224,100
5.63%, 06/15/24	342	297,540
6.50%, 10/01/25	63	53,865
7.75%, 02/01/28	167	148,630
Great Western Petroleum LLC, 9.00%, 09/30/21(c)	708	424,800
Hess Corp., 5.80%, 04/01/47	56	60,865
Hess Midstream Operations LP(c):
5.63%, 02/15/26	302	298,826
5.13%, 06/15/28	144	138,588

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Holly Energy Partners LP, 5.00%, 02/01/28(c)	USD 360	$342,900
Indigo Natural Resources LLC, 6.88%, 02/15/26(c)	882	820,260
Kinder Morgan Energy Partners LP, 4.70%, 11/01/42	460	496,879
Kinder Morgan, Inc.:
5.55%, 06/01/45	160	195,312
5.20%, 03/01/48	75	90,338
Matador Resources Co., 5.88%, 09/15/26	759	561,660
MEG Energy Corp.(c):
7.00%, 03/31/24	594	509,355
6.50%, 01/15/25	666	621,458
7.13%, 02/01/27	351	291,769
MPLX LP:
4.70%, 04/15/48	170	171,343
5.50%, 02/15/49	188	208,346
Murphy Oil Corp.:
5.75%, 08/15/25	198	177,210
6.37%, 12/01/42(h)	46	35,691
NGPL PipeCo LLC, 7.77%, 12/15/37(c)	307	374,693
NuStar Logistics LP, 6.00%, 06/01/26	311	301,670
Occidental Petroleum Corp.:
Series 1, 4.10%, 02/01/21	713	715,852
4.85%, 03/15/21	102	101,235
2.60%, 08/13/21	998	975,335
2.70%, 08/15/22	618	575,327
2.90%, 08/15/24	445	380,244
3.20%, 08/15/26	75	60,937
3.00%, 02/15/27	36	27,907
3.50%, 08/15/29	110	80,476
4.30%, 08/15/39	852	587,633
6.20%, 03/15/40	1,238	1,036,825
4.50%, 07/15/44	347	239,430
4.63%, 06/15/45	848	593,600
6.60%, 03/15/46	46	40,042
4.40%, 04/15/46	813	567,084
4.10%, 02/15/47	101	68,049
4.20%, 03/15/48	568	384,649
4.40%, 08/15/49	205	141,450
Parkland Corp., 5.88%, 07/15/27(c)	418	433,675
Parsley Energy LLC(c):
5.38%, 01/15/25	864	840,499
5.25%, 08/15/25	395	379,338
5.63%, 10/15/27	54	53,190
4.13%, 02/15/28	410	371,050
PBF Holding Co. LLC, 9.25%, 05/15/25(c)	1,121	1,196,668
PDC Energy, Inc.:
1.13%, 09/15/21(i)	321	294,030
6.13%, 09/15/24	163	151,590
6.25%, 12/01/25	10	8,425
5.75%, 05/15/26	382	347,620
Plains All American Pipeline LP:
3.55%, 12/15/29	283	275,714
3.80%, 09/15/30	290	284,135
6.65%, 01/15/37	120	130,266
5.15%, 06/01/42	90	87,132
4.30%, 01/31/43	85	73,964
4.90%, 02/15/45	175	162,490
QEP Resources, Inc.:
5.38%, 10/01/22	870	661,200
5.25%, 05/01/23	130	85,800
5.63%, 03/01/26	233	147,955
Range Resources Corp.:
5.88%, 07/01/22	52	47,840
5.00%, 08/15/22	456	414,960

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.00%, 03/15/23	USD 503	$432,580
Sabine Pass Liquefaction LLC, 4.50%, 05/15/30(c)	1,122	1,245,649
SM Energy Co., 10.00%, 01/15/25(c)	1,208	1,146,851
Southwestern Energy Co.:
4.10%, 03/15/22	462	441,025
6.20%, 01/23/25(h)	194	166,113
7.50%, 04/01/26	134	117,290
Sunoco Logistics Partners Operations LP:
4.00%, 10/01/27	380	389,283
5.30%, 04/01/44	185	177,184
5.40%, 10/01/47	179	179,092
Sunoco LP:
4.88%, 01/15/23	279	274,815
5.50%, 02/15/26	6	5,820
6.00%, 04/15/27	42	41,580
5.88%, 03/15/28	185	183,642
Tallgrass Energy Partners LP, 5.50%, 09/15/24(c)	568	512,944
Targa Resources Partners LP:
5.13%, 02/01/25	213	205,012
5.88%, 04/15/26	337	333,630
5.38%, 02/01/27	32	30,880
6.50%, 07/15/27	616	617,540
5.00%, 01/15/28	748	703,404
6.88%, 01/15/29	193	202,168
5.50%, 03/01/30(c)	584	563,922
TerraForm Power Operating LLC(c):
4.25%, 01/31/23	28	28,350
5.00%, 01/31/28	91	94,868
4.75%, 01/15/30	391	396,865
Transcontinental Gas Pipe Line Co. LLC, 3.95%, 05/15/50(c)	65	69,258
Viper Energy Partners LP, 5.38%, 11/01/27(c) .	193	189,318
Western Midstream Operating LP:
4.00%, 07/01/22	67	66,786
3.10%, 02/01/25(h)	127	120,333
3.95%, 06/01/25	283	265,092
4.65%, 07/01/26	208	199,222
4.75%, 08/15/28	105	100,537
4.05%, 02/01/30(h)	237	228,134
5.45%, 04/01/44	499	415,567
5.30%, 03/01/48	639	518,389
5.50%, 08/15/48	105	85,050
5.25%, 02/01/50(h)	578	500,143
Williams Cos., Inc. (The):
5.80%, 11/15/43	460	527,157
5.10%, 09/15/45	135	148,160
WPX Energy, Inc.:
8.25%, 08/01/23	217	240,870
5.25%, 09/15/24	220	216,700
5.75%, 06/01/26	345	334,650
5.25%, 10/15/27	72	67,262
5.88%, 06/15/28	338	324,801
4.50%, 01/15/30	820	721,600

		55,600,633

Paper & Forest Products — 0.0%
Norbord, Inc., 6.25%, 04/15/23(c)	226	237,347

Personal Products — 0.1%
Edgewell Personal Care Co., 5.50%, 06/01/28(c)	282	289,755

Pharmaceuticals — 1.8%
Bausch Health Americas, Inc.(c):
9.25%, 04/01/26	100	108,490
8.50%, 01/31/27	1,239	1,314,889

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
Bausch Health Cos., Inc.:
5.50%, 03/01/23(c)	USD 162	$162,000
4.50%, 05/15/23	EUR 643	714,139
5.88%, 05/15/23(c)	USD 21	20,947
6.13%, 04/15/25(c)	365	370,209
9.00%, 12/15/25(c)	456	491,208
5.75%, 08/15/27(c)	369	391,140
7.00%, 01/15/28(c)	438	451,140
5.00%, 01/30/28(c)	363	341,761
6.25%, 02/15/29(c)	870	874,350
7.25%, 05/30/29(c)	775	813,750
5.25%, 01/30/30(c)	382	362,422
Catalent Pharma Solutions, Inc.(c):
4.88%, 01/15/26	230	233,496
5.00%, 07/15/27	95	98,622
Elanco Animal Health, Inc., 5.65%, 08/28/28(h)	14	15,523
Endo Dac(c):
9.50%, 07/31/27	222	234,810
6.00%, 06/30/28	239	154,155
Par Pharmaceutical, Inc., 7.50%, 04/01/27(c)	1,972	2,023,666

		9,176,717

Professional Services — 0.7%(c)
ASGN, Inc., 4.63%, 05/15/28	171	167,002
Dun & Bradstreet Corp. (The):
6.88%, 08/15/26	871	918,087
10.25%, 02/15/27	609	675,990
Jaguar Holding Co. II/PPD Development LP:
4.63%, 06/15/25	885	900,664
5.00%, 06/15/28	833	852,784

		3,514,527

Real Estate Management & Development — 0.3%(c)
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28	694	723,495
Five Point Operating Co. LP, 7.88%, 11/15/25	274	258,930
Greystar Real Estate Partners LLC, 5.75%, 12/01/25	174	174,905
Howard Hughes Corp. (The), 5.38%, 03/15/25	255	237,303
Realogy Group LLC, 7.63%, 06/15/25	212	212,042

		1,606,675

Road & Rail — 0.5%(c)
Ashtead Capital, Inc.:
5.25%, 08/01/26	200	210,250
4.00%, 05/01/28	310	308,450
Uber Technologies, Inc.:
7.50%, 11/01/23	380	383,800
7.50%, 05/15/25	1,180	1,188,850
8.00%, 11/01/26	100	101,750
7.50%, 09/15/27	366	366,915

		2,560,015

Semiconductors & Semiconductor Equipment — 1.4%(c)
Broadcom, Inc.:
5.00%, 04/15/30	1,695	1,948,187
4.15%, 11/15/30	835	907,379
4.30%, 11/15/32	1,445	1,585,423
Entegris, Inc., 4.38%, 04/15/28	377	383,598
Microchip Technology, Inc., 4.25%, 09/01/25	1,616	1,626,283
Qorvo, Inc., 4.38%, 10/15/29	531	543,786
Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/26	200	207,500

		7,202,156

Security	Par (000)	Value

Software — 4.3%
ACI Worldwide, Inc., 5.75%, 08/15/26(c)	USD 1,008	$1,050,084
Ascend Learning LLC(c):
6.88%, 08/01/25	685	690,052
6.88%, 08/01/25	356	357,780
Boxer Parent Co., Inc.(c):
7.13%, 10/02/25	620	650,070
9.13%, 03/01/26	978	1,012,230
Camelot Finance SA, 4.50%, 11/01/26(c)	654	654,000
Castle US Holding Corp., 9.50%, 02/15/28(c)	504	466,200
CDK Global, Inc.:
4.88%, 06/01/27	151	154,918
5.25%, 05/15/29(c)	350	363,447
Change Healthcare Holdings LLC, 5.75%, 03/01/25(c)	1,532	1,512,850
Fair Isaac Corp., 4.00%, 06/15/28(c)	126	126,315
Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/24(c)	1,555	1,617,200
Nuance Communications, Inc., 5.63%, 12/15/26	419	435,760
Open Text Corp., 3.88%, 02/15/28(c)	448	431,339
Open Text Holdings, Inc., 4.13%, 02/15/30(c)	452	444,090
Oracle Corp.:
3.60%, 04/01/50	2,434	2,708,749
3.85%, 04/01/60	2,565	3,002,263
PTC, Inc.(c):
3.63%, 02/15/25	27	26,797
4.00%, 02/15/28	290	287,135
RP Crown Parent LLC, 7.38%, 10/15/24(c)	1,049	1,046,378
Solera LLC, 10.50%, 03/01/24(c)	3,213	3,269,228
Sophia LP, 9.00%, 09/30/23(c)	193	194,930
SS&C Technologies, Inc., 5.50%, 09/30/27(c) .	1,021	1,035,947
Veritas US, Inc., 7.50%, 02/01/23(c)	326	321,110
VMware, Inc., 4.70%, 05/15/30	325	358,452

		22,217,324

Specialty Retail — 1.2%
Asbury Automotive Group, Inc.(c):
4.50%, 03/01/28	143	138,710
4.75%, 03/01/30	121	117,975
eG Global Finance plc(c):
6.75%, 02/07/25	267	260,659
8.50%, 10/30/25	399	408,975
Gap, Inc. (The), 8.88%, 05/15/27(c)	267	285,669
L Brands, Inc.:
6.88%, 07/01/25(c)	633	653,572
9.38%, 07/01/25(c)	13	13,016
6.88%, 11/01/35	654	544,063
6.75%, 07/01/36	119	97,580
Murphy Oil USA, Inc., 4.75%, 09/15/29	479	489,777
Penske Automotive Group, Inc., 5.50%, 05/15/26	170	169,575
PetSmart, Inc.(c):
7.13%, 03/15/23	579	570,824
5.88%, 06/01/25	522	522,979
SRS Distribution, Inc., 8.25%, 07/01/26(c)	988	1,002,820
Staples, Inc., 7.50%, 04/15/26(c)	875	687,531

		5,963,725

Technology Hardware, Storage & Peripherals — 0.4%
NCR Corp.(c):
8.13%, 04/15/25	155	164,300
5.75%, 09/01/27	250	250,000
6.13%, 09/01/29	215	214,463
NetApp, Inc., 2.70%, 06/22/30	300	299,931
Seagate HDD Cayman, 4.13%, 01/15/31(c)	120	126,093
Western Digital Corp., 4.75%, 02/15/26	546	564,264

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Technology Hardware, Storage & Peripherals (continued)
Xerox Corp., 4.80%, 03/01/35	USD 331	$308,588

		1,927,639

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 5.38%, 05/15/25(c)	198	200,227
Levi Strauss & Co., 5.00%, 05/01/25	83	83,312
William Carter Co. (The), 5.50%, 05/15/25(c)	115	118,594
Wolverine World Wide, Inc., 6.38%, 05/15/25(c)	119	124,653

		526,786

Thrifts & Mortgage Finance — 0.2%(c)
Ladder Capital Finance Holdings LLLP, 4.25%, 02/01/27	518	414,400
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23	242	248,340
6.00%, 01/15/27	448	425,600

		1,088,340

Trading Companies & Distributors — 0.9%
HD Supply, Inc., 5.38%, 10/15/26(c)	1,170	1,194,862
Herc Holdings, Inc., 5.50%, 07/15/27(c)	440	440,946
United Rentals North America, Inc.:
4.63%, 10/15/25	200	201,000
5.88%, 09/15/26	191	200,168
6.50%, 12/15/26	22	23,100
5.25%, 01/15/30	30	30,975
4.00%, 07/15/30	271	262,119
WESCO Distribution, Inc.(c):
7.13%, 06/15/25	1,131	1,191,090
7.25%, 06/15/28	1,025	1,083,938

		4,628,198

Wireless Telecommunication Services — 1.4%
Altice France Holding SA, 6.00%, 02/15/28(c)	481	454,247
Connect Finco SARL, 6.75%, 10/01/26(c)	3,570	3,382,575
Hughes Satellite Systems Corp., 5.25%, 08/01/26	35	36,197
Sprint Corp.:
7.88%, 09/15/23	148	166,685
7.13%, 06/15/24	306	345,517
7.63%, 02/15/25	1,110	1,280,662
7.63%, 03/01/26	457	539,429
T-Mobile USA, Inc., 4.75%, 02/01/28	560	591,584
VTR Comunicaciones SpA, 5.13%, 01/15/28(c)	337	343,909

		7,140,805

Total Corporate Bonds — 86.0% (Cost: $445,385,294)		441,667,063

Floating Rate Loan Interests — 8.3%

Aerospace & Defense — 0.0%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.00%, 11/28/21(j)	207	188,015

Airlines — 0.0%
JetBlue Airways Corp., Term Loan, (LIBOR USD 3 Month + 5.25%), 6.25%, 06/12/24(j)	96	93,840

Auto Components — 0.1%
Panther BF Aggregator 2 LP, Term Loan B, (LIBOR USD 1 Month + 3.50%), 3.68%, 04/30/26(j)	435	412,938

Automobiles — 0.0%
Dealer Tire LLC, Term Loan B1, (LIBOR USD 1 Month + 4.25%), 4.43%, 12/12/25(j)	127	121,416

Security	Par (000)	Value

Building Products — 0.0%
CPG Merger Sub LLC, Term Loan, (LIBOR USD 3 Month + 3.75%), 4.75%, 05/05/24(j)	USD 113	$111,789

Capital Markets — 0.1%
Jefferies Finance LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.19%, 06/03/26(j)	333	314,071

Chemicals — 0.5%(j)
Alpha 3 BV, Term Loan, 01/31/24(k)	1,410	1,354,340
Ascend Performance Materials LLC, Term Loan B, (LIBOR USD 3 Month + 5.25%), 6.25%, 08/27/26	604	591,842
Invictus Co., Term Loan B26, (LIBOR USD 3 Month + 6.75%), 8.53%, 03/30/26	74	58,188
McDermott International, Inc., Term Loan, 06/16/27(k)	477	469,129
Momentive Performance Materials, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 05/15/24	126	117,747

		2,591,246

Commercial Services & Supplies — 0.6%(j)
Advanced Disposal Services, Inc., Term Loan, (LIBOR USD 3 Month + 2.25%), 3.00%, 11/10/23	70	69,450
Brand Energy & Infrastructure Services, Inc., Term Loan, (LIBOR USD 3 Month + 4.25%), 5.25% - 5.64%, 06/21/24	2,372	2,164,208
Capri Acquisitions Bidco Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.76%, 11/01/24	23	21,518
Diamond (BC) BV, Term Loan, (LIBOR USD 3 Month + 3.00%), 3.76%, 09/06/24	470	430,539
GFL Environmental, Inc., Term Loan B, (LIBOR USD 3 Month + 3.00%), 4.00%, 05/30/25	230	222,968
Tempo Acquisition LLC, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 05/01/24	56	52,885

		2,961,568

Construction & Engineering — 0.1%
SRS Distribution, Inc., Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.32%, 05/23/25(j)	680	641,105

Containers & Packaging — 0.1%(j)
BWAY Holding Co., Term Loan, 04/03/24(k)	553	494,756
Charter NEX US, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 05/16/24	127	121,401

		616,157

Diversified Consumer Services — 0.2%(j)
Maverick Purchaser Sub LLC, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.18%, 01/29/27	114	111,672
Mileage Plus Holdings LLC, Term Loan, 06/25/27(k)	307	304,569
Sotheby’s, Inc., Term Loan B, (LIBOR USD 1 Month + 5.50%), 6.50%, 01/15/27	458	426,572
TierPoint LLC, Term Loan, (LIBOR USD 1 Month + 3.75%), 4.75%, 05/06/24	194	183,698

		1,026,511

Diversified Financial Services — 0.1%
Connect Finco SARL, Term Loan B, 12/11/26(j)(k)	316	296,724

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services — 1.0%(j)
Altice France SA, Term Loan, (LIBOR USD 1 Month + 4.00%), 4.18%, 08/14/26	USD 289	$277,091
Frontier Communications Corp., Term Loan B, (LIBOR USD 3 Month + 3.75%), 5.35% - 6.00%, 06/15/24	1,574	1,530,088
Ligado Networks LLC, 1st Lien Term Loan, (LIBOR USD + 0.00%), 0.00%, 12/07/20(a)(d)	1,666	1,455,113
Ligado Networks LLC, Term Loan, (LIBOR USD 6 Month + 12.50%), 13.50%, 12/07/20	763	324,077
Northwest Fiber LLC, Term Loan, (LIBOR USD 6 Month + 5.50%), 5.67% - 5.67%, 04/30/27(b)	358	354,667
Zayo Group LLC, Term Loan, (LIBOR USD 1 Month + 3.00%), 3.18%, 03/09/27	1,128	1,068,289

		5,009,325

Electric Utilities — 0.1%
PGE Corp., Term Loan, (LIBOR USD 3 Month + 4.50%), 5.50%, 06/23/25(j)	644	631,925

Energy Equipment & Services — 0.1%
Lealand Finance Co. BV, Term Loan, (LIBOR USD 3 Month + 5.00%), 3.18%, 06/28/24(j)	479	475,060

Entertainment — 0.0%
Renaissance Learning, Inc., Term Loan, (LIBOR USD 3 Month + 3.25%), 4.01%, 05/30/25(j)	9	8,432

Food Products — 0.0%
Chobani LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 4.50%, 10/10/23(j)	281	269,649

Health Care Equipment & Supplies — 0.5%(j)
Immucor, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 5.00%), 6.00%, 06/15/21	1,746	1,676,251
Sotera Health Holdings LLC, Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26	795	774,961

		2,451,212

Health Care Providers & Services — 0.5%(j)
AHP Health Partners, Inc., Term Loan, (LIBOR USD 1 Month + 4.50%), 5.50%, 06/30/25	226	217,128
Azalea TopCo, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.26%, 07/24/26(b)	259	250,879
Envision Healthcare Corp., Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 10/10/25	1,055	688,238
Gentiva Health Services, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.44%, 07/02/25	268	259,006
Ortho-Clinical Diagnostics, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.43%, 06/30/25	239	222,892
Quorum Health Corp., 1st Lien Term Loan, (LIBOR USD 3 Month + 6.75%), 7.75%, 04/29/22	308	274,590
Regionalcare Hospital, Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.93%, 11/16/25	205	191,353
Surgery Center Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 8.00%), 9.00%, 09/03/24	28	27,930
WCG Purchaser Corp., Term Loan, (LIBOR USD 3 Month + 4.00%), 5.24%, 01/08/27	319	309,829

		2,441,845

Security	Par (000)	Value

Hotels, Restaurants & Leisure — 0.1%(j)
Golden Nugget Online Gaming, Inc., Term Loan, (LIBOR USD 6 Month + 12.00%), 13.00%, 10/04/23(b)	USD 87	$90,933
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 3.25%, 10/04/23	480	378,833

		469,766

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.18%, 08/12/26(j)	26	24,965

Industrial Conglomerates — 0.1%
PSAV Holdings LLC, 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 8.25%, 09/01/25(j)	504	301,172

Insurance — 0.4%(j)
Asurion LLC, 2nd Lien Term Loan B2, (LIBOR USD 1 Month + 6.50%), 6.68%, 08/04/25	681	675,892
Asurion LLC, Term Loan B4, (LIBOR USD 1 Month + 3.00%), 3.18%, 08/04/22	117	113,943
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 12/31/25	833	784,776
Sedgwick Claims Management Services, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.18%, 09/03/26	368	352,628
Sedgwick Claims Management Services, Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 09/03/26	279	270,164

		2,197,403

IT Services — 0.7%(j)
Airbnb, Inc., Term Loan, (LIBOR USD 1 Month + 7.50%), 8.50%, 04/17/25(b)	114	117,990
Boxer Parent Co., Inc., Term Loan B, 10/02/25(k)	404	381,564
CCC Information Services, Inc., Term Loan, (LIBOR USD 1 Month + 3.00%), 4.00%, 04/29/24	165	158,968
Mitchell International, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 11/29/24	216	201,263
Mitchell International, Inc., 2nd Lien Term Loan, (LIBOR USD 1 Month + 7.25%), 7.43%, 12/01/25	123	108,560
Peak 10 Holding Corp., 2nd Lien Term Loan, (LIBOR USD 3 Month + 7.25%), 7.59%, 08/01/25	83	35,448
Peak 10 Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.50%), 3.81%, 08/01/24	190	150,999
Pug LLC, Term Loan, (LIBOR USD 1 Month + 3.50%), 3.68%, 02/12/27	294	254,342
Rackspace Hosting, Inc., Term Loan, (LIBOR USD 3 Month + 3.00%), 4.00%, 11/03/23	179	169,940
Sophia LP, 1st Lien Term Loan B, (LIBOR USD 3 Month + 3.25%), 4.25%, 09/30/22	24	23,619
Verscend Holding Corp., Term Loan B, (LIBOR USD 1 Month + 4.50%), 4.68%, 08/27/25	1,779	1,715,120
Vertafore, Inc., Term Loan B, (LIBOR USD 1 Month + 3.25%), 3.43%, 07/02/25	71	66,991

		3,384,804

Life Sciences Tools & Services — 0.1%
Parexel International Corp., Term Loan, (LIBOR USD 1 Month + 2.75%), 2.93%, 09/27/24(j)	400	378,252

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery — 0.3%(j)
MHI Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 5.00%), 5.18%, 09/21/26(b)	USD 350	$334,479
Titan Acquisition Ltd., Term Loan, (LIBOR USD 3 Month + 3.00%), 3.36%, 03/28/25	1,577	1,438,807

		1,773,286

Media — 1.1%
Ascend Learning LLC, Term Loan B, (LIBOR USD 1 Month + 3.00%), 4.00%, 07/12/24(j)	74	69,783
Clear Channel Outdoor Holdings, Inc., Term Loan, (LIBOR USD 3 Month + 3.50%), 4.26%, 08/21/26(j)	1,276	1,153,711
Intelsat Jackson Holdings SA, Term Loan:
07/13/21(j)(k)	518	525,002
11/27/23(j)(k)	317	314,543
6.63%, 01/02/24(l)	2,255	2,164,608
01/02/24(j)(k)	416	415,200
Learfield Communications LLC, Term Loan, (LIBOR USD 1 Month + 3.25%), 4.25%, 12/01/23(j)	124	92,155
Radiate Holdco LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 3.00%), 3.75%, 02/01/24(j)	68	64,851
Terrier Media Buyer, Inc., Term Loan, (LIBOR USD 1 Month + 4.25%), 4.43%, 12/17/26(j)	250	237,739
Xplornet Communications, Inc., Term Loan, (LIBOR USD 1 Month + 4.75%), 4.93%, 06/10/27(j)	483	460,058

		5,497,650

Metals & Mining — 0.0%
Big River Steel LLC, 1st Lien Term Loan B, 08/23/23(j)(k)	110	103,235

Oil, Gas & Consumable Fuels — 0.2%(j)
Chesapeake Energy Corp., Term Loan, 06/24/24(k)	1,784	1,023,390
CNX Resources Corp., Term Loan, (LIBOR USD 1 Month + 4.50%), 4.68%, 11/28/22	217	171,621

		1,195,011

Pharmaceuticals — 0.2%(j)
Endo Pharmaceuticals, Inc., Term Loan B, (LIBOR USD 1 Month + 4.25%), 5.00%, 04/29/24	601	566,005
Jaguar Holding Co. I, Term Loan, (LIBOR USD 1 Month + 2.50%), 3.50%, 08/18/22	363	358,371

		924,376

Professional Services — 0.1%
Dun & Bradstreet Corp. (The), 1st Lien Term Loan B, (LIBOR USD 1 Month + 4.00%), 4.18%, 02/06/26(j)	689	670,279

Software — 0.7%
Castle US Holding Corp., Term Loan, (LIBOR USD 3 Month + 3.75%), 4.06%, 01/29/27(j)	357	325,101
Informatica LLC, Term Loan:
7.13%, 02/25/25(l)	707	706,116
(LIBOR USD 1 Month + 3.25%), 3.43%, 02/25/27(j)	330	315,315
Kronos, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.18%, 11/01/23(j)	97	96,295
Kronos, Inc., 2nd Lien Term Loan B, (LIBOR USD 1 Month + 8.25%), 9.25%, 11/01/24(j)	569	568,647
Refinitiv US Holdings, Inc., Term Loan, (LIBOR USD 1 Month + 3.25%), 3.43%, 10/01/25(j)	310	302,874

Security	Par (000)	Value

Software (continued)
RP Crown Parent LLC, 1st Lien Term Loan, (LIBOR USD 1 Month + 2.75%), 3.75%, 10/12/23(j)	USD 162	$157,239
The Ultimate Software Group, Inc., Term Loan, 05/04/26(j)(k)	323	318,611
TIBCO Software, Inc., 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 06/30/26(b)(j)	453	426,618
TIBCO Software, Inc., 2nd Lien Term Loan, 03/03/28(j)(k)	471	451,279
Ultimate Software Group, Inc. (The), 1st Lien Term Loan, (LIBOR USD 1 Month + 3.75%), 3.93%, 05/04/26(j)	169	163,380

		3,831,475

Specialty Retail — 0.2%
PetSmart, Inc., Term Loan, 03/11/22(j)(k)	1,012	997,139

Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd., Term Loan, (LIBOR USD 3 Month + 3.25%), 3.80%, 05/27/24(j)	407	340,196

Total Floating Rate Loan Interests — 8.3% (Cost: $45,864,206)		42,751,837

Capital Trusts — 1.9%

Banks — 1.9%(e)(j)
Bank of America Corp.:
Series X, 6.25%	808	836,337
Series Z, 6.50%	584	627,601
Series AA, 6.10%	840	886,200
Series DD, 6.30%	98	108,753
CIT Group, Inc., Series A, 5.80%	295	226,967
Citigroup, Inc., Series V, 4.70%	1,050	933,188
JPMorgan Chase & Co.:
Series V, 4.75%	640	564,800
Series I, 4.23%	197	179,329
Series Q, 5.15%	190	184,775
Series S, 6.75%	240	258,000
Series U, 6.13%	99	101,030
Series FF, 5.00%	1,865	1,783,872
Series X, 6.10%	693	709,178
Series HH, 4.60%	959	855,908
Wells Fargo & Co., Series U, 5.87%	1,071	1,113,165

		9,369,103

Capital Markets — 0.0%
Morgan Stanley, Series H, 4.83%(e)(j)	162	145,792

Total Capital Trusts — 1.9% (Cost: $10,043,466)		9,514,895

	Shares

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co. (Issued/exercisable 06/17/20, 1 share for 1 warrant, Expires 06/30/23, Strike Price USD 0.01)(a)	33,915	126,842

Total Warrants — 0.0%		126,842

Total Long-Term Investments — 97.4% (Cost: $508,239,310)		499,946,811

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities — 0.5%(m)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*	2,360,952	$2,360,952
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%	316,929	316,929

Total Short-Term Securities — 0.5% (Cost: $2,677,881)		2,677,881

Total Investments — 97.9% (Cost: $510,917,191)		502,624,692

Other Assets Less Liabilities — 2.1%		10,775,812

Net Assets — 100.0%		$513,400,504

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Perpetual security with no stated maturity date.
(f)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(h)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(i)	Convertible security.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(l)	Fixed rate.
(m)	Annualized 7-day yield as of period end.

*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	17,457,639	—	(15,096,687)	2,360,952	$2,360,952	$50,841	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
U.S. Treasury 10 Year Note	163	09/21/20	$22,685	$(79,580)
U.S. Treasury Long Bond	18	09/21/20	3,214	(33,334)
U.S. Treasury Ultra Bond	56	09/21/20	12,217	(135,628)
U.S. Treasury 5 Year Note	75	09/30/20	9,431	(30,429)

				$(278,971)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	315,000	USD	230,105	JPMorgan Chase Bank NA	07/06/20	$1,925
EUR	2,623,000	USD	2,945,366	State Street Bank and Trust Co.	07/06/20	1,815
GBP	88,000	USD	108,248	State Street Bank and Trust Co.	07/06/20	795

						4,535

USD	228,910	CAD	315,000	BNP Paribas SA	07/06/20	(3,120)
USD	2,919,643	EUR	2,623,000	UBS AG	07/06/20	(27,537)
USD	108,392	GBP	88,000	Standard Chartered Bank	07/06/20	(651)
USD	230,126	CAD	315,000	JPMorgan Chase Bank NA	08/05/20	(1,923)
USD	2,947,286	EUR	2,623,000	State Street Bank and Trust Co.	08/05/20	(1,960)
USD	108,267	GBP	88,000	State Street Bank and Trust Co.	08/05/20	(798)

						(35,989)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	B+	USD	11,533	$(65,135)	$(466,225)	$401,090

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Nordstrom, Inc.	1.00%	Quarterly	Barclays Bank plc	06/20/25	USD	87	$14,592	$20,681	$(6,089)

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CenturyLink, Inc.	1.00%	Quarterly	Barclays Bank plc	12/20/23	NR	USD	312	$(20,499)	$(16,624)	$(3,875)
CenturyLink, Inc.	1.00	Quarterly	Barclays Bank plc	06/20/25	NR	USD	567	(64,916)	(74,829)	9,913

								$(85,415)	$(91,453)	$6,038

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(466,225)	$401,090	$—
OTC Swaps	20,681	(91,453)	9,913	(9,964)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$4,535	$—	$—	$4,535
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	401,090	—	—	—	—	401,090
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	30,594	—	—	—	—	30,594

	$—	$431,684	$—	$4,535	$—	$—	$436,219

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	278,971	—	278,971
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	35,989	—	—	35,989
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	101,417	—	—	—	—	101,417

	$—	$101,417	$—	$35,989	$278,971	$—	$416,377

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(725,851)	$—	$(50,908)	$—	$(776,759)
Forward foreign currency exchange contracts	—	—	—	16,609	—	—	16,609
Swaps	—	(1,674,727)	—	—	—	—	(1,674,727)

	$—	$(1,674,727)	$(725,851)	$16,609	$(50,908)	$—	$(2,434,877)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	(278,971)	—	(278,971)
Forward foreign currency exchange contracts	—	—	—	33,344	—	—	33,344
Swaps	—	152,406	—	—	—	—	152,406

	$—	$152,406	$—	$33,344	$(278,971)	$—	$(93,221)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$28,888,121
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	6,610,378
Average amounts sold — in USD	3,306,041
Credit default swaps:
Average notional value — buy protection	43,592
Average notional value — sell protection	12,877,013

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$97,058	$—
Forward foreign currency exchange contracts	4,535	35,989
Swaps — Centrally cleared	95,594	—
Swaps — OTC(a)	30,594	101,417

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$227,781	$137,406
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(192,652)	—

Total derivative assets and liabilities subject to an MNA	$35,129	$137,406

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Barclays Bank plc	$30,594	$(30,594)	$—	$—	$—
JPMorgan Chase Bank NA	1,925	(1,923)	—	—	2
State Street Bank and Trust Co.	2,610	(2,610)	—	—	—

	$35,129	$(35,127)	$—	$—	$2

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged (c)	Net Amount of Derivative Liabilities (d)
Barclays Bank plc	$101,417	$(30,594)	$—	$(70,823)	$—
BNP Paribas SA	3,120	—	—	—	3,120
JPMorgan Chase Bank NA	1,923	(1,923)	—	—	—
Standard Chartered Bank	651	—	—	—	651
State Street Bank and Trust Co.	2,758	(2,610)	—	—	148
UBS AG	27,537	—	—	—	27,537

	$137,406	$(35,127)	$—	$(70,823)	$31,456

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Building Products	$11,024	$—	$—	$11,024
Chemicals	1,446,100	—	—	1,446,100
Energy Equipment & Services	857	—	41,085	41,942
Entertainment	239,559	—	—	239,559
Equity Real Estate Investment Trusts (REITs)	1,977,310	—	—	1,977,310
Hotels, Restaurants & Leisure	584,362	—	—	584,362
Life Sciences Tools & Services	52,769	—	—	52,769
Media	151,991	—	—	151,991
Metals & Mining	620,052	—	—	620,052
Pharmaceuticals	761,065	—	—	761,065
Corporate Bonds	—	441,667,063	—	441,667,063
Floating Rate Loan Interests:
Aerospace & Defense	—	188,015	—	188,015
Airlines	—	93,840	—	93,840
Auto Components	—	412,938	—	412,938
Automobiles	—	121,416	—	121,416
Building Products	—	111,789	—	111,789
Capital Markets	—	314,071	—	314,071
Chemicals	—	2,591,246	—	2,591,246
Commercial Services & Supplies	—	2,961,568	—	2,961,568
Construction & Engineering	—	641,105	—	641,105
Containers & Packaging	—	616,157	—	616,157
Diversified Consumer Services	—	1,026,511	—	1,026,511
Diversified Financial Services	—	296,724	—	296,724
Diversified Telecommunication Services	—	4,654,658	354,667	5,009,325
Electric Utilities	—	631,925	—	631,925
Energy Equipment & Services	—	475,060	—	475,060
Entertainment	—	8,432	—	8,432
Food Products	—	269,649	—	269,649
Health Care Equipment & Supplies	—	2,451,212	—	2,451,212
Health Care Providers & Services	—	2,190,966	250,879	2,441,845
Hotels, Restaurants & Leisure	—	378,833	90,933	469,766
Independent Power and Renewable Electricity Producers	—	24,965	—	24,965
Industrial Conglomerates	—	301,172	—	301,172
Insurance	—	2,197,403	—	2,197,403
IT Services	—	3,266,814	117,990	3,384,804
Life Sciences Tools & Services	—	378,252	—	378,252
Machinery	—	1,438,807	334,479	1,773,286
Media	—	5,497,650	—	5,497,650
Metals & Mining	—	103,235	—	103,235
Oil, Gas & Consumable Fuels	—	1,195,011	—	1,195,011
Pharmaceuticals	—	924,376	—	924,376
Professional Services	—	670,279	—	670,279
Software	—	3,404,857	426,618	3,831,475
Specialty Retail	—	997,139	—	997,139
Wireless Telecommunication Services	—	340,196	—	340,196
Capital Trusts	—	9,514,895	—	9,514,895
Warrants	—	126,842	—	126,842
Short-Term Securities	2,677,881	—	—	2,677,881
Unfunded Floating Rate Loan Interests(a)	—	6,702	—	6,702

	$8,522,970	$492,491,773	$1,616,651	$502,631,394

Derivative Financial Instruments(b)
Assets:
Credit contracts	$—	$411,003	$—	$411,003

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock High Yield V.I. Fund

	Level 1	Level 2	Level 3	Total
Foreign currency exchange contracts	$—	$4,535	$—	$4,535
Liabilities:
Credit contracts	—	(9,964)	—	(9,964)
Foreign currency exchange contracts	—	(35,989)	—	(35,989)
Interest rate contracts	(278,971)	—	—	(278,971)

	$(278,971)	$369,585	$—	$90,614

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock High Yield V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $508,556,239)	$500,263,740
Investments at value — affiliated (cost — $2,360,952)	2,360,952
Cash	88,135
Cash pledged:
Collateral — OTC derivatives	410,000
Futures contracts	1,058,000
Centrally cleared swaps	1,600,000
Foreign currency at value (cost — $1,879)	1,867
Receivables:
Investments sold	12,892,270
Capital shares sold	3,222,262
Dividends — affiliated	1,046
Dividends — unaffiliated	16,755
Interest — unaffiliated	7,118,255
Variation margin on futures contracts	97,058
Variation margin on centrally cleared swaps	95,593
Swap premiums paid	20,681
Unrealized appreciation on:
Forward foreign currency exchange contracts	4,535
OTC swaps	9,913
Unfunded floating rate loan interests	6,702
Prepaid expenses	6,276

Total assets	529,274,040

LIABILITIES
Payables:
Investments purchased	12,150,422
Capital shares redeemed	654,379
Distribution fees	74,475
Income dividend distributions	2,305,918
Investment advisory fees	206,405
Directors’ and Officer’s fees	1,846
Other affiliates	1,393
Other accrued expenses	341,292
Swap premiums received	91,453
Unrealized depreciation on:
Forward foreign currency exchange contracts	35,989
OTC swaps	9,964

Total liabilities	15,873,536

NET ASSETS	$513,400,504

NET ASSETS CONSIST OF
Paid-in capital	$542,538,630
Accumulated loss	(29,138,126)

NET ASSETS	$513,400,504

NET ASSET VALUE
Class I — Based on net assets of $160,702,080 and 23,014,517 shares outstanding, 200 million shares authorized, $0.10 par value	$6.98

Class III — Based on net assets of $352,698,424 and 50,539,533 shares outstanding, 100 million shares authorized, $0.10 par value	$6.98

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock High Yield V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$50,841
Dividends — unaffiliated	57,091
Interest — unaffiliated	15,363,667
Foreign taxes withheld	(79)

Total investment income	15,471,520

EXPENSES
Investment advisory	1,201,770
Distribution — class specific	443,387
Transfer agent — class specific	402,036
Accounting services	67,902
Professional	47,037
Printing	29,663
Custodian	18,635
Transfer agent	2,514
Directors and Officer	2,177
Miscellaneous	7,338

Total expenses	2,222,459
Less:
Fees waived and/or reimbursed by the Manager	(5,318)
Transfer agent fees waived and/or reimbursed — class specific	(264,368)

Total expenses after fees waived and/or reimbursed	1,952,773

Net investment income	13,518,747

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,567,755)
Forward foreign currency exchange contracts	16,609
Foreign currency transactions	(949)
Futures contracts	(776,759)
Swaps	(1,674,727)

(7,003,581)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(24,536,889)
Forward foreign currency exchange contracts	33,344
Foreign currency translations	(4,111)
Futures contracts	(278,971)
Swaps	152,406
Unfunded floating rate loan interests	(22,545)

(24,656,766)

Net realized and unrealized loss	(31,660,347)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,141,600)

See notes to financial statements.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock High Yield V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,518,747	$26,346,952
Net realized loss	(7,003,581)	(2,928,838)
Net change in unrealized appreciation (depreciation)	(24,656,766)	45,625,137

Net increase (decrease) in net assets resulting from operations	(18,141,600)	69,043,251

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(4,564,142)	(9,356,058)
Class III	(9,489,169)	(17,474,280)

Decrease in net assets resulting from distributions to shareholders	(14,053,311)	(26,830,338)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(29,800,766)	103,576,572

NET ASSETS
Total increase (decrease) in net assets	(61,995,677)	145,789,485
Beginning of period	575,396,181	429,606,696

End of period	$513,400,504	$575,396,181

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.43		$6.80	$7.39	$7.24	$6.77	$7.44

Net investment income(a)	0.19		0.38	0.38	0.38	0.37	0.36
Net realized and unrealized gain (loss)	(0.45)		0.64	(0.57)	0.15	0.48	(0.61)

Net increase (decrease) from investment operations	(0.26)		1.02	(0.19)	0.53	0.85	(0.25)

Distributions from net investment income(b)	(0.19)		(0.39)	(0.40)	(0.38)	(0.38)	(0.42)

Net asset value, end of period	$6.98		$7.43	$6.80	$7.39	$7.24	$6.77

Total Return(c)
Based on net asset value	(3.39	)%(d)	15.29%	(2.79)%	7.48%	12.92%	(3.60)%

Ratios to Average Net Assets(e)
Total expenses	0.70	%(f)	0.70%	0.77%	0.78%	0.80%	0.84%

Total expenses after fees waived and/or reimbursed	0.59	%(f)	0.59%	0.63%	0.67%	0.68%	0.70%

Net investment income	5.40	%(f)	5.28%	5.30%	5.13%	5.29%	4.86%

Supplemental Data
Net assets, end of period (000)	$160,702		$178,147	$185,736	$201,945	$152,835	$127,742

Portfolio turnover rate	65%		83%	79%	75%	89%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock High Yield V.I. Fund

	Class III

	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$7.42		$6.80	$7.38	$7.24	$6.76	$7.43

Net investment income(a)	0.18		0.37	0.36	0.36	0.36	0.34
Net realized and unrealized gain (loss)	(0.43)		0.62	(0.56)	0.14	0.48	(0.61)

Net increase (decrease) from investment operations	(0.25)		0.99	(0.20)	0.50	0.84	(0.27)

Distributions from net investment income(b)	(0.19)		(0.37)	(0.38)	(0.36)	(0.36)	(0.40)

Net asset value, end of period	$6.98		$7.42	$6.80	$7.38	$7.24	$6.76

Total Return(c)
Based on net asset value	(3.37	)%(d)	14.86%	(2.89)%	7.08%	12.82%	(3.85)%

Ratios to Average Net Assets(e)
Total expenses	0.93	%(f)	0.94%	1.02%	1.03%	1.00%	1.06%

Total expenses after fees waived and/or reimbursed	0.83	%(f)	0.83%	0.87%	0.92%	0.92%	0.94%

Net investment income	5.14	%(f)	5.06%	5.05%	4.87%	5.05%	4.63%

Supplemental Data
Net assets, end of period (000)	$352,698		$397,249	$243,871	$243,479	$190,149	$95,139

Portfolio turnover rate	65%		83%	79%	75%	89%	73%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	—%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock High Yield V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Fund (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Intelsat Jackson Holdings SA, Term Loan	$510,406	$510,406	$517,108	$6,702

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.55%
$250 Million — $500 Million	0.50
$500 Million — $750 Million	0.45
Greater than $750 Million	0.40

For the six months ended June 30, 2020, the aggregate average daily net assets of the Fund and BlackRock Total Return V.I. Fund were approximately $644,248,436.

The Manager entered into a sub-advisory agreement, effective March 2, 2020, with BlackRock International Limited (“BIL”), affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended June 30, 2020, the class specific distribution fees borne directly by Class III were $443,387.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$133,983
Class III	268,053
$402,036

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $5,318.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $3,011 for certain accounting services, which is included in accounting services in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.06%
Class III	0.05

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts waived and/or reimbursed are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$85,049
Class III	179,319
$264,368

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/ or reimbursed by the Manager.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$2,329,867
Sales	6,537,545
Net Realized Gain	22,457

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns and excluding short-term securities, were $330,609,622 and $358,286,024, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2019, the Fund had non-expiring capital loss carryforward available to offset future realized capital gains of $11,692,295.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$513,453,801

Gross unrealized appreciation	$9,826,314
Gross unrealized depreciation	(20,564,809)

Net unrealized appreciation (depreciation)	$(10,738,495)

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (unaudited) (continued)

counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund. With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	10,319,333	$74,586,580	7,593,809	$55,369,906
Shares issued in reinvestment of distributions	656,073	4,590,276	1,308,440	9,425,674
Shares redeemed	(11,942,476)	(85,392,038)	(12,221,914)	(88,379,054)

Net decrease	(967,070)	$(6,215,182)	(3,319,665)	$(23,583,474)

Class III
Shares sold	23,631,181	$165,648,643	42,635,935	$307,644,405
Shares issued in reinvestment of distributions	1,348,006	9,439,081	2,356,193	17,002,418
Shares redeemed	(27,950,265)	(198,673,308)	(27,351,268)	(197,486,777)

Net increase (decrease)	(2,971,078)	$(23,585,584)	17,640,860	$127,160,046

Total Net Increase (Decrease)	(3,938,148)	$(29,800,766)	14,321,195	$103,576,572

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviations

DAC	Designated Activity Company

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

OTC	Over-the-counter

PIK	Payment-In-Kind

REIT	Real Estate Investment Trust

GLOSSARY OF TERMS USED IN THIS REPORT	39

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds II, Inc.

•	BlackRock Total Return V.I. Fund

Not FDIC Insured - May Lose Value - No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock Total Return V.I. Fund

Investment Objective

BlackRock Total Return V.I. Fund’s (the “Fund”) investment objective is to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

The Fund’s allocation to securitized assets, namely commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”), was the biggest constraint on performance relative to the benchmark for the period. Both CMBS and RMBS suffered from illiquidity and concerns that individuals and businesses would have difficulty servicing their mortgage debt in the wake of the economic downturn driven by the emergence of the coronavirus pandemic. An overweight in U.S. municipal bonds also detracted from the Fund’s performance.

An above-benchmark stance with respect to portfolio duration (and corresponding sensitivity to changes in interest rates) was the leading positive contributor to performance as U.S. Treasury yields declined (and prices increased) sharply over the period. The Fund’s overweighting of U.S. investment grade corporate bonds also added to relative performance as the asset class benefited from improved sentiment following the announcement by the Fed of its plans to include corporate bonds in its purchase program. Overweight positioning in agency RMBS and emerging market debt also contributed to the Fund’s performance for the period.

Describe recent portfolio activity.

During the first half of the period, the Fund maintained an overweight in duration versus the benchmark with a focus on the three-to-five-year and 15-year-and-above parts of the yield curve. The Fund’s investment adviser tactically traded agency RMBS, sharply reducing exposure when valuations became, in the investment adviser’s view, expensive in February 2020 and moving back to an overweight position in mid-March when valuations again became attractive. The sector has since benefited from the Fed’s announcement of its RMBS purchase program. Securitized assets came under significant pressure in March due to decreased liquidity, which ultimately led to indiscriminate selling across capital structure of these assets. The Fund’s positioning in securitized assets was focused on higher quality assets with strong levels of protection.

Risk assets performed well in the second quarter of 2020 due to immense policy support and much improved market sentiment. During the second quarter, the Fund reduced its overweight in U.S. duration, ending the quarter with a neutral duration stance relative to the benchmark. The Fund favored the long end of the yield curve as a means to manage risk against a deterioration in economic sentiment until June, when the investment adviser started to trim this overweight position on the view of the outlook for increased U.S. Treasury issuance. Within spread assets, the Fund added slightly to U.S. investment grade corporate credit and certain parts of the high yield corporate market. The Fund also increased its overweight in agency RMBS on the view that rates should remain within a relatively tight range, which the investment adviser believes should bode well for the sector.

The Fund held derivatives primarily through futures contracts for risk management purposes as well as to manage risk exposures. The Fund’s use of derivatives generally added to the Fund’s performance during the period.

At period end, the Fund had a slightly higher-than-average cash balance. The Fund’s cash balance had no material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period with a neutral duration stance versus the benchmark. The Fund held a small overweight position in select European peripherals, such as Italy, given central bank support. The Fund remained constructive on inflation and real rates. Within spread assets, the Fund remained overweight in agency RMBS and investment grade corporate credit as sources of high-quality income. The Fund maintained an allocation to emerging market debt based on attractive valuations and intermediate-term return potential, while remaining prepared to tactically shift exposure there. Overall, the Fund continued to hold its up-in-quality bias in the portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock Total Return V.I. Fund

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I (c)(d)	0.90%	0.74%	5.74%	8.46%	4.20%	4.31%
Class III (c)(d)	0.59	0.50	5.64	8.20	3.89	4.01(e	)
Bloomberg Barclays U.S. Aggregate Bond Index (f)	—	—	6.14	8.74	4.30	3.82

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value for the periods shown, and assume reinvestment of all distributions at net asset value on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns.

(d)

Under normal circumstances, the Fund invests at least 80%, and typically invests 90% or more, of its assets in fixed income securities, such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities, government obligations and money market securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Total Return V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(e)

The returns for Class III Shares prior to August 14, 2012, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares, as adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	38%
Corporate Bonds	34
U.S. Treasury Obligations	8
Investment Companies	6
Asset-Backed Securities	5
Municipal Bonds	4
Non-Agency Mortgage-Backed Securities	3
Foreign Government Obligations	2
Floating Rate Loan Interests	—	(b)
Foreign Agency Obligations	—	(b)
Capital Trusts	—	(b)
Other Interests	—	(b)

(a)	Excludes short-term securities, options purchased, options written, TBA sale commitments and investments sold short.
(b)	Represents less than 1% of the Fund’s total investments.

CREDIT QUALITY ALLOCATION

Credit Rating (a)	Percent of Total Investments (b)
AAA/Aaa (c)	50%
AA/Aa	5
A	21
BBB/Baa	17
BB/Ba	3
B	1
CCC/Caa	—	(d)
CC/Ca	—	(d)
C	—	(d)
NR	3

(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities, options purchased, options written, TBA sale commitments and investments sold short.
(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

(d)	Represents less than 1% of the Fund’s total investments.

FUND SUMMARY	3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual				Hypothetical (a)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Ending Account Value (06/30/20)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,057.40	$2.66	$2.61	$1,000.00	$1,022.28	$2.61	$1,022.33	$2.56
Class III	1,000.00	1,056.40	4.24	4.19	1,000.00	1,020.74	4.17	1,020.79	4.12

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.52% for Class I and 0.83% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.51% for Class I and 0.82% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments (unaudited) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities — 5.7%
ACE Securities Corp. Home Equity Loan Trust(a):
Series 2003-OP1, Class A2, (LIBOR USD 1 Month + 0.72%), 0.90%, 12/25/33	USD	122	$105,066
Series 2007-HE4, Class A2A, (LIBOR USD 1 Month + 0.13%), 0.31%, 05/25/37		94	22,618
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (LIBOR USD 3 Month + 1.10%), 2.32%, 07/15/26(a)(b)		152	150,786
Ajax Mortgage Loan Trust(b):
Series 2017-D, Class A, 3.75%, 12/25/57(c)		303	303,286
Series 2018-A, Class A, 3.85%, 04/25/58(c)		309	293,855
Series 2018-A, Class B, 0.00%, 04/25/58		89	42,337
Series 2018-B, Class A, 3.75%, 02/26/57(c)		186	177,082
Series 2018-B, Class B, 0.00%, 02/26/57		92	24,972
Series 2018-D, Class A, 3.75%, 08/25/58(c)(d)		357	339,119
Series 2018-D, Class B, 0.00%, 08/25/58(c)(d)		109	52,004
Series 2018-E, Class A, 4.38%, 06/25/58(d)		200	201,876
Series 2018-E, Class B, 5.25%, 06/25/58(c)(d)		100	100,590
Series 2018-E, Class C, 0.00%, 06/25/58(d)		96	69,020
Series 2018-F, Class A, 4.38%, 11/25/58(c)(d)		628	633,404
Series 2018-F, Class B, 5.25%, 11/25/58(c)(d)		111	110,346
Series 2018-F, Class C, 0.00%, 11/25/58		243	137,287
Series 2018-G, Class A, 4.38%, 06/25/57(c)(d)		557	540,001
Series 2018-G, Class B, 5.25%, 06/25/57(c)(d)		103	77,250
Series 2018-G, Class C, 5.25%, 06/25/57(c)		227	221,627
Series 2019-A, Class A, 3.75%, 08/25/57(d)		545	559,259
Series 2019-A, Class B, 5.25%, 08/25/57(d)		100	72,513
Series 2019-A, Class C, 0.00%, 08/25/57(c)		185	152,166
Series 2019-B, Class A, 3.75%, 01/25/59(d)		900	924,470
Series 2019-B, Class B, 5.25%, 01/25/59(c)(d)		117	87,750
Series 2019-B, Class C, 0.00%, 01/25/59(c)		298	254,140
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (LIBOR USD 3 Month + 1.08%), 2.19%, 10/21/28(a)(b)		500	489,472
Allegro CLO V Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.24%), 2.42%, 10/16/30(a)(b)		250	243,598
ALM VII R Ltd., Series 2013-7RA, Class A1R, (LIBOR USD 3 Month + 1.41%), 2.63%, 10/15/28(a)(b)		250	248,119
ALM XVI Ltd., Series 2015-16A, Class A2R2, (LIBOR USD 3 Month + 1.50%), 2.72%, 07/15/27(a)(b)		255	247,788
American Homes 4 Rent Trust, Series 2014- SFR3, Class A, 3.68%, 12/17/36(b)		180	192,601
Anchorage Capital CLO 1-R Ltd., Series 2018- 1RA, Class A1, (LIBOR USD 3 Month + 0.99%), 2.30%, 04/13/31(a)(b)		310	298,590
Anchorage Capital CLO 4-R Ltd.(a)(b):
Series 2014-4RA, Class A, (LIBOR USD 3 Month + 1.05%), 1.94%, 01/28/31		250	243,109
Series 2014-4RA, Class C, (LIBOR USD 3 Month + 1.85%), 2.74%, 01/28/31		250	237,005
Anchorage Capital CLO 5-R Ltd.(a)(b):
Series 2014-5RA, Class B, (LIBOR USD 3 Month + 1.45%), 2.67%, 01/15/30		500	481,760
Series 2014-5RA, Class C, (LIBOR USD 3 Month + 1.85%), 3.07%, 01/15/30		250	234,413
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (LIBOR USD 3 Month + 1.27%), 2.49%, 07/15/30(a)(b)		250	244,564
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.56%, 10/13/30(a)(b)		250	245,754

Security		Par (000)	Value

Asset-Backed Securities (continued)
Apidos CLO XII, Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.30%, 04/15/31(a)(b)	USD	500	$487,829
Apidos CLO XV, Series 2013-15A, Class A1RR, (LIBOR USD 3 Month + 1.01%), 2.15%, 04/20/31(a)(b)		500	485,912
Arbor Realty CLO Ltd., Series 2017-FL3, Class A, (LIBOR USD 1 Month + 0.99%), 1.17%, 12/15/27(a)(b)		130	127,685
Ares XXXVII CLO Ltd., Series 2015-4A, Class A1R, (LIBOR USD 3 Month + 1.17%), 2.39%, 10/15/30(a)(b)		250	245,185
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (LIBOR USD 1 Month + 0.48%), 0.66%, 05/25/35(a)		48	42,045
Avery Point V CLO Ltd., Series 2014-5A, Class AR, (LIBOR USD 3 Month + 0.98%), 2.11%, 07/17/26(a)(b)		99	98,814
Avery Point VI CLO Ltd., Series 2015-6A, Class BR, (LIBOR USD 3 Month + 1.50%), 2.04%, 08/05/27(a)(b)		250	241,666
B2R Mortgage Trust, Series 2015-2, Class A, 3.34%, 11/15/48(b)		10	10,073
Babson CLO Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.19%), 2.33%, 10/20/30(a)(b)		260	254,006
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.50%, 12/10/25(d)		300	148,126
Battalion CLO X Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.27%, 01/24/29(a)(b)		940	926,800
Bayview Financial Revolving Asset Trust(a)(b):
Series 2004-B, Class A1, (LIBOR USD 1 Month + 1.00%), 1.18%, 05/28/39		110	89,818
Series 2005-A, Class A1, (LIBOR USD 1 Month + 1.00%), 1.18%, 02/28/40		145	132,513
Series 2005-E, Class A1, (LIBOR USD 1 Month + 1.00%), 1.18%, 12/28/40		56	48,832
BCMSC Trust(d):
Series 2000-A, Class A2, 7.58%, 06/15/30		40	11,565
Series 2000-A, Class A3, 7.83%, 06/15/30		37	11,100
Series 2000-A, Class A4, 8.29%, 06/15/30		27	8,504
BDS Ltd., Series 2019-FL3, Class A, (LIBOR USD 1 Month + 1.40%), 1.59%, 12/15/35(a)(b)		200	196,033
Bear Stearns Asset-Backed Securities I Trust(a):
Series 2007-FS1, Class 1A3, (LIBOR USD 1 Month + 0.17%), 0.35%, 05/25/35		66	70,337
Series 2007-HE2, Class 23A, (LIBOR USD 1 Month + 0.14%), 0.32%, 03/25/37		44	45,378
Series 2007-HE3, Class 1A4, (LIBOR USD 1 Month + 0.35%), 0.53%, 04/25/37		195	158,435
Bear Stearns Asset-Backed Securities Trust,
Series 2005-4, Class M2, (LIBOR USD 1 Month + 1.20%), 1.38%, 01/25/36(a)		2	2,281
Benefit Street Partners CLO VI Ltd., Series 2015-VIA, Class A1R, (LIBOR USD 3 Month + 1.24%), 2.38%, 10/18/29(a)(b)		250	246,088
BlueMountain CLO Ltd.(a)(b):
Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.23%), 2.37%, 01/20/29		307	301,583
Series 2013-2A, Class A1R, (LIBOR USD 3 Month + 1.18%), 2.28%, 10/22/30		498	484,418
California Street CLO XII Ltd., Series 2013-12A, Class AR, (LIBOR USD 3 Month + 1.03%), 2.25%, 10/15/25(a)(b)		125	124,299

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Carrington Mortgage Loan Trust, Series 2006- NC4, Class A3, (LIBOR USD 1 Month + 0.16%), 0.34%, 10/25/36(a)	USD	68	$63,717
CBAM Ltd., Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.39%, 07/20/30(a)(b)		250	247,580
C-BASS Trust, Series 2006-CB7, Class A4, (LIBOR USD 1 Month + 0.16%), 0.34%, 10/25/36(a)		55	41,911
Cedar Funding II CLO Ltd.(a)(b):
Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.23%), 1.54%, 06/09/30		250	245,475
Series 2013-1A, Class BR, (LIBOR USD 3 Month + 1.75%), 2.06%, 06/09/30		250	243,482
Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, (LIBOR USD 3 Month + 1.09%), 2.23%, 10/20/28(a)(b)		430	421,806
Cedar Funding VIII CLO Ltd., Series 2017-8A, Class A1, (LIBOR USD 3 Month + 1.25%), 2.38%, 10/17/30(a)(b)		510	501,716
CIFC Funding Ltd.(a)(b):
Series 2013-2A, Class A1LR, (LIBOR USD 3 Month + 1.21%), 2.35%, 10/18/30		230	225,611
Series 2014-4RA, Class A1A, (LIBOR USD 3 Month + 1.13%), 2.26%, 10/17/30		540	530,366
Citigroup Mortgage Loan Trust(a):
Series 2007-AHL2, Class A3B, (LIBOR USD 1 Month + 0.20%), 0.38%, 05/25/37		225	171,189
Series 2007-AHL2, Class A3C, (LIBOR USD 1 Month + 0.27%), 0.45%, 05/25/37		102	78,306
Conseco Finance Corp.:
Series 1997-3, Class M1, 7.53%, 03/15/28(d)		41	41,811
Series 1997-6, Class M1, 7.21%, 01/15/29(d)		27	27,675
Series 1998-8, Class M1, 6.98%, 09/01/30(d)		106	96,291
Series 1999-5, Class A5, 7.86%, 03/01/30(d)		29	17,208
Series 1999-5, Class A6, 7.50%, 03/01/30(d)		30	17,571
Series 2001-D, Class B1, (LIBOR USD 1 Month + 2.50%), 2.68%, 11/15/32(a)		73	67,317
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29(d)		56	20,538
Series 2000-4, Class A6, 8.31%, 05/01/32(d)		151	53,236
Series 2000-5, Class A7, 8.20%, 05/01/31		142	72,979
Countrywide Asset-Backed Certificates(a):
Series 2006-S10, Class A3, (LIBOR USD 1 Month + 0.32%), 0.50%, 10/25/36		26	23,470
Series 2006-SPS1, Class A, (LIBOR USD 1 Month + 0.22%), 0.40%, 12/25/25		1	1,677
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.26%, 12/25/36(e)		13	12,580
Series 2006-MH1, Class B1, 6.25%, 10/25/36(b)(e)		100	103,832
Series 2006-SL1, Class A2, 6.06%, 09/25/36(b)(e)		83	9,901
Series 2007-CB6, Class A4, (LIBOR USD 1 Month + 0.34%), 0.52%, 07/25/37(a)(b)		50	38,765
CWABS Asset-Backed Certificates Trust:
Series 2005-16, Class 1AF, 4.63%, 04/25/36(d)		121	116,057
Series 2006-11, Class 3AV2, (LIBOR USD 1 Month + 0.16%), 0.34%, 09/25/46(a)		7	6,746
CWABS Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (LIBOR USD 1 Month + 0.27%), 0.45%, 03/15/34(a)		20	18,912

Security		Par (000)	Value

Asset-Backed Securities (continued)
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-5, Class A, (LIBOR USD 1 Month + 0.90%), 1.08%, 10/25/34(a)	USD	102	$98,472
CWHEQ Home Equity Loan Trust, Series 2006- S5, Class A5, 6.16%, 06/25/35		9	10,251
CWHEQ Revolving Home Equity Loan Resuritization Trust(a)(b):
Series 2006-RES, Class 4Q1B, (LIBOR USD 1 Month + 0.30%), 0.48%, 12/15/33		15	14,207
Series 2006-RES, Class 5B1B, (LIBOR USD 1 Month + 0.19%), 0.37%, 05/15/35(c)		7	6,523
CWHEQ Revolving Home Equity Loan Trust(a):
Series 2005-B, Class 2A, (LIBOR USD 1 Month + 0.18%), 0.36%, 05/15/35		12	11,915
Series 2006-C, Class 2A, (LIBOR USD 1 Month + 0.18%), 0.36%, 05/15/36		82	78,234
Series 2006-H, Class 1A, (LIBOR USD 1 Month + 0.15%), 0.33%, 11/15/36		54	43,334
Dorchester Park CLO DAC, Series 2015-1A, Class BR, (LIBOR USD 3 Month + 1.45%), 2.59%, 04/20/28(a)(b)		250	241,469
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (LIBOR USD 3 Month + 1.12%), 2.34%, 01/15/31(a)(b)		800	782,279
Dryden XXV Senior Loan Fund, Series 2012- 25A, Class ARR, (LIBOR USD 3 Month + 0.90%), 2.12%, 10/15/27(a)(b)		243	237,520
First Franklin Mortgage Loan Trust(a):
Series 2004-FFH3, Class M3, (LIBOR USD 1 Month + 1.05%), 1.23%, 10/25/34		33	28,662
Series 2006-FF16, Class 2A3, (LIBOR USD 1 Month + 0.14%), 0.32%, 12/25/36		687	390,849
Series 2006-FF17, Class A5, (LIBOR USD 1 Month + 0.15%), 0.33%, 12/25/36		551	484,958
Series 2006-FFH1, Class M2, (LIBOR USD 1 Month + 0.40%), 0.58%, 01/25/36		91	54,221
Flatiron CLO Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 0.89%), 2.11%, 04/15/27(a)(b)		163	162,121
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (LIBOR USD 1 Month + 0.14%), 0.32%, 02/25/37(a)		102	78,088
GE-WMC Asset-Backed Pass-Through Certificates, Series 2005-2, Class A2C, (LIBOR USD 1 Month + 0.50%), 0.68%, 12/25/35(a)		14	13,690
GSAA Home Equity Trust, Series 2007-2, Class AF3, 5.92%, 03/25/37(d)		27	7,921
GSAMP Trust(a):
Series 2007-H1, Class A1B, (LIBOR USD 1 Month + 0.20%), 0.38%, 01/25/47		27	16,043
Series 2007-HS1, Class M6, (LIBOR USD 1 Month + 2.25%), 2.43%, 02/25/47		40	39,132
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.07%, 07/25/27(a)(b)		264	260,964
Highbridge Loan Management Ltd., Series 6A-2015, Class A1R, (LIBOR USD 3 Month + 1.00%), 1.54%, 02/05/31(a)(b)		248	241,680
Home Equity Asset Trust, Series 2007-1, Class 2A3, (LIBOR USD 1 Month + 0.15%), 0.33%, 05/25/37(a)		90	73,882
Home Equity Mortgage Loan Asset-Backed Trust(a):
Series 2004-A, Class M2, (LIBOR USD 1 Month + 2.03%), 2.21%, 07/25/34		23	22,814

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Series 2007-A, Class 2A2, (LIBOR USD 1 Month + 0.19%), 0.37%, 04/25/37	USD	65	$46,184
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36(e)		65	17,692
Home Loan Mortgage Loan Trust, Series 2005- 1, Class A3, (LIBOR USD 1 Month + 0.72%), 0.90%, 04/15/36(a)		21	19,049
ICG US CLO Ltd., Series 2015-1A, Class A1R, (LIBOR USD 3 Month + 1.14%), 2.28%, 10/19/28(a)(b)		250	246,226
Invitation Homes Trust, Series 2018-SFR3, Class A, (LIBOR USD 1 Month + 1.00%), 1.19%, 07/17/37(a)(b)		121	119,828
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.53%, 09/25/37(b)(e)		32	31,220
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (LIBOR USD 1 Month + 0.27%), 0.45%, 05/25/36(a)		100	92,733
LCM 26 Ltd., Series 26A, Class A1, (LIBOR USD 3 Month + 1.07%), 2.21%, 01/20/31(a)(b)		280	273,616
LCM XX LP, Series 20A, Class AR, (LIBOR USD 3 Month + 1.04%), 2.18%, 10/20/27(a)(b)		250	246,931
LCM XXIV Ltd., Series 24A, Class A, (LIBOR USD 3 Month + 1.31%), 2.45%, 03/20/30(a)(b)		250	244,925
Legacy Mortgage Asset Trust, Series 2019-SL1, Class A, 4.00%, 12/28/54(b)(d)		184	184,944
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 04/15/40(d)		72	75,732
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/30/27(c)		45	44,865
Long Beach Mortgage Loan Trust(a): Series 2006-9, Class 2A2, (LIBOR USD 1 Month + 0.11%), 0.29%, 10/25/36		52	23,000
Series 2006-9, Class 2A4, (LIBOR USD 1 Month + 0.23%), 0.41%, 10/25/36		118	54,215
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (LIBOR USD 1 Month + 3.25%), 3.43%, 03/25/32(a)		29	29,195
Madison Park Funding XI Ltd., Series 2013- 11A, Class AR, (LIBOR USD 3 Month + 1.16%), 2.20%, 07/23/29(a)(b)		250	246,060
Madison Park Funding XIII Ltd., Series 2014- 13A, Class AR2, (LIBOR USD 3 Month + 0.95%), 2.09%, 04/19/30(a)(b)		580	564,924
Madison Park Funding XVIII Ltd., Series 2015- 18A, Class A1R, (LIBOR USD 3 Month + 1.19%), 2.30%, 10/21/30(a)(b)		510	500,760
Madison Park Funding XXVI Ltd., Series 2017- 26A, Class AR, (LIBOR USD 3 Month + 1.20%), 2.04%, 07/29/30(a)(b)		270	264,416
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (LIBOR USD 3 Month + 1.18%), 2.32%, 12/18/30(a)(b)		250	243,554
Mariner CLO 5 Ltd., Series 2018-5A, Class A, (LIBOR USD 3 Month + 1.11%), 2.10%, 04/25/31(a)(b)		250	244,377
Mariner CLO Ltd., Series 2017-4A, Class A, (LIBOR USD 3 Month + 1.21%), 2.20%, 10/26/29(a)(b)		250	246,039
MASTR Specialized Loan Trust, Series 2006-3, Class A, (LIBOR USD 1 Month + 0.26%), 0.44%, 06/25/46(a)(b)		16	14,605

Security		Par (000)	Value

Asset-Backed Securities (continued)
Merrill Lynch Mortgage Investors Trust(a):
Series 2006-OPT1, Class M1, (LIBOR USD 1 Month + 0.26%), 0.44%, 08/25/37	USD	34	$16,181
Series 2006-RM3, Class A2B, (LIBOR USD 1 Month + 0.09%), 0.27%, 06/25/37		27	7,268
Morgan Stanley ABS Capital I, Inc. Trust(a):
Series 2005-HE1, Class A2MZ, (LIBOR USD 1 Month + 0.60%), 0.78%, 12/25/34		155	140,298
Series 2005-HE5, Class M4, (LIBOR USD 1 Month + 0.87%), 1.05%, 09/25/35		127	65,036
MP CLO III Ltd., Series 2013-1A, Class AR, (LIBOR USD 3 Month + 1.25%), 2.39%, 10/20/30(a)(b)		250	240,768
MP CLO VIII Ltd., Series 2015-2A, Class AR, (LIBOR USD 3 Month + 0.91%), 1.80%, 10/28/27(a)(b)		254	248,624
Navient Private Education Loan Trust, Series 2014-AA, Class A2B, (LIBOR USD 1 Month + 1.25%), 1.43%, 02/15/29(a)(b)		215	214,777
Neuberger Berman Loan Advisers CLO 26 Ltd., Series 2017-26A, Class A, (LIBOR USD 3 Month + 1.17%), 2.31%, 10/18/30(a)(b)		250	245,257
Oakwood Mortgage Investors, Inc.(d):
Series 2001-D, Class A2, 5.26%, 01/15/19		20	13,634
Series 2001-D, Class A4, 6.93%, 09/15/31		11	8,932
Series 2002-B, Class M1, 7.62%, 06/15/32		79	63,192
OCP CLO Ltd.(a)(b):
Series 2016-12A, Class A1R, (LIBOR USD 3 Month + 1.12%), 2.26%, 10/18/28		216	212,860
Series 2017-13A, Class A1A, (LIBOR USD 3 Month + 1.26%), 2.48%, 07/15/30		300	297,040
Series 2017-14A, Class B, (LIBOR USD 3 Month + 1.95%), 2.33%, 11/20/30		250	237,949
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.10%), 2.32%, 04/15/26(a)(b)		5	5,043
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (LIBOR USD 3 Month + 1.02%), 2.15%, 07/17/30(a)(b)		250	243,609
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (LIBOR USD 3 Month + 1.00%), 1.99%, 01/25/31(a)(b)		250	243,208
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (LIBOR USD 3 Month + 1.13%), 2.35%, 03/20/25(a)(b)		7	6,749
OFSI Fund VII Ltd., Series 2014-7A, Class AR, (LIBOR USD 3 Month + 0.90%), 2.04%, 10/18/26(a)(b)		24	24,279
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (LIBOR USD 3 Month + 1.04%), 1.40%, 05/23/31(a)(b)		225	219,007
Option One Mortgage Acceptance Corp. Asset- Backed Certificates, Series 2003-4, Class A2, (LIBOR USD 1 Month + 0.64%), 0.82%, 07/25/33(a)		162	149,012
Option One Mortgage Loan Trust:
Series 2007-CP1, Class 2A3, (LIBOR USD 1 Month + 0.21%), 0.39%, 03/25/37(a)		90	56,195
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37(e)		89	83,649
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37(e)		236	221,636
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37(e)		125	128,960

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Asset-Backed Securities (continued)
Origen Manufactured Housing Contract Trust, Series 2007-B, Class A1, (LIBOR USD 1 Month + 1.20%), 1.38%, 10/15/37(a)(b)(c)	USD	65	$61,584
Ownit Mortgage Loan Trust, Series 2006-2, Class A2C, 6.00%, 01/25/37(e)		70	66,623
OZLM Funding IV Ltd., Series 2013-4A, Class A1R, (LIBOR USD 3 Month + 1.25%), 2.35%, 10/22/30(a)(b)		387	375,355
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (LIBOR USD 3 Month + 1.70%), 2.92%, 01/15/29(a)(b)		250	242,943
Palmer Square CLO Ltd.(a)(b):
Series 2014-1A, Class A1R2, (LIBOR USD 3 Month + 1.13%), 2.26%, 01/17/31		250	244,736
Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.17%, 04/18/31		250	245,018
Series 2018-2A, Class A1A, (LIBOR USD 3 Month + 1.10%), 2.28%, 07/16/31		420	409,464
Park Avenue Institutional Advisers CLO Ltd.(a)(b):
Series 2017-1A, Class A1, (LIBOR USD 3 Month + 1.22%), 1.64%, 11/14/29		280	275,473
Series 2017-1A, Class A2, (LIBOR USD 3 Month + 1.70%), 2.12%, 11/14/29		300	291,935
Progress Residential Trust(b):
Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	101,120
Series 2018-SFR1, Class F, 4.78%, 03/17/35		100	96,960
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (LIBOR USD 3 Month + 1.21%), 2.43%, 10/15/30(a)(b)		500	487,657
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (LIBOR USD 3 Month + 1.10%), 2.09%, 07/25/31(a)(b)		248	238,910
Regatta VI Funding Ltd., Series 2016-1A, Class AR, (LIBOR USD 3 Month + 1.08%), 2.22%, 07/20/28(a)(b)		330	324,686
Rockford Tower CLO Ltd., Series 2017-3A, Class A, (LIBOR USD 3 Month + 1.19%), 2.33%, 10/20/30(a)(b)		250	245,265
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.17%, 04/20/31(a)(b)		250	242,932
RR 3 Ltd., Series 2018-3A, Class A1R2, (LIBOR USD 3 Month + 1.09%), 2.31%, 01/15/30(a)(b)		1,250	1,220,015
SG Mortgage Securities Trust, Series 2006- OPT2, Class A3D, (LIBOR USD 1 Month + 0.21%), 0.39%, 10/25/36(a)		100	72,140
Silver Creek CLO Ltd., Series 2014-1A, Class AR, (LIBOR USD 3 Month + 1.24%), 2.38%, 07/20/30(a)(b)		250	245,944
SLM Private Credit Student Loan Trust, Series 2004-B, Class A3, (LIBOR USD 3 Month + 0.33%), 0.64%, 03/15/24(a)		156	153,731
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40(b)		100	101,159
Sound Point CLO XXIII Ltd., Series 2019-2A, Class A1, (LIBOR USD 3 Month + 1.40%), 2.62%, 04/15/32(a)(b)		800	780,922
Soundview Home Loan Trust, Series 2004- WMC1, Class M2, (LIBOR USD 1 Month + 0.80%), 0.98%, 01/25/35(a)		2	1,482

Security		Par (000)	Value

Asset-Backed Securities (continued)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (LIBOR USD 1 Month + 0.30%), 0.48%, 01/25/35(a)	USD	52	$51,088
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (LIBOR USD 3 Month + 1.20%), 1.59%, 11/18/30(a)(b)		250	245,275
Towd Point Mortgage Trust, Series 2019-SJ2, Class M1, 4.50%, 11/25/58(b)(d)		340	342,947
Tricon American Homes Trust, Series 2018- SFR1, Class E, 4.56%, 05/17/37(b)		100	102,145
Venture 35 CLO Ltd., Series 2018-35A, Class AS, (LIBOR USD 3 Month + 1.15%), 2.25%, 10/22/31(a)(b)		100	99,456
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (LIBOR USD 3 Month + 1.22%), 2.44%, 10/15/29(a)(b)		315	303,914
Voya CLO Ltd., Series 2017-4A, Class A1, (LIBOR USD 3 Month + 1.13%), 2.35%, 10/15/30(a)(b)		250	244,974
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (LIBOR USD 1 Month + 0.13%), 0.62%, 07/25/37(a)(b)		70	62,452
Washington Mutual Asset-Backed CertificatesTrust(a):
Series 2006-HE4, Class 2A2, (LIBOR USD 1 Month + 0.18%), 0.36%, 09/25/36		153	66,165
Series 2006-HE5, Class 1A, (LIBOR USD 1 Month + 0.16%), 0.34%, 10/25/36		160	124,476
Yale Mortgage Loan Trust, Series 2007-1, Class A, (LIBOR USD 1 Month + 0.40%), 0.58%, 06/25/37(a)(b)		90	36,012
York CLO-2 Ltd., Series 2015-1A, Class AR, (LIBOR USD 3 Month + 1.15%), 2.25%, 01/22/31(a)(b)		250	244,023

Total Asset-Backed Securities — 5.7% (Cost: $37,846,887)			36,893,110

Corporate Bonds — 37.4%

Aerospace & Defense — 1.9%
BAE Systems Holdings, Inc.(b):
3.80%, 10/07/24		48	52,711
3.85%, 12/15/25		265	293,432
4.75%, 10/07/44		8	9,783
BAE Systems plc, 3.40%, 04/15/30(b)		237	258,133
Boeing Co. (The):
4.51%, 05/01/23		70	73,950
4.88%, 05/01/25		300	326,941
3.83%, 03/01/59		33	27,969
5.93%, 05/01/60		170	201,602
Embraer Netherlands Finance BV, 5.40%, 02/01/27		53	46,905
Embraer Overseas Ltd., 5.70%, 09/16/23		119	113,385
General Dynamics Corp.:
3.50%, 05/15/25		85	95,049
3.75%, 05/15/28		20	23,323
3.63%, 04/01/30		224	262,062
4.25%, 04/01/50		92	119,065
Howmet Aerospace, Inc., 6.88%, 05/01/25		145	157,305
Huntington Ingalls Industries, Inc.(b):
3.84%, 05/01/25		200	217,165
4.20%, 05/01/30		339	377,743
L3Harris Technologies, Inc.:
3.85%, 06/15/23		85	92,486
3.85%, 12/15/26		435	497,898

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Aerospace & Defense (continued)
4.40%, 06/15/28	USD	680	$804,368
Leidos, Inc., 4.38%, 05/15/30(b)		385	433,683
Lockheed Martin Corp.:
3.55%, 01/15/26		445	511,591
1.85%, 06/15/30		36	37,004
3.60%, 03/01/35		452	542,355
3.80%, 03/01/45		116	140,856
4.70%, 05/15/46		56	76,410
2.80%, 06/15/50		286	300,969
Northrop Grumman Corp.:
2.93%, 01/15/25		234	253,094
3.25%, 01/15/28		568	635,213
4.03%, 10/15/47		165	200,008
5.25%, 05/01/50		121	173,570
Raytheon Technologies Corp.:
3.65%, 08/16/23		26	28,157
3.20%, 03/15/24(b)		307	330,793
3.15%, 12/15/24(b)		155	167,427
3.95%, 08/16/25		267	303,803
7.20%, 08/15/27(b)		45	60,459
7.00%, 11/01/28(b)		360	495,200
4.13%, 11/16/28		762	897,547
2.25%, 07/01/30		565	588,448
5.40%, 05/01/35		95	128,573
4.20%, 12/15/44(b)		62	70,866
4.15%, 05/15/45		10	11,987
Textron, Inc.:
3.88%, 03/01/25		185	196,848
3.65%, 03/15/27		130	134,660
3.90%, 09/17/29		235	248,963
TransDigm, Inc.(b):
8.00%, 12/15/25		370	388,866
6.25%, 03/15/26		892	889,788

			12,298,413

Air Freight & Logistics — 0.4%
FedEx Corp.:
3.80%, 05/15/25		895	994,892
3.88%, 08/01/42		231	231,435
5.10%, 01/15/44		15	17,501
4.05%, 02/15/48		75	77,079
United Parcel Service, Inc.:
3.40%, 03/15/29		168	194,280
4.45%, 04/01/30		465	580,597
5.20%, 04/01/40		253	349,305
XPO Logistics, Inc.(b):
6.13%, 09/01/23		45	45,562
6.75%, 08/15/24		110	115,236

			2,605,887

Airlines — 0.4%
Air Canada Pass-Through Trust(b):
Series 2015-2, Class B, 5.00%, 12/15/23		56	47,168
Series 2013-1, Class A, 4.13%, 05/15/25		135	123,877
Series 2017-1, Class B, 3.70%, 01/15/26		1	740
Series 2017-1, Class AA, 3.30%, 01/15/30		89	80,356
Alaska Airlines Pass-Through Trust, Series
2020-1, Class A, 4.80%, 08/15/27(b)		330	334,125
American Airlines Pass-Through Trust:
Series 2015-2, Class B, 4.40%, 09/22/23		241	171,149
Series 2016-1, Class B, 5.25%, 01/15/24		190	125,836
Series 2017-1, Class B, 4.95%, 02/15/25		54	40,933
Series 2017-2, Class B, 3.70%, 10/15/25		64	44,331
Series 2016-3, Class B, 3.75%, 10/15/25		3	2,205
Series 2015-2, Class AA, 3.60%, 09/22/27		41	38,213
Series 2016-1, Class AA, 3.58%, 01/15/28		108	104,789

Security		Par (000)	Value

Airlines (continued)
Series 2019-1, Class B, 3.85%, 02/15/28	USD	229	$160,157
Series 2016-2, Class AA, 3.20%, 06/15/28		73	68,958
Series 2016-3, Class AA, 3.00%, 10/15/28		187	171,640
Series 2017-1, Class AA, 3.65%, 02/15/29		59	56,327
Series 2019-1, Class AA, 3.15%, 02/15/32		212	194,784
Delta Air Lines Pass-Through Trust, Series 2019-1, Class AA, 3.20%, 04/25/24		405	405,460
Gol Finance SA, 7.00%, 01/31/25(b)		55	30,938
Transportes Aereos Portugueses SA, 5.63%, 12/02/24(b)	EUR	100	74,706
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27(b)	USD	30	22,065
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 04/11/22		13	11,617
Series 2014-2, Class B, 4.63%, 09/03/22		20	17,921
Series 2016-2, Class B, 3.65%, 10/07/25		12	8,630
Series 2016-1, Class B, 3.65%, 01/07/26		18	13,338
Series 2018-1, Class B, 4.60%, 03/01/26		70	52,213
Series 2015-1, Class AA, 3.45%, 12/01/27		37	36,172
Series 2019-2, Class B, 3.50%, 05/01/28		158	118,804
Series 2016-1, Class AA, 3.10%, 07/07/28		12	11,316
Series 2016-2, Class AA, 2.88%, 10/07/28		77	72,129
Series 2018-1, Class AA, 3.50%, 03/01/30		37	34,909
Series 2019-2, Class AA, 2.70%, 05/01/32		130	117,388
US Airways Pass-Through Trust:
Series 2012-2, Class B, 6.75%, 06/03/21		7	5,250
Series 2013-1, Class B, 5.38%, 11/15/21		24	19,784

			2,818,228

Auto Components — 0.0%
American Axle & Manufacturing, Inc., 6.25%, 04/01/25		74	72,705
Aptiv plc, 5.40%, 03/15/49		30	31,357
Magna International, Inc., 2.45%, 06/15/30		75	76,701

			180,763

Automobiles — 0.3%
BMW US Capital LLC(b):
3.90%, 04/09/25		15	16,646
2.80%, 04/11/26		84	88,946
Daimler Finance North America LLC(b):
2.30%, 02/12/21		150	151,039
3.35%, 05/04/21		430	437,944
3.75%, 11/05/21		150	155,068
General Motors Co.:
6.60%, 04/01/36		91	98,372
5.20%, 04/01/45		87	84,266
6.75%, 04/01/46		92	100,212
5.40%, 04/01/48		56	54,916
Hyundai Capital America(b):
3.95%, 02/01/22		305	313,864
2.38%, 02/10/23		601	601,853

			2,103,126

Banks — 6.2%
Banco de Credito del Peru, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 1.00%, 07/01/30(a)(b)		114	112,176
Banco Internacional del Peru SAA Interbank, 3.25%, 10/04/26(b)		325	328,148
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, 04/17/25(b)		150	164,160
Banco Santander SA:
2.71%, 06/27/24		200	210,213
3.31%, 06/27/29		400	431,740
Bancolombia SA, 3.00%, 01/29/25		200	195,000

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Banks (continued)
Bangkok Bank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.73%, 09/25/34(a)	USD	200	$192,000
Bank of America Corp.:
(LIBOR USD 3 Month + 0.66%), 2.37%, 07/21/21(a)		612	612,565
(LIBOR USD 3 Month + 0.63%), 2.33%, 10/01/21(a)		1,835	1,842,467
(LIBOR USD 3 Month + 0.63%), 3.50%, 05/17/22(a)		285	291,934
(LIBOR USD 3 Month + 1.02%), 2.88%, 04/24/23(a)		127	131,646
(LIBOR USD 3 Month + 0.93%), 2.82%, 07/21/23(a)		219	227,473
4.20%, 08/26/24		114	126,563
4.00%, 01/22/25		167	184,427
Series L, 3.95%, 04/21/25		265	293,437
(LIBOR USD 3 Month + 0.87%), 2.46%, 10/22/25(a)		415	435,982
4.45%, 03/03/26		345	397,179
(LIBOR USD 3 Month + 1.06%), 3.56%, 04/23/27(a)		121	135,046
(LIBOR USD 3 Month + 1.58%), 3.82%, 01/20/28(a)		297	337,098
Series FF, (LIBOR USD 3 Month + 2.93%), 5.87%(a)(f)		290	296,248
(LIBOR USD 3 Month + 1.51%), 3.71%, 04/24/28(a)		108	122,079
(LIBOR USD 3 Month + 1.37%), 3.59%, 07/21/28(a)		85	95,271
(LIBOR USD 3 Month + 1.04%), 3.42%, 12/20/28(a)		1,634	1,820,034
(LIBOR USD 3 Month + 1.31%), 4.27%, 07/23/29(a)		334	393,942
(LIBOR USD 3 Month + 1.18%), 3.19%, 07/23/30(a)		370	408,446
(SOFR + 1.93%), 2.68%, 06/19/41(a)		865	888,349
Bank of East Asia Ltd. (The), (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.26%), 5.87%(a)(f)		250	241,050
Bank of Montreal, Series E, 3.30%, 02/05/24		138	149,884
Barclays plc:
4.38%, 01/12/26		220	247,724
(LIBOR USD 3 Month + 1.90%), 4.97%, 05/16/29(a)		219	256,590
BBVA Bancomer SA, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.31%), 5.87%, 09/13/34(a)(b)		200	195,063
BNP Paribas SA(b): 3.50%, 03/01/23		400	423,389
(LIBOR USD 3 Month + 1.11%), 2.82%, 11/19/25(a)		403	422,037
(SOFR + 2.07%), 2.22%, 06/09/26(a)		200	204,803
(SOFR + 1.51%), 3.05%, 01/13/31(a)		212	223,298
Citigroup, Inc.:
4.40%, 06/10/25		232	259,795
(SOFR + 2.75%), 3.11%, 04/08/26(a)		4	4,302
4.45%, 09/29/27		76	86,767
(LIBOR USD 3 Month + 1.56%), 3.89%, 01/10/28(a)		487	548,948
(LIBOR USD 3 Month + 1.39%), 3.67%, 07/24/28(a)		1,077	1,200,784
(LIBOR USD 3 Month + 1.19%), 4.07%, 04/23/29(a)		151	172,272
(SOFR + 1.42%), 2.98%, 11/05/30(a)		55	58,531
(SOFR + 2.11%), 2.57%, 06/03/31(a)		113	116,871

Security		Par (000)	Value

Banks (continued)
Credit Suisse Group Funding Guernsey Ltd.,
3.80%, 09/15/22	USD	594	$631,105
Danske Bank A/S(b):
5.00%, 01/12/22		400	420,244
3.88%, 09/12/23		210	222,600
5.38%, 01/12/24		300	333,847
Discover Bank, 4.65%, 09/13/28		495	568,503
Emirates NBD Bank PJSC, (USD Swap Semi 6 Year + 3.66%), 6.13%(a)(f)		200	199,063
Fifth Third Bancorp, 3.65%, 01/25/24		100	109,131
HSBC Holdings plc(a):
(LIBOR USD 3 Month + 1.55%), 4.04%, 03/13/28		460	508,410
(LIBOR USD 3 Month + 1.61%), 3.97%, 05/22/30		335	371,882
ING Groep NV:
4.10%, 10/02/23		710	777,945
4.63%, 01/06/26(b)		200	234,327
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.00%, 07/01/26(a)(b)		200	200,467
Itau Unibanco Holding SA(b):
2.90%, 01/24/23		250	246,563
3.25%, 01/24/25		250	246,317
JPMorgan Chase & Co.:
2.55%, 03/01/21		344	348,296
2.30%, 08/15/21		415	415,867
4.35%, 08/15/21		32	33,395
2.97%, 01/15/23		194	200,881
(LIBOR USD 3 Month + 0.70%), 3.21%, 04/01/23(a)		459	477,891
(LIBOR USD 3 Month + 0.94%), 2.78%, 04/25/23(a)		73	75,577
(LIBOR USD 3 Month + 0.73%), 3.56%, 04/23/24(a)		117	125,250
(LIBOR USD 3 Month + 0.89%), 3.80%, 07/23/24(a)		288	312,416
(LIBOR USD 3 Month + 1.00%), 4.02%, 12/05/24(a)		1,450	1,597,745
3.90%, 07/15/25		590	667,348
(SOFR + 1.16%), 2.30%, 10/15/25(a)		335	350,905
(SOFR + 1.59%), 2.00%, 03/13/26(a)		399	412,943
(LIBOR USD 3 Month + 1.25%), 3.96%, 01/29/27(a)		713	812,141
(LIBOR USD 3 Month + 1.34%), 3.78%, 02/01/28(a)		200	226,186
(LIBOR USD 3 Month + 1.38%), 3.54%, 05/01/28(a)		1,436	1,602,705
(SOFR + 1.89%), 2.18%, 06/01/28(a)		196	202,882
(LIBOR USD 3 Month + 1.12%), 4.01%, 04/23/29(a)		267	308,094
(SOFR + 3.79%), 4.49%, 03/24/31(a)		120	146,289
(LIBOR USD 3 Month + 1.36%), 3.88%, 07/24/38(a)		85	99,820
(LIBOR USD 3 Month + 1.38%), 3.96%, 11/15/48(a)		145	177,332
(SOFR + 2.44%), 3.11%, 04/22/51(a)		844	908,764
Kasikornbank PCL, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.70%), 3.34%, 10/02/31(a)		200	191,813
KeyBank NA, 2.30%, 09/14/22		250	259,708
KeyCorp:
4.15%, 10/29/25		8	9,172
4.10%, 04/30/28		84	97,483
2.55%, 10/01/29		81	83,845
Lloyds Banking Group plc, 3.75%, 01/11/27		212	234,681

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21	USD	35	$36,114
3.00%, 02/22/22		85	88,071
2.67%, 07/25/22		211	219,322
3.46%, 03/02/23		450	481,052
3.76%, 07/26/23		859	931,896
Mizuho Financial Group, Inc.:
2.27%, 09/13/21		200	204,002
2.95%, 02/28/22		1,383	1,434,245
(LIBOR USD 3 Month + 1.10%), 2.55%, 09/13/25(a)		719	749,101
3.66%, 02/28/27		200	220,686
Santander UK Group Holdings plc, 2.88%, 08/05/21		370	378,085
Shinhan Financial Group Co. Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.50%), 3.34%, 02/05/30(a)		200	209,187
Sumitomo Mitsui Financial Group, Inc.:
2.70%, 07/16/24		395	418,451
2.35%, 01/15/25		501	523,601
US Bancorp:
3.10%, 04/27/26		17	18,861
3.00%, 07/30/29		132	143,494
Washington Mutual Escrow Bonds(c)(g)(h):
0.00%, 11/06/09		300	—
0.00%, 09/19/17		250	—
0.00%, 09/29/17		500	—
Wells Fargo & Co.:
3.50%, 03/08/22		256	268,137
2.63%, 07/22/22		206	214,613
3.75%, 01/24/24		544	594,401
(LIBOR USD 3 Month + 0.83%), 2.41%, 10/30/25(a)		188	195,708
3.00%, 10/23/26		391	426,099
(LIBOR USD 3 Month + 1.31%), 3.58%, 05/22/28(a)		260	288,567
(SOFR + 2.10%), 2.39%, 06/02/28(a)		84	86,790
(LIBOR USD 3 Month + 1.17%), 2.88%, 10/30/30(a)		181	193,632
(SOFR + 2.53%), 3.07%, 04/30/41(a)		670	698,868
Wells Fargo Bank NA, (LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21(a)		540	540,879

			40,499,426

Beverages — 0.8%
Anheuser-Busch Cos. LLC, 4.70%, 02/01/36		1,165	1,372,456
Anheuser-Busch InBev Worldwide, Inc.:
3.50%, 01/12/24		220	239,710
4.75%, 01/23/29		1,222	1,476,535
3.50%, 06/01/30		454	510,492
4.90%, 01/23/31		83	104,002
4.38%, 04/15/38		70	79,489
Embotelladora Andina SA, 3.95%, 01/21/50(b)		150	150,825
Fomento Economico Mexicano SAB de CV, 3.50%, 01/16/50		150	154,494
Keurig Dr Pepper, Inc.:
4.06%, 05/25/23		195	212,513
3.40%, 11/15/25		320	356,425
Molson Coors Beverage Co., 5.00%, 05/01/42		130	137,720
PepsiCo, Inc.:
4.45%, 04/14/46		4	5,348
4.00%, 05/02/47		91	114,507

			4,914,516

Security	Par (000)		Value

Biotechnology — 0.7%
AbbVie, Inc.:
2.30%, 11/21/22(b)	USD	197	$203,773
3.85%, 06/15/24(b)		14	15,338
2.60%, 11/21/24(b)		925	981,991
3.80%, 03/15/25(b)		487	540,334
4.55%, 03/15/35(b)		269	326,217
4.50%, 05/14/35		332	399,931
4.70%, 05/14/45		454	570,681
4.88%, 11/14/48		80	105,059
Amgen, Inc.:
2.45%, 02/21/30		111	117,364
4.40%, 05/01/45		461	573,561
4.66%, 06/15/51		101	134,649
Biogen, Inc., 2.25%, 05/01/30		191	192,559
Gilead Sciences, Inc.:
4.60%, 09/01/35		41	53,801
4.80%, 04/01/44		143	193,386
4.50%, 02/01/45		104	135,234
4.75%, 03/01/46		15	20,273

			4,564,151

Building Products — 0.3%
Carrier Global Corp.(b):
1.92%, 02/15/23		458	466,865
2.24%, 02/15/25		915	935,513
Johnson Controls International plc:
4.63%, 07/02/44(e)		50	56,520
5.13%, 09/14/45		5	6,023
Masonite International Corp., 5.38%, 02/01/28(b)		54	55,215
Owens Corning, 3.95%, 08/15/29		41	44,667
Standard Industries, Inc.(b):
6.00%, 10/15/25		25	25,732
5.00%, 02/15/27		53	53,662
4.75%, 01/15/28		22	22,303
Summit Materials LLC, 6.13%, 07/15/23		53	52,764

			1,719,264

Capital Markets — 2.1%
Bank of New York Mellon Corp. (The)(a):
Series E, (LIBOR USD 3 Month + 3.42%), 3.73%(f)		200	189,740
(LIBOR USD 3 Month + 1.07%), 3.44%, 02/07/28		293	332,387
Charles Schwab Corp. (The), 3.20%, 01/25/28		166	185,603
Credit Suisse AG, 2.95%, 04/09/25		250	271,441
Credit Suisse Group AG, (SOFR + 2.04%), 2.19%, 06/05/26(a)(b)		250	253,200
Deutsche Bank AG:
2.70%, 07/13/20		422	422,089
2.95%, 08/20/20		100	100,083
4.25%, 02/04/21		155	156,749
E*TRADE Financial Corp., 3.80%, 08/24/27		30	33,273
Goldman Sachs Group, Inc. (The):
5.75%, 01/24/22		43	46,390
3.63%, 02/20/24		10	10,874
3.50%, 01/23/25		266	289,583
3.50%, 04/01/25		997	1,093,218
3.75%, 02/25/26		248	276,594
(LIBOR USD 3 Month + 1.17%), 1.56%, 05/15/26(a)		230	228,320
3.85%, 01/26/27		75	84,601
(LIBOR USD 3 Month + 1.51%), 3.69%, 06/05/28(a)		878	983,545
Huarong Finance Co. Ltd.:
3.25%, 11/13/24		200	201,538
3.88%, 11/13/29		200	204,312

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Capital Markets (continued)
Intercontinental Exchange, Inc.:
2.35%, 09/15/22	USD	2	$2,075
3.10%, 09/15/27		17	18,921
3.75%, 09/21/28		121	141,369
2.10%, 06/15/30		61	61,982
Joy Treasure Assets Holdings, Inc., 3.50%, 09/24/29		200	212,937
Moody’s Corp.:
4.88%, 02/15/24		59	66,672
3.75%, 03/24/25		170	192,663
3.25%, 01/15/28		103	114,306
Morgan Stanley:
(LIBOR USD 3 Month + 1.40%), 2.42%, 10/24/23(a)		157	158,901
Series F, 3.88%, 04/29/24		891	985,247
3.70%, 10/23/24		159	176,313
(SOFR + 1.15%), 2.72%, 07/22/25(a)		443	470,010
4.00%, 07/23/25		76	86,172
(SOFR + 1.99%), 2.19%, 04/28/26(a)		502	522,687
3.63%, 01/20/27		1,376	1,553,561
(LIBOR USD 3 Month + 1.34%), 3.59%, 07/22/28(a)		77	86,585
(LIBOR USD 3 Month + 1.63%), 4.43%, 01/23/30(a)		474	564,737
(SOFR + 1.14%), 2.70%, 01/22/31(a)		134	141,944
(SOFR + 3.12%), 3.62%, 04/01/31(a)		340	388,407
Northern Trust Corp., 3.15%, 05/03/29		107	121,815
State Street Corp., 2.65%, 05/19/26		150	164,574
UBS Group AG(b):
2.95%, 09/24/20		205	206,151
(LIBOR USD 3 Month + 0.95%), 2.86%, 08/15/23(a)		510	528,237
(USD Swap Semi 5 Year + 4.34%), 7.00%(a)(f)		490	508,988
4.13%, 09/24/25		470	532,723
4.13%, 04/15/26		232	264,017
USAA Capital Corp., 2.13%, 05/01/30(b)		150	154,473

			13,790,007

Chemicals — 0.4%
CNAC HK Finbridge Co. Ltd., 4.63%, 03/14/23		200	212,313
Dow Chemical Co. (The):
9.00%, 04/01/21		135	141,054
4.55%, 11/30/25		89	101,437
3.63%, 05/15/26		96	105,712
1.88%, 03/15/40	EUR	370	383,181
5.25%, 11/15/41	USD	6	7,243
DuPont de Nemours, Inc., 4.49%, 11/15/25		604	694,723
LYB International Finance BV, 4.88%, 03/15/44		115	135,697
MEGlobal Canada ULC:
5.00%, 05/18/25		200	214,187
5.00%, 05/18/25(b)		200	214,188
RPM International, Inc., 5.25%, 06/01/45		62	69,898
Sherwin-Williams Co. (The):
4.20%, 01/15/22		260	270,395
2.95%, 08/15/29		203	218,233
4.00%, 12/15/42		20	21,399
4.50%, 06/01/47		25	30,434

			2,820,094

Commercial Services & Supplies — 0.4%
Aramark Services, Inc.:
4.75%, 06/01/26		52	50,050
5.00%, 02/01/28(b)		125	118,750
Clean Harbors, Inc., 4.88%, 07/15/27(b)		57	58,567

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Conservation Fund A Nonprofit Corp. (The), Series 2019, 3.47%, 12/15/29	USD	40	$42,930
Ford Foundation (The), Series 2020, 2.42%, 06/01/50		95	97,363
KAR Auction Services, Inc., 5.13%, 06/01/25(b)		106	104,410
Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/25(b)		53	52,073
RELX Capital, Inc.:
3.50%, 03/16/23		355	378,565
4.00%, 03/18/29		239	277,561
3.00%, 05/22/30		298	321,185
Republic Services, Inc.:
3.55%, 06/01/22		10	10,505
4.75%, 05/15/23		305	338,028
2.50%, 08/15/24		200	212,743
2.90%, 07/01/26		131	143,121
3.38%, 11/15/27		40	44,863
3.95%, 05/15/28		381	444,928
Waste Management, Inc., 3.13%, 03/01/25		40	43,654
Waste Pro USA, Inc., 5.50%, 02/15/26(b)		55	52,497

			2,791,793

Communications Equipment — 0.1%
Motorola Solutions, Inc.:
4.60%, 05/23/29		416	480,062
5.50%, 09/01/44		235	263,940

			744,002

Construction & Engineering — 0.0%
Stoneway Capital Corp.(g)(h):
10.00%, 03/01/27(b)		133	45,331
10.00%, 03/01/27		133	45,331

			90,662

Construction Materials — 0.0%
US Concrete, Inc., 6.38%, 06/01/24		51	50,363

Consumer Finance — 0.8%
American Express Co.:
2.50%, 07/30/24		454	480,528
4.20%, 11/06/25		62	72,052
3.13%, 05/20/26		438	485,443
American Express Credit Corp., Series F, 2.60%, 09/14/20		2	2,005
Capital One Financial Corp.:
3.45%, 04/30/21		2	2,042
3.50%, 06/15/23		39	41,737
3.90%, 01/29/24		165	179,435
3.75%, 04/24/24		10	10,836
Discover Financial Services:
4.50%, 01/30/26		149	166,963
4.10%, 02/09/27		44	48,092
Ford Motor Credit Co. LLC:
3.20%, 01/15/21		200	197,000
5.75%, 02/01/21		200	200,760
General Motors Financial Co., Inc.:
5.20%, 03/20/23		819	875,279
5.10%, 01/17/24		167	178,505
3.50%, 11/07/24		161	163,152
4.00%, 01/15/25		170	177,711
4.35%, 04/09/25		257	270,799
2.75%, 06/20/25		584	576,820
Hyundai Capital Services, Inc., 3.00%, 08/29/22(b)		250	255,547
Navient Corp.:
5.88%, 03/25/21		62	60,915
6.63%, 07/26/21		74	72,520
6.50%, 06/15/22		100	98,250

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Finance (continued)
7.25%, 09/25/23	USD	58	$56,688
5.88%, 10/25/24		55	51,666
6.75%, 06/25/25		57	54,364
6.75%, 06/15/26		55	50,875
Synchrony Financial:
4.38%, 03/19/24		140	146,539
4.25%, 08/15/24		11	11,552
Toyota Motor Credit Corp., 3.38%, 04/01/30		244	281,054

			5,269,129

Containers & Packaging — 0.1%
Ball Corp.:
5.25%, 07/01/25		22	24,062
4.88%, 03/15/26		17	18,488
International Paper Co.:
5.00%, 09/15/35		47	57,316
6.00%, 11/15/41		97	127,859
4.80%, 06/15/44		13	15,505
Owens-Brockway Glass Container, Inc.(b):
5.00%, 01/15/22		9	9,011
5.88%, 08/15/23		78	80,340

			332,581

Distributors — 0.0%(b)
American Builders & Contractors Supply Co., Inc.:
5.88%, 05/15/26		67	66,330
4.00%, 01/15/28		90	87,459
Performance Food Group, Inc., 5.50%, 10/15/27		118	113,870

			267,659

Diversified Consumer Services — 0.2%
American University (The), 3.67%, 04/01/49		178	195,889
Claremont Mckenna College, Series 2019, 3.38%, 01/01/50		112	122,464
George Washington University (The), Series 2018, 4.13%, 09/15/48		81	98,962
Northeastern University, Series 2020, 2.89%, 10/01/50		65	65,875
President & Fellows of Harvard College, 5.63%, 10/01/38		229	355,631
University of Southern California, 3.03%, 10/01/39		50	54,465
Wesleyan University, 4.78%, 07/01/2116		45	52,935
Yale University, Series 2020, 1.48%, 04/15/30		194	196,087

			1,142,308

Diversified Financial Services — 0.5%
Banco Votorantim SA, 4.00%, 09/24/22(b)		200	201,375
Coastal Emerald Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 7.45%), 4.30%(a)(f)		200	201,000
Equitable Holdings, Inc., 3.90%, 04/20/23		30	32,112
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35		400	406,701
MDGH – GMTN BV:
2.50%, 11/07/24(b)		200	206,000
2.88%, 11/07/29(b)		200	209,625
3.70%, 11/07/49		200	211,563
ORIX Corp., 2.90%, 07/18/22		155	160,454
Petronas Capital Ltd., 3.50%, 04/21/30(b)		300	332,441
Shell International Finance BV:
3.88%, 11/13/28		128	148,840
2.38%, 11/07/29		501	528,659
3.63%, 08/21/42		12	13,119

Security	Par (000)		Value

Diversified Financial Services (continued)
4.38%, 05/11/45	USD	288	$354,335

			3,006,224

Diversified Telecommunication Services — 1.5%
Altice France SA, 7.38%, 05/01/26(b)		516	538,085
AT&T, Inc.:
0.00%, 11/27/22(b)(i)		1,000	978,546
3.90%, 03/11/24		185	204,249
3.55%, 06/01/24		45	49,237
3.80%, 02/15/27		9	10,136
4.50%, 05/15/35		844	1,001,574
2.60%, 05/19/38	EUR	395	468,655
5.15%, 03/15/42	USD	150	187,231
4.80%, 06/15/44		337	399,089
4.85%, 07/15/45		156	185,374
4.75%, 05/15/46		130	155,849
5.15%, 11/15/46		67	82,989
CCO Holdings LLC(b):
5.75%, 02/15/26		226	233,761
5.50%, 05/01/26		134	138,732
5.13%, 05/01/27		288	297,965
5.88%, 05/01/27		71	74,085
5.00%, 02/01/28		305	314,912
5.38%, 06/01/29		138	145,590
4.75%, 03/01/30		159	162,687
Deutsche Telekom International Finance BV, 3.60%, 01/19/27(b)		225	251,844
Level 3 Financing, Inc.:
5.13%, 05/01/23		58	58,000
5.25%, 03/15/26		82	84,255
4.63%, 09/15/27(b)		22	22,165
Verizon Communications, Inc.:
4.13%, 03/16/27		871	1,027,367
4.33%, 09/21/28		294	353,836
3.88%, 02/08/29		453	535,400
4.27%, 01/15/36		756	934,937
2.88%, 01/15/38	EUR	200	270,229
1.85%, 05/18/40		160	183,677
4.52%, 09/15/48	USD	51	67,463
5.01%, 04/15/49		200	278,938

			9,696,857

Electric Utilities — 2.7%
Adani Transmission Ltd., 4.25%, 05/21/36		199	191,289
AEP Texas, Inc.:
3.95%, 06/01/28		310	352,582
Series H, 3.45%, 01/15/50		91	98,076
AEP Transmission Co. LLC:
3.75%, 12/01/47		40	45,893
4.25%, 09/15/48		76	94,266
3.80%, 06/15/49		155	182,736
3.15%, 09/15/49		115	123,806
Series M, 3.65%, 04/01/50		143	165,333
Alabama Power Co.:
Series 13-A, 3.55%, 12/01/23		35	38,138
4.15%, 08/15/44		30	35,873
3.75%, 03/01/45		150	170,162
Series A, 4.30%, 07/15/48		147	181,101
3.45%, 10/01/49		88	96,050
Baltimore Gas & Electric Co.:
2.80%, 08/15/22		327	340,220
3.50%, 08/15/46		86	96,113
3.75%, 08/15/47		45	52,064
4.25%, 09/15/48		105	130,787
3.20%, 09/15/49		125	133,041

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Electric Utilities (continued)
Baltimore Gas and Electric Co., 2.90%, 06/15/50	USD	5	$5,113
CenterPoint Energy Houston Electric LLC, 3.95%, 03/01/48		85	103,071
China Huaneng Group Hong Kong Treasury
Management Holding Ltd., 3.00%, 12/10/29		200	208,875
Dayton Power & Light Co. (The), 3.95%, 06/15/49		178	191,218
DTE Electric Co., Series A, 4.05%, 05/15/48		265	325,506
Duke Energy Carolinas LLC:
3.95%, 11/15/28		72	85,609
2.45%, 08/15/29		230	247,012
2.45%, 02/01/30		247	265,263
3.75%, 06/01/45		56	65,315
3.88%, 03/15/46		32	38,161
3.70%, 12/01/47		115	135,455
3.95%, 03/15/48		52	64,041
3.20%, 08/15/49		189	210,695
Duke Energy Florida LLC:
3.80%, 07/15/28		100	116,750
2.50%, 12/01/29		550	594,463
1.75%, 06/15/30		333	337,550
3.40%, 10/01/46		90	100,178
4.20%, 07/15/48		34	42,843
Duke Energy Ohio, Inc., 3.65%, 02/01/29		425	491,142
Duke Energy Progress LLC:
3.00%, 09/15/21		75	76,626
3.70%, 09/01/28		400	464,611
3.45%, 03/15/29		253	290,425
4.10%, 03/15/43		105	126,411
4.20%, 08/15/45		62	76,647
Edison International:
2.40%, 09/15/22		42	42,532
3.55%, 11/15/24		48	50,588
Entergy Corp., 2.95%, 09/01/26		5	5,523
Entergy Louisiana LLC:
5.40%, 11/01/24		65	77,005
4.20%, 09/01/48		201	257,085
2.90%, 03/15/51		30	30,658
Exelon Corp., 5.63%, 06/15/35		34	44,670
FirstEnergy Corp.:
2.05%, 03/01/25		52	53,644
2.65%, 03/01/30		88	91,852
Series C, 3.40%, 03/01/50		193	203,792
FirstEnergy Transmission LLC(b):
4.35%, 01/15/25		555	627,687
5.45%, 07/15/44		42	54,272
4.55%, 04/01/49		180	218,713
Florida Power & Light Co.:
3.25%, 06/01/24		2	2,167
3.70%, 12/01/47		52	62,431
3.95%, 03/01/48		289	363,394
3.15%, 10/01/49		264	300,143
Genneia SA, 8.75%, 01/20/22(b)		3	2,404
ITC Holdings Corp., 2.70%, 11/15/22		10	10,425
MidAmerican Energy Co.:
3.10%, 05/01/27		35	39,316
3.65%, 04/15/29		460	549,001
4.25%, 07/15/49		131	168,985
3.15%, 04/15/50		120	136,182
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		250	248,984
Northern States Power Co.:
2.15%, 08/15/22		370	380,208
3.40%, 08/15/42		110	124,644

Security	Par (000)		Value

Electric Utilities (continued)
4.00%, 08/15/45	USD	59	$71,653
3.60%, 05/15/46		27	31,500
2.90%, 03/01/50		88	95,470
NRG Energy, Inc.:
7.25%, 05/15/26		110	116,050
6.63%, 01/15/27		133	138,819
5.75%, 01/15/28		88	92,840
5.25%, 06/15/29(b)		80	84,000
NSTAR Electric Co.:
3.20%, 05/15/27		76	85,382
3.25%, 05/15/29		35	39,711
3.95%, 04/01/30		59	71,248
Ohio Power Co.:
Series G, 6.60%, 02/15/33		140	194,977
4.00%, 06/01/49		125	151,541
Oncor Electric Delivery Co. LLC:
3.70%, 11/15/28		267	313,227
3.80%, 09/30/47		101	123,036
3.80%, 06/01/49		11	13,317
3.10%, 09/15/49		151	166,472
Public Service Electric & Gas Co.:
3.00%, 05/15/25		16	17,486
3.65%, 09/01/28		210	241,289
3.20%, 05/15/29		102	114,968
Southern California Edison Co.:
Series A, 2.90%, 03/01/21		85	86,470
1.85%, 02/01/22		84	84,356
Series E, 3.70%, 08/01/25		380	419,766
Series A, 4.20%, 03/01/29		57	66,498
2.25%, 06/01/30		300	302,909
Series C, 3.60%, 02/01/45		6	6,403
4.00%, 04/01/47		230	262,095
Tampa Electric Co.:
4.30%, 06/15/48		30	37,889
4.45%, 06/15/49		175	223,487
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25(b)		581	652,182
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		210	220,860
Series A, 3.50%, 03/15/27		205	232,469
4.00%, 01/15/43		170	202,260
Series B, 4.20%, 05/15/45		43	52,323
Series C, 4.00%, 11/15/46		57	67,550
4.60%, 12/01/48		4	5,268
3.30%, 12/01/49		4	4,433
Vistra Operations Co. LLC(b):
3.55%, 07/15/24		14	14,449
5.50%, 09/01/26		108	110,208
5.63%, 02/15/27		140	143,689
5.00%, 07/31/27		140	141,575
4.30%, 07/15/29		381	400,565

			17,237,505

Electronic Equipment, Instruments & Components — 0.0%
Corning, Inc.:
3.70%, 11/15/23		35	37,142
4.38%, 11/15/57		75	86,189
Tyco Electronics Group SA, 3.13%, 08/15/27 .		65	70,858

			194,189

Energy Equipment & Services — 0.0%
Hilong Holding Ltd., 8.25%, 09/26/22		200	75,000
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21(b)		17	13,985

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Energy Equipment & Services (continued)
Odebrecht Offshore Drilling Finance Ltd., 6.72%, 12/01/22(b)	USD	20	$16,420

			105,405

Entertainment — 0.2%
NBCUniversal Media LLC:
5.95%, 04/01/41		22	32,651
4.45%, 01/15/43		50	62,853
Netflix, Inc.:
5.88%, 02/15/25		18	19,890
4.38%, 11/15/26		22	22,884
4.88%, 04/15/28		36	38,494
5.88%, 11/15/28		43	48,966
6.38%, 05/15/29		18	20,880
5.38%, 11/15/29(b)		20	21,904
4.88%, 06/15/30(b)		22	23,595
Walt Disney Co. (The):
3.35%, 03/24/25		510	565,354
5.40%, 10/01/43		30	40,736
4.75%, 09/15/44		75	95,986
4.70%, 03/23/50		239	308,110

			1,302,303

Equity Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.:
3.00%, 06/15/23		132	140,747
3.38%, 05/15/24		130	141,141
2.40%, 03/15/25		325	343,108
1.30%, 09/15/25		15	15,048
3.95%, 03/15/29		143	162,763
3.80%, 08/15/29		305	345,191
ARI FCP Investments LP, (LIBOR USD 1 Month + 2.90%), 3.08%, 01/06/25(a)(c)		761	723,011
Boston Properties LP:
3.85%, 02/01/23		67	71,541
3.13%, 09/01/23		133	140,676
CC Holdings GS V LLC, 3.85%, 04/15/23		80	86,402
Crown Castle International Corp.:
3.40%, 02/15/21		3	3,047
4.88%, 04/15/22		16	17,093
3.20%, 09/01/24		451	489,394
1.35%, 07/15/25		300	302,138
4.45%, 02/15/26		32	36,681
3.70%, 06/15/26		261	292,041
3.80%, 02/15/28		83	93,292
4.30%, 02/15/29		196	227,282
3.10%, 11/15/29		479	513,482
4.15%, 07/01/50		54	63,283
Equinix, Inc.:
2.63%, 11/18/24		296	315,127
1.25%, 07/15/25		385	384,904
ESH Hospitality, Inc.(b):
5.25%, 05/01/25		136	130,560
4.63%, 10/01/27		17	15,916
MGM Growth Properties Operating Partnership LP:
5.63%, 05/01/24		239	247,370
4.50%, 09/01/26		66	65,360
5.75%, 02/01/27		107	109,675
MPT Operating Partnership LP:
5.25%, 08/01/26		11	11,413
5.00%, 10/15/27		150	154,125
4.63%, 08/01/29		20	20,100
National Retail Properties, Inc., 2.50%, 04/15/30		159	151,850
Prologis Euro Finance LLC, 1.50%, 09/10/49	EUR	100	106,963

Security	Par (000)		Value

Equity Real Estate Investment Trusts (REITs) (continued)
Realty Income Corp.:
4.13%, 10/15/26	USD	112	$128,097
3.00%, 01/15/27		35	37,050
3.25%, 01/15/31		40	43,276
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(b)		92	81,880
Service Properties Trust, 4.35%, 10/01/24		56	50,473
VICI Properties LP(b):
3.50%, 02/15/25		81	76,140
4.25%, 12/01/26		28	26,810
3.75%, 02/15/27		17	15,980
4.63%, 12/01/29		22	21,450
4.13%, 08/15/30		22	20,983

			6,422,863

Food & Staples Retailing — 0.2%
Albertsons Cos., Inc.:
3.50%, 02/15/23(b)		83	84,037
6.63%, 06/15/24		105	107,625
5.75%, 03/15/25		269	274,886
7.50%, 03/15/26(b)		138	149,040
4.63%, 01/15/27(b)		30	30,000
5.88%, 02/15/28(b)		102	105,241
4.88%, 02/15/30(b)		22	22,509
Alimentation Couche-Tard, Inc., 3.55%, 07/26/27(b)		382	410,182
Walmart, Inc., 3.70%, 06/26/28		332	393,140

			1,576,660

Food Products — 0.2%
BRF GmbH, 4.35%, 09/29/26(b)		200	193,000
Campbell Soup Co., 8.88%, 05/01/21		100	105,625
Darling Ingredients, Inc., 5.25%, 04/15/27(b)		54	55,500
JBS USA LUX SA(b):
5.75%, 06/15/25		88	88,770
6.75%, 02/15/28		102	107,546
6.50%, 04/15/29		159	168,739
5.50%, 01/15/30		28	28,700
Lamb Weston Holdings, Inc.(b):
4.63%, 11/01/24		89	92,337
4.88%, 11/01/26		89	92,115
Pilgrim’s Pride Corp., 5.88%, 09/30/27(b)		190	190,038
Post Holdings, Inc.(b):
5.75%, 03/01/27		147	151,778
5.63%, 01/15/28		108	111,780
5.50%, 12/15/29		85	87,900
Simmons Foods, Inc., 5.75%, 11/01/24(b)		57	54,150

			1,527,978

Gas Utilities — 0.0%
Atmos Energy Corp., 3.38%, 09/15/49		95	106,754
Dominion Energy Gas Holdings LLC:
4.80%, 11/01/43		45	53,027
4.60%, 12/15/44		46	51,972
Piedmont Natural Gas Co., Inc., 3.64%, 11/01/46		25	27,110

			238,863

Health Care Equipment & Supplies — 0.2%
Becton Dickinson and Co., 3.30%, 03/01/23		170	177,897
Boston Scientific Corp.:
3.45%, 03/01/24		448	485,282
1.90%, 06/01/25		160	165,818
DH Europe Finance II SARL:
1.35%, 09/18/39	EUR	170	181,613
1.80%, 09/18/49		100	107,510
Edwards Lifesciences Corp., 4.30%, 06/15/28	USD	17	20,267

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Health Care Equipment & Supplies (continued)
Medtronic Global Holdings SCA, 1.75%, 07/02/49	EUR	100	$109,372
Teleflex, Inc., 4.63%, 11/15/27	USD	52	54,975

			1,302,734

Health Care Providers & Services — 1.8%
Aetna, Inc.:
4.50%, 05/15/42		79	93,974
4.13%, 11/15/42		4	4,498
4.75%, 03/15/44		65	78,220
Anthem, Inc.:
2.38%, 01/15/25		62	65,803
4.10%, 03/01/28		266	311,728
Centene Corp.:
5.25%, 04/01/25(b)		94	96,789
5.38%, 06/01/26(b)		194	201,112
5.38%, 08/15/26(b)		81	84,257
4.25%, 12/15/27		266	274,488
4.63%, 12/15/29		79	83,345
CHRISTUS Health, Series C, 4.34%, 07/01/28		113	127,641
Cigna Corp.:
3.90%, 02/15/22(b)		65	68,309
3.00%, 07/15/23(b)		60	63,782
3.75%, 07/15/23		7	7,599
3.50%, 06/15/24(b)		56	61,168
3.25%, 04/15/25(b)		192	209,577
4.13%, 11/15/25		50	57,476
3.40%, 03/01/27(b)		59	64,991
4.38%, 10/15/28		655	775,185
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49		61	66,838
CVS Health Corp.:
4.10%, 03/25/25		632	714,756
3.88%, 07/20/25		12	13,486
3.75%, 04/01/30		657	756,934
5.13%, 07/20/45		433	557,920
DaVita, Inc., 5.00%, 05/01/25		157	160,532
Encompass Health Corp.:
4.50%, 02/01/28		53	50,833
4.75%, 02/01/30		55	52,525
HCA, Inc.:
4.75%, 05/01/23		481	521,889
5.00%, 03/15/24		708	786,943
5.38%, 02/01/25		58	62,132
5.25%, 04/15/25		618	708,761
5.88%, 02/15/26		34	37,272
5.25%, 06/15/26		41	47,368
5.38%, 09/01/26		22	23,953
5.63%, 09/01/28		34	37,953
5.88%, 02/01/29		22	24,895
Humana, Inc.:
4.50%, 04/01/25		150	170,780
4.88%, 04/01/30		61	75,322
Molina Healthcare, Inc., 5.38%, 11/15/22(e)		76	77,520
Ochsner Clinic Foundation, 5.90%, 05/15/45		20	25,738
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48		16	21,203
RWJ Barnabas Health, Inc., 3.48%, 07/01/49		56	59,025
Select Medical Corp., 6.25%, 08/15/26(b)		62	62,679
Sutter Health, Series 2018, 3.70%, 08/15/28		83	92,858
Tenet Healthcare Corp.:
4.63%, 07/15/24		154	150,888
4.63%, 09/01/24(b)		64	62,560
5.13%, 05/01/25		301	290,528
4.88%, 01/01/26(b)		222	216,173
6.25%, 02/01/27(b)		331	328,517

Security		Par (000)	Value

Health Care Providers & Services (continued)
5.13%, 11/01/27(b)	USD	34	$33,548
UnitedHealth Group, Inc.:
3.75%, 07/15/25		958	1,091,475
3.70%, 12/15/25		30	34,384
3.10%, 03/15/26		122	136,150
2.95%, 10/15/27		324	361,460
5.80%, 03/15/36		46	65,037
6.50%, 06/15/37		11	16,750
2.75%, 05/15/40		369	395,027
4.63%, 11/15/41		17	22,302
4.20%, 01/15/47		241	305,719

			11,450,575

Hotels, Restaurants & Leisure — 0.6%
1011778 BC ULC(b):
5.00%, 10/15/25		304	302,209
3.88%, 01/15/28		17	16,493
Boyd Gaming Corp.:
6.38%, 04/01/26		74	70,300
6.00%, 08/15/26		68	63,560
Caesars Resort Collection LLC, 5.25%, 10/15/25(b)		182	158,340
Cedar Fair LP:
5.50%, 05/01/25(b)		70	70,350
5.38%, 04/15/27		109	97,555
5.25%, 07/15/29(b)		110	99,550
Churchill Downs, Inc.(b):
5.50%, 04/01/27		132	129,202
4.75%, 01/15/28		66	63,690
Eldorado Resorts, Inc., 6.00%, 09/15/26		60	64,819
Hilton Domestic Operating Co., Inc.:
5.13%, 05/01/26		127	126,445
4.88%, 01/15/30		22	21,670
Hilton Worldwide Finance LLC:
4.63%, 04/01/25		96	93,860
4.88%, 04/01/27		64	62,480
Hyatt Hotels Corp., 5.38%, 04/23/25		57	60,401
Marriott Ownership Resorts, Inc., 6.50%, 09/15/26		83	83,622
McDonald’s Corp.:
3.63%, 05/01/43		62	68,032
4.88%, 12/09/45		34	43,509
4.45%, 09/01/48		213	263,154
3.63%, 09/01/49		397	435,602
MGM Resorts International:
5.75%, 06/15/25		15	14,832
4.63%, 09/01/26		9	8,190
5.50%, 04/15/27		15	14,437
NCL Corp. Ltd., 3.63%, 12/15/24(b)		13	7,946
Scientific Games International, Inc., 5.00%, 10/15/25(b)		118	108,945
Starbucks Corp., 2.55%, 11/15/30		335	351,398
Station Casinos LLC, 5.00%, 10/01/25(b)		60	52,800
Sunny Express Enterprises Corp., 3.13%, 04/23/30		200	209,565
Viking Cruises Ltd., 5.88%, 09/15/27(b)		92	54,774
Wyndham Hotels & Resorts, Inc., 5.38%, 04/15/26(b)		53	51,012
Wynn Las Vegas LLC(b):
5.50%, 03/01/25		243	222,345
5.25%, 05/15/27		121	104,604
Wynn Resorts Finance LLC, 5.13%, 10/01/29(b)		100	89,375

			3,685,066

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Household Durables — 0.1%
Brookfield Residential Properties, Inc., 6.25%, 09/15/27(b)	USD	131	$125,277
Century Communities, Inc., 6.75%, 06/01/27		58	58,290
DR Horton, Inc., 2.60%, 10/15/25		300	315,330
Lennar Corp.:
4.75%, 04/01/21		41	41,495
4.13%, 01/15/22		49	49,612
4.50%, 04/30/24		57	59,268
4.75%, 05/30/25		11	11,743
4.75%, 11/29/27		20	21,700
Mattamy Group Corp., 5.25%, 12/15/27(b)		11	10,945
PulteGroup, Inc.:
5.50%, 03/01/26		16	17,450
5.00%, 01/15/27		13	13,910
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(b)		11	11,393
Tempur Sealy International, Inc., 5.50%, 06/15/26		131	132,310

			868,723

Household Products — 0.0%
Clorox Co. (The), 3.10%, 10/01/27		31	33,917
Spectrum Brands, Inc., 5.75%, 07/15/25		96	98,522

			132,439

Independent Power and Renewable Electricity Producers — 0.0%
Calpine Corp., 5.50%, 02/01/24		56	55,860

Industrial Conglomerates — 0.1%
3M Co., 3.38%, 03/01/29		26	29,990
General Electric Co., 5.88%, 01/14/38		416	469,535
Honeywell International, Inc., 0.75%, 03/10/32	EUR	270	296,629

			796,154

Insurance — 0.4%
Ambac Assurance Corp., 5.10%(b)(f)	USD	15	19,893
Ambac LSNI LLC, (LIBOR USD 3 Month + 5.00%), 6.00%, 02/12/23(a)(b)		86	84,716
Aon Corp.:
4.50%, 12/15/28		264	314,106
3.75%, 05/02/29		647	740,794
Aon plc, 4.25%, 12/12/42		30	33,055
Hartford Financial Services Group, Inc. (The), 4.30%, 04/15/43		35	40,263
Marsh & McLennan Cos., Inc.:
3.50%, 12/29/20		108	109,609
4.05%, 10/15/23		105	115,219
3.88%, 03/15/24		116	128,320
3.50%, 06/03/24		316	346,298
3.50%, 03/10/25		135	149,388
1.35%, 09/21/26	EUR	160	187,614
1.98%, 03/21/30		145	178,828
2.25%, 11/15/30	USD	98	101,700
MetLife, Inc., 4.72%, 12/15/44(e)		17	21,409
Principal Financial Group, Inc., 3.70%, 05/15/29		33	37,545
Travelers Cos., Inc. (The):
6.75%, 06/20/36		5	7,536
6.25%, 06/15/37		2	2,967
Trinity Acquisition plc, 4.40%, 03/15/26		80	91,134
Willis North America, Inc., 3.60%, 05/15/24		36	38,962

			2,749,356

Interactive Media & Services — 0.0%
Tencent Holdings Ltd., 3.24%, 06/03/50(b)		200	201,858

Internet & Direct Marketing Retail — 0.3%
Alibaba Group Holding Ltd., 3.60%, 11/28/24		220	239,270
Amazon.com, Inc., 3.88%, 08/22/37		245	303,360
Booking Holdings, Inc., 4.10%, 04/13/25		726	814,847

Security		Par (000)	Value

Internet & Direct Marketing Retail (continued)
Expedia Group, Inc.:
6.25%, 05/01/25(b)	USD	188	$200,271
3.80%, 02/15/28		103	98,656
3.25%, 02/15/30		175	163,161

			1,819,565

IT Services — 1.0%
DXC Technology Co.:
4.00%, 04/15/23		235	246,637
4.13%, 04/15/25		40	42,651
Fidelity National Information Services, Inc.:
1.00%, 12/03/28	EUR	300	332,961
3.75%, 05/21/29	USD	34	39,839
2.95%, 05/21/39	EUR	200	256,988
Fiserv, Inc.:
3.20%, 07/01/26	USD	735	813,505
3.50%, 07/01/29		639	718,313
Global Payments, Inc.:
3.75%, 06/01/23		85	91,559
4.00%, 06/01/23		12	13,009
4.80%, 04/01/26		149	174,390
2.90%, 05/15/30		178	186,785
International Business Machines Corp.:
3.30%, 05/15/26		805	904,556
3.50%, 05/15/29		207	238,761
1.95%, 05/15/30		589	602,455
2.85%, 05/15/40		365	380,073
Mastercard, Inc.:
2.95%, 06/01/29		445	500,300
3.35%, 03/26/30		355	410,378
PayPal Holdings, Inc.:
1.65%, 06/01/25		162	167,467
2.65%, 10/01/26		61	66,291
Visa, Inc.:
1.90%, 04/15/27		294	307,295
4.15%, 12/14/35		209	267,349

			6,761,562

Leisure Products — 0.1%
Hasbro, Inc.:
2.60%, 11/19/22		451	466,755
3.90%, 11/19/29		50	52,067

			518,822

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.:
3.88%, 07/15/23		34	36,734
3.05%, 09/22/26		366	401,015
2.75%, 09/15/29		171	185,860
Avantor, Inc., 6.00%, 10/01/24(b)		44	45,980
Charles River Laboratories International, Inc.(b):
5.50%, 04/01/26		43	44,720
4.25%, 05/01/28		11	10,994
Thermo Fisher Scientific, Inc.:
4.13%, 03/25/25		47	53,588
4.50%, 03/25/30		34	42,141
1.88%, 10/01/49	EUR	300	321,420

			1,142,452

Machinery — 0.2%
CNH Industrial Capital LLC, 4.38%, 11/06/20 .	USD	480	484,252
Colfax Corp., 6.00%, 02/15/24(b)		65	67,031
Otis Worldwide Corp.(b):
2.06%, 04/05/25		350	367,182
2.29%, 04/05/27		35	36,550
Parker-Hannifin Corp.:
2.70%, 06/14/24		305	324,676

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Machinery (continued)
3.25%, 06/14/29	USD	90	$99,443
Terex Corp., 5.63%, 02/01/25(b)		128	116,480

			1,495,614

Media — 1.5%
AMC Networks, Inc.:
5.00%, 04/01/24		104	102,960
4.75%, 08/01/25		84	82,757
Charter Communications Operating LLC:
4.50%, 02/01/24		30	33,192
6.38%, 10/23/35		21	27,751
6.48%, 10/23/45		656	867,394
5.75%, 04/01/48		450	560,182
4.80%, 03/01/50		163	180,412
Clear Channel Worldwide Holdings, Inc.,
5.13%, 08/15/27(b)		138	132,480
Comcast Corp.:
4.15%, 10/15/28		201	240,954
2.65%, 02/01/30		271	294,728
3.40%, 04/01/30		1,320	1,507,447
1.95%, 01/15/31		495	500,619
4.25%, 01/15/33		109	133,724
4.40%, 08/15/35		66	81,727
1.25%, 02/20/40	EUR	200	216,991
4.60%, 08/15/45	USD	38	48,852
3.40%, 07/15/46		285	316,616
3.97%, 11/01/47		70	82,997
4.70%, 10/15/48		67	90,110
4.00%, 11/01/49		304	367,122
4.05%, 11/01/52		51	62,575
4.95%, 10/15/58		5	7,111
Cox Communications, Inc.(b):
3.25%, 12/15/22		110	115,921
3.15%, 08/15/24		557	599,313
3.35%, 09/15/26		22	24,328
3.50%, 08/15/27		9	9,936
Diamond Sports Group LLC(b):
5.38%, 08/15/26		68	49,215
6.63%, 08/15/27		200	106,500
Discovery Communications LLC:
3.80%, 03/13/24		50	53,584
5.00%, 09/20/37		190	224,880
4.88%, 04/01/43		47	53,614
5.20%, 09/20/47		128	148,918
5.30%, 05/15/49		41	49,071
Gray Television, Inc.(b):
5.88%, 07/15/26		78	77,639
7.00%, 05/15/27		89	91,225
iHeartCommunications, Inc.:
6.38%, 05/01/26		90	89,100
5.25%, 08/15/27(b)		81	77,557
4.75%, 01/15/28(b)		11	10,148
Lamar Media Corp.:
5.75%, 02/01/26		72	74,277
3.75%, 02/15/28(b)		13	12,256
Meredith Corp., 6.88%, 02/01/26		140	116,411
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(b)		127	126,055
Omnicom Group, Inc., 3.65%, 11/01/24		30	33,015
Outfront Media Capital LLC(b):
5.00%, 08/15/27		146	131,400
4.63%, 03/15/30		11	9,955
Sirius XM Radio, Inc.(b):
4.63%, 07/15/24		159	162,975
5.38%, 04/15/25		83	85,241
5.38%, 07/15/26		86	88,816
5.00%, 08/01/27		163	166,597

Security		Par (000)	Value

Media (continued)
5.50%, 07/01/29	USD	135	$142,104
TEGNA, Inc.(b):
4.63%, 03/15/28		22	20,240
5.00%, 09/15/29		25	23,404
Time Warner Cable LLC:
4.00%, 09/01/21		22	22,586
6.55%, 05/01/37		50	65,777
5.50%, 09/01/41		52	62,720
ViacomCBS, Inc.:
6.88%, 04/30/36		122	165,333
4.38%, 03/15/43		150	156,856
5.85%, 09/01/43		71	83,548

			9,469,216

Metals & Mining — 0.2%
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22		200	202,125
FMG Resources August 2006 Pty. Ltd.(b):
4.75%, 05/15/22		80	81,542
5.13%, 03/15/23		53	54,457
5.13%, 05/15/24		81	83,430
FMG Resources Pty. Ltd., 4.50%, 09/15/27(b)		13	13,005
Freeport-McMoRan, Inc.:
5.00%, 09/01/27		13	13,061
5.25%, 09/01/29		13	13,325
Industrias Penoles SAB de CV, 4.15%, 09/12/29(b)		200	208,312
Minera Mexico SA de CV, 4.50%, 01/26/50(b)		200	198,813
Newmont Corp., 2.80%, 10/01/29		176	185,613
Nucor Corp.:
2.00%, 06/01/25		16	16,569
3.95%, 05/01/28		56	64,281
Steel Dynamics, Inc., 2.80%, 12/15/24		135	140,496
Teck Resources Ltd., 6.13%, 10/01/35		81	91,935

			1,366,964

Multiline Retail — 0.0%
Dollar General Corp., 4.13%, 04/03/50		83	99,319

Multi-Utilities — 0.2%
Ameren Illinois Co.:
3.80%, 05/15/28		120	138,479
3.25%, 03/15/50		159	175,533
Consumers Energy Co.:
3.38%, 08/15/23		2	2,152
4.05%, 05/15/48		45	56,601
3.75%, 02/15/50		300	365,870
3.10%, 08/15/50		85	94,575
3.50%, 08/01/51		120	142,233

			975,443

Oil, Gas & Consumable Fuels — 2.5%
Boardwalk Pipelines LP, 4.80%, 05/03/29		53	56,438
BP Capital Markets America, Inc.:
3.79%, 02/06/24		308	336,354
3.80%, 09/21/25		219	247,306
3.41%, 02/11/26		24	26,544
3.12%, 05/04/26		136	148,646
BP Capital Markets plc, 3.81%, 02/10/24		177	194,474
Buckeye Partners LP, 3.95%, 12/01/26		13	12,250
Cameron LNG LLC(b):
3.30%, 01/15/35		105	115,766
3.40%, 01/15/38		401	430,739
Cheniere Corpus Christi Holdings LLC:
5.88%, 03/31/25		552	618,666
5.13%, 06/30/27		501	550,535
Cheniere Energy Partners LP:
5.25%, 10/01/25		74	73,756

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
5.63%, 10/01/26	USD	55	$54,725
4.50%, 10/01/29(b)		34	32,937
Citgo Holding, Inc., 9.25%, 08/01/24(b)		75	74,625
Concho Resources, Inc., 3.75%, 10/01/27		60	63,919
CrownRock LP, 5.63%, 10/15/25(b)		58	51,982
DCP Midstream Operating LP:
5.38%, 07/15/25		19	18,857
5.13%, 05/15/29		13	12,472
Diamondback Energy, Inc., 3.50%, 12/01/29		411	398,082
Enbridge Energy Partners LP, 7.38%, 10/15/45		36	51,581
Enbridge, Inc., 2.90%, 07/15/22		55	57,058
Energy Transfer Operating LP:
3.60%, 02/01/23		95	98,280
4.25%, 03/15/23		135	142,612
4.20%, 09/15/23		50	53,125
2.90%, 05/15/25		871	889,844
6.63%, 10/15/36		30	32,584
5.80%, 06/15/38		64	65,222
6.50%, 02/01/42		101	109,407
Energy Transfer Partners LP:
5.88%, 03/01/22		410	432,621
5.00%, 10/01/22		430	457,771
Enterprise Products Operating LLC:
3.13%, 07/31/29		4	4,282
Series D, 6.88%, 03/01/33		41	54,239
4.45%, 02/15/43		176	194,983
4.85%, 03/15/44		54	62,557
5.10%, 02/15/45		272	324,061
EOG Resources, Inc., 4.15%, 01/15/26		34	39,134
Exxon Mobil Corp., 1.41%, 06/26/39	EUR	320	355,185
Kinder Morgan Energy Partners LP:
6.50%, 02/01/37	USD	266	333,178
6.38%, 03/01/41		43	52,841
Lukoil Securities BV, 3.88%, 05/06/30(b)		200	207,955
Marathon Petroleum Corp.:
4.75%, 12/15/23		76	83,401
5.85%, 12/15/45		65	68,279
4.50%, 04/01/48		86	87,815
Matador Resources Co., 5.88%, 09/15/26		24	17,760
MPLX LP:
3.38%, 03/15/23		70	72,998
4.88%, 12/01/24		191	212,137
4.25%, 12/01/27		90	97,575
NGPL PipeCo LLC(b):
4.38%, 08/15/22		207	213,496
4.88%, 08/15/27		242	265,939
7.77%, 12/15/37		52	63,466
Northwest Pipeline LLC, 4.00%, 04/01/27		365	399,649
Occidental Petroleum Corp., 0.00%, 10/10/36(i)		1,520	638,400
Petrobras Global Finance BV:
5.75%, 02/01/29		103	105,543
5.09%, 01/15/30		103	102,588
6.75%, 06/03/50		152	156,332
ReNew Power Synthetic, 6.67%, 03/12/24		200	201,312
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23(e)		184	201,235
5.75%, 05/15/24		165	185,815
5.63%, 03/01/25		1,610	1,840,116
5.88%, 06/30/26		189	222,075
5.00%, 03/15/27		157	175,666
4.20%, 03/15/28		100	107,345
Sinopec Group Overseas Development 2018 Ltd., 2.15%, 05/13/25(b)		200	205,714
SM Energy Co., 10.00%, 01/15/25(b)		18	17,101

Security		Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Suncor Energy, Inc.:
6.80%, 05/15/38	USD	69	$89,117
6.50%, 06/15/38		44	55,516
Sunoco Logistics Partners Operations LP:
4.25%, 04/01/24		405	433,338
5.95%, 12/01/25		105	119,505
Sunoco LP:
4.88%, 01/15/23		48	47,280
5.50%, 02/15/26		39	37,830
6.00%, 04/15/27		29	28,710
Targa Resources Partners LP:
6.75%, 03/15/24		49	48,877
5.13%, 02/01/25		52	50,050
5.88%, 04/15/26		108	106,920
5.38%, 02/01/27		54	52,110
6.50%, 07/15/27		87	87,218
5.00%, 01/15/28		17	15,986
6.88%, 01/15/29		87	91,133
5.50%, 03/01/30(b)		22	21,244
Texas Eastern Transmission LP(b):
3.50%, 01/15/28		455	484,180
4.15%, 01/15/48		46	50,103
Total Capital International SA:
2.75%, 06/19/21		10	10,228
2.88%, 02/17/22		20	20,759
3.70%, 01/15/24		102	112,546
2.43%, 01/10/25		200	212,526
TransCanada PipeLines Ltd., 5.85%, 03/15/36		33	43,204
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		234	304,587
4.00%, 03/15/28		246	275,409
4.60%, 03/15/48		89	101,204
3.95%, 05/15/50(b)		173	184,333
Williams Cos., Inc. (The), Series A, 7.50%, 01/15/31		15	19,208

			16,382,471

Paper & Forest Products — 0.2%
Georgia-Pacific LLC:
5.40%, 11/01/20(b)		177	179,820
3.73%, 07/15/23(b)		184	198,819
1.75%, 09/30/25(b)		309	318,774
7.38%, 12/01/25		97	123,964
2.10%, 04/30/27(b)		98	101,772
7.75%, 11/15/29		60	89,557
2.30%, 04/30/30(b)		2	2,083
8.88%, 05/15/31		13	20,823

			1,035,612

Pharmaceuticals — 0.8%
Allergan Funding SCS, 3.45%, 03/15/22		510	521,527
Bausch Health Americas, Inc.(b):
9.25%, 04/01/26		154	167,075
8.50%, 01/31/27		180	191,025
Bausch Health Cos., Inc.(b):
5.50%, 11/01/25		154	157,850
9.00%, 12/15/25		157	169,122
5.75%, 08/15/27		46	48,760
7.00%, 01/15/28		74	76,220
7.25%, 05/30/29		76	79,800
Bayer US Finance II LLC, 4.38%, 12/15/28(b)		346	404,357
Bristol-Myers Squibb Co.(b):
3.90%, 02/20/28		83	97,636
4.55%, 02/20/48		76	103,164
Elanco Animal Health, Inc.(e):
5.02%, 08/28/23		81	85,050

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Pharmaceuticals (continued)
5.65%, 08/28/28	USD	16	$17,741
Eli Lilly & Co., 1.70%, 11/01/49	EUR	100	116,617
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28	USD	465	547,454
Johnson & Johnson, 2.95%, 03/03/27		30	33,473
Merck & Co., Inc.:
3.40%, 03/07/29		209	241,152
1.45%, 06/24/30		100	99,886
2.45%, 06/24/50		123	123,627
Pfizer, Inc.:
3.45%, 03/15/29		310	362,232
2.63%, 04/01/30		222	244,560
1.70%, 05/28/30		104	105,719
Shire Acquisitions Investments Ireland DAC:
2.88%, 09/23/23		9	9,539
3.20%, 09/23/26		346	383,916
Takeda Pharmaceutical Co. Ltd.:
5.00%, 11/26/28		375	464,567
2.00%, 07/09/40	EUR	380	423,941
Wyeth LLC, 5.95%, 04/01/37	USD	131	191,255

			5,467,265

Real Estate Management & Development — 0.5%
Celulosa Arauco y Constitucion SA, 4.25%, 04/30/29(b)		200	206,000
Central China Real Estate Ltd.:
6.50%, 03/05/21		200	199,598
6.75%, 11/08/21		200	198,682
China Aoyuan Group Ltd., 7.95%, 02/19/23		200	207,542
China Resources Land Ltd., (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.14%), 3.75%(a)(f)		200	202,374
CIFI Holdings Group Co. Ltd., 5.50%, 01/23/22		200	200,303
Easy Tactic Ltd., 8.13%, 07/11/24		200	174,750
Howard Hughes Corp. (The), 5.38%, 03/15/25(b)		106	98,644
Kaisa Group Holdings Ltd., 11.95%, 10/22/22		200	208,438
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22		200	202,042
Ronshine China Holdings Ltd., 8.95%, 01/22/23		200	208,875
Scenery Journey Ltd., 11.00%, 11/06/20		200	201,562
Vanke Real Estate Hong Kong Co. Ltd., 3.15%, 05/12/25		200	205,000
Yuzhou Properties Co. Ltd.:
6.00%, 10/25/23		200	193,125
8.50%, 02/26/24		200	204,250

			2,911,185

Road & Rail — 0.7%
Burlington Northern Santa Fe LLC:
6.15%, 05/01/37		11	16,069
5.05%, 03/01/41		85	112,341
4.95%, 09/15/41		25	32,696
4.40%, 03/15/42		85	106,120
Canadian Pacific Railway Co., 2.05%, 03/05/30		34	34,798
CSX Corp.:
4.25%, 03/15/29		233	276,891
6.15%, 05/01/37		15	20,779
4.30%, 03/01/48		317	395,560
4.75%, 11/15/48		85	112,850
4.50%, 03/15/49		44	56,455
Norfolk Southern Corp.:
3.85%, 01/15/24		33	36,527
3.65%, 08/01/25		86	97,081
2.90%, 06/15/26		173	191,141
2.55%, 11/01/29		6	6,379
4.84%, 10/01/41		30	38,930
4.45%, 06/15/45		5	6,230

Security		Par (000)	Value

Road & Rail (continued)
3.40%, 11/01/49	USD	161	$175,366
4.05%, 08/15/52		87	104,033
Penske Truck Leasing Co. LP(b):
4.25%, 01/17/23		120	127,646
2.70%, 03/14/23		160	163,753
2.70%, 11/01/24		65	66,873
3.95%, 03/10/25		90	97,555
4.00%, 07/15/25		225	246,095
3.35%, 11/01/29		20	20,386
Rumo Luxembourg SARL, 5.88%, 01/18/25(b)		200	211,000
Ryder System, Inc.:
3.65%, 03/18/24		50	53,415
2.50%, 09/01/24		130	134,086
4.63%, 06/01/25		260	289,865
Union Pacific Corp.:
3.25%, 08/15/25		113	124,940
2.75%, 03/01/26		175	190,422
3.38%, 02/01/35		66	74,278
3.60%, 09/15/37		111	123,424
4.50%, 09/10/48		5	6,441
3.84%, 03/20/60		137	158,321
3.75%, 02/05/70		180	200,503
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		90	99,563

			4,208,812

Semiconductors & Semiconductor Equipment — 1.4%
Analog Devices, Inc., 2.95%, 04/01/25		268	290,331
Applied Materials, Inc.:
5.10%, 10/01/35		30	41,809
4.35%, 04/01/47		43	55,246
2.75%, 06/01/50		187	190,983
Broadcom Corp., 3.88%, 01/15/27		1,028	1,110,874
Broadcom, Inc.(b):
2.25%, 11/15/23		474	489,742
3.63%, 10/15/24		58	62,998
4.70%, 04/15/25		852	960,012
4.25%, 04/15/26		281	312,726
4.11%, 09/15/28		261	284,366
Intel Corp.:
4.10%, 05/19/46		65	81,122
4.75%, 03/25/50		222	312,967
KLA Corp.:
4.10%, 03/15/29		282	332,799
5.00%, 03/15/49		53	69,152
3.30%, 03/01/50		366	378,035
Lam Research Corp.:
3.75%, 03/15/26		280	320,079
1.90%, 06/15/30		97	99,149
4.88%, 03/15/49		88	122,026
2.88%, 06/15/50		132	135,986
NVIDIA Corp.:
3.20%, 09/16/26		423	479,140
2.85%, 04/01/30		404	449,445
3.50%, 04/01/50		273	311,918
NXP BV(b):
4.13%, 06/01/21		450	463,426
3.88%, 09/01/22		200	211,427
4.63%, 06/01/23		300	329,032
3.15%, 05/01/27		42	44,523
5.55%, 12/01/28		53	64,393
4.30%, 06/18/29		261	296,144
QUALCOMM, Inc.:
4.80%, 05/20/45		71	92,839
4.30%, 05/20/47		232	289,378

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc., 1.75%, 05/04/30	USD	83	$84,229

			8,766,296

Software — 0.6%
Autodesk, Inc.:
4.38%, 06/15/25		30	34,226
3.50%, 06/15/27		468	527,959
Microsoft Corp.:
4.20%, 11/03/35		91	118,439
3.45%, 08/08/36		70	84,592
3.75%, 02/12/45		325	406,785
3.70%, 08/08/46		189	235,359
2.53%, 06/01/50		58	60,495
Oracle Corp.:
2.50%, 04/01/25		300	321,307
3.90%, 05/15/35		501	604,308
3.85%, 07/15/36		103	120,195
3.80%, 11/15/37		84	96,926
3.60%, 04/01/40		213	241,774
4.00%, 11/15/47		98	114,333
3.60%, 04/01/50		843	938,158

			3,904,856

Specialty Retail — 0.2%
Home Depot, Inc. (The), 2.95%, 06/15/29		544	611,778
Lowe’s Cos., Inc.:
4.00%, 04/15/25		470	535,603
4.05%, 05/03/47		55	64,829
4.55%, 04/05/49		157	197,584

			1,409,794

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.:
3.85%, 05/04/43		309	382,509
4.45%, 05/06/44		84	112,298
3.45%, 02/09/45		122	142,384
4.25%, 02/09/47		33	43,543
3.75%, 11/13/47		134	163,215
Dell International LLC(b):
6.02%, 06/15/26		12	13,758
4.90%, 10/01/26		203	223,990
8.10%, 07/15/36		190	250,560
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20(e)		2	2,012
4.40%, 10/15/22(e)		820	877,835
4.45%, 10/02/23		355	387,326
4.65%, 10/01/24		525	589,525
HP, Inc., 6.00%, 09/15/41		15	17,587
Seagate HDD Cayman, 4.09%, 06/01/29(b)		109	114,261

			3,320,803

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc.(b):
4.63%, 05/15/24		96	95,520
4.88%, 05/15/26		20	20,150
NIKE, Inc., 2.75%, 03/27/27		375	413,086
Under Armour, Inc., 3.25%, 06/15/26		13	11,475
William Carter Co. (The), 5.63%, 03/15/27(b)		54	55,620

			595,851

Thrifts & Mortgage Finance — 0.2%(b)
BPCE SA, 2.70%, 10/01/29		491	524,092
Nationstar Mortgage Holdings, Inc.:
8.13%, 07/15/23		108	110,830
9.13%, 07/15/26		88	93,004
Quicken Loans, Inc.:
5.75%, 05/01/25		105	107,341

Security		Par (000)	Value

Thrifts & Mortgage Finance (continued)
5.25%, 01/15/28	USD	107	$110,411

			945,678

Tobacco — 0.6%
Altria Group, Inc.:
4.00%, 01/31/24		215	236,732
4.40%, 02/14/26		349	401,857
4.80%, 02/14/29		154	179,801
3.13%, 06/15/31	EUR	300	366,691
5.80%, 02/14/39	USD	471	582,470
BAT Capital Corp.:
3.22%, 08/15/24		180	192,778
3.22%, 09/06/26		82	87,915
4.70%, 04/02/27		81	92,578
4.54%, 08/15/47		136	147,666
5.28%, 04/02/50		63	76,257
Philip Morris International, Inc.:
2.88%, 05/01/24		46	49,411
3.25%, 11/10/24		132	146,127
1.45%, 08/01/39	EUR	395	412,670
Reynolds American, Inc.:
4.85%, 09/15/23	USD	50	55,695
4.45%, 06/12/25		272	306,474
5.85%, 08/15/45		411	505,183

			3,840,305

Trading Companies & Distributors — 0.2%
Beacon Roofing Supply, Inc., 4.88%, 11/01/25(b)		134	119,595
BOC Aviation Ltd.:
3.25%, 04/29/25(b)		200	204,354
3.00%, 09/11/29		200	197,750
H&E Equipment Services, Inc., 5.63%, 09/01/25		209	211,046
HD Supply, Inc., 5.38%, 10/15/26(b)		64	65,360
Herc Holdings, Inc., 5.50%, 07/15/27(b)		134	134,288
United Rentals North America, Inc.:
4.63%, 10/15/25		80	80,400
5.88%, 09/15/26		110	115,280
6.50%, 12/15/26		123	129,150
5.50%, 05/15/27		110	113,300
3.88%, 11/15/27		17	16,958
4.88%, 01/15/28		177	181,425
5.25%, 01/15/30		17	17,552

			1,586,458

Wireless Telecommunication Services — 0.6%
America Movil SAB de CV, 2.88%, 05/07/30		205	216,388
Empresa Nacional de Telecomunicaciones SA, 4.75%, 08/01/26(b)		240	255,075
Millicom International Cellular SA, 6.63%, 10/15/26(b)		200	212,346
Sprint Corp.:
7.63%, 02/15/25		176	203,060
7.63%, 03/01/26		177	208,925
Sprint Spectrum Co. LLC, 3.36%, 09/20/21(b)(e)		247	250,198
T-Mobile USA, Inc.(b):
3.50%, 04/15/25		541	588,819
3.75%, 04/15/27		790	875,454
2.55%, 02/15/31		372	373,310
Vodafone Group plc:
4.13%, 05/30/25		118	133,783
4.38%, 02/19/43		157	182,720
5.25%, 05/30/48		302	394,394

			3,894,472

Total Corporate Bonds — 37.4% (Cost: $233,551,351)			243,472,799

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Floating Rate Loan Interests — 0.5%

Air Freight & Logistics — 0.0%
XPO Logistics, Inc., Term Loan B, (LIBOR USD 1 Month + 2.00%), 2.18%, 02/24/25(j)	USD	269	$262,114

Building Products — 0.0%(j)
Advanced Drainage Systems, Inc., Term Loan, (LIBOR USD 1 Month + 2.25%), 2.44%, 07/31/26		44	43,057
Jeld-Wen, Inc., Term Loan, (LIBOR USD 1 Month + 2.00%), 2.18%, 12/14/24		117	109,612

			152,669

Construction Materials — 0.0%
Foundation Building Materials, Inc., 1st Lien Term Loan B, (LIBOR USD 1 Month + 3.00%), 3.18%, 08/13/25(j)		133	127,822

Consumer Finance — 0.0%
Credito Realsab de CV., Term Loan, (LIBOR USD 6 Month + 3.75%), 5.45%, 11/06/21(c)(j)		30	26,700

Diversified Financial Services — 0.0%
Connect Finco SARL, Term Loan B, (LIBOR USD 1 Month + 4.50%), 5.50%, 12/11/26(j)		271	254,576

Health Care Providers & Services — 0.1%(j)
Acadia Healthcare Co., Term Loan B2, (LIBOR USD 1 Month + 2.50%), 2.68%, 02/16/23		302	295,026
Select Medical Corp., Term Loan, (LIBOR USD 1 Month + 2.50%), 2.68%, 03/01/21		45	42,388

			337,414

Hotels, Restaurants & Leisure — 0.1%(j)
Aimbridge Acquisition, Inc., Term Loan B, (LIBOR USD 1 Month + 3.75%), 3.93%, 02/02/26		155	134,466
Golden Nugget, Inc., 1st Lien Term Loan, (LIBOR USD 3 Month + 2.50%), 3.25%, 10/04/23		185	145,783

			280,249

Media — 0.0%(j)
CSC Holdings LLC, Term Loan B, (LIBOR USD 1 Month + 2.50%), 2.68%, 04/15/27		181	170,905
Lamar Media Corp., 1st Lien Term Loan, (LIBOR USD 1 Month + 1.50%), 1.67%, 02/05/27		19	18,819

			189,724

Oil, Gas & Consumable Fuels — 0.1%
Buckeye Partners LP, Term Loan, (LIBOR USD 1 Month + 2.75%), 2.92%, 11/01/26(j)		466	445,569

Pharmaceuticals — 0.1%
Grifols Worldwide Operations Ltd., Term Loan B, (LIBOR USD 3 Month + 2.00%), 2.11%, 11/15/27(j)		286	274,805

Road & Rail — 0.0%
Genesee & Wyoming, Inc., Term Loan, (LIBOR USD 3 Month + 2.00%), 2.31%, 12/30/26(j)		169	161,926

Security		Par (000)	Value

Thrifts & Mortgage Finance — 0.1%(c)(j)
Caliber Home Loans, Inc., Term Loan, (LIBOR USD 6 Month + 3.00%), 4.69%, 04/24/21	USD	410	$408,312
Roundpoint Mortgage Servicing Corp., Term Loan, (LIBOR USD 6 Month + 2.49%), 5.87%, 08/08/20		445	445,275

			853,587

Total Floating Rate Loan Interests — 0.5% (Cost: $3,523,834)			3,367,155

Foreign Agency Obligations — 0.3%

Colombia — 0.1%
Ecopetrol SA:
5.38%, 06/26/26		395	415,263
6.88%, 04/29/30		78	89,408
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(b)		200	199,812

			704,483

India — 0.0%
Power Finance Corp. Ltd., 4.50%, 06/18/29		200	198,188

Indonesia — 0.1%
Perusahaan Penerbit SBSN Indonesia III, 2.80%, 06/23/30(b)		320	319,200

Mexico — 0.1%
Petroleos Mexicanos:
5.50%, 01/21/21		20	20,006
(LIBOR USD 3 Month + 3.65%), 3.96%, 03/11/22(a)		85	81,940
4.25%, 01/15/25		126	114,471
4.50%, 01/23/26		254	221,615
5.95%, 01/28/31(b)		12	9,859

			447,891

Total Foreign Agency Obligations — 0.3% (Cost: $1,602,831)			1,669,762

Foreign Government Obligations — 2.5%

Brazil — 0.0%
Federative Republic of Brazil, 2.88%, 06/06/25		379	373,694

China — 0.1%
People’s Republic of China, 3.29%, 05/23/29	CNY	5,480	792,408

Colombia — 0.3%
Republic of Colombia:
6.25%, 11/26/25	COP	440,100	126,370
3.88%, 04/25/27	USD	528	559,515
4.50%, 03/15/29		370	404,919
3.13%, 04/15/31		200	198,600
7.25%, 10/18/34	COP	1,230,200	338,213
5.20%, 05/15/49	USD	250	292,750
4.13%, 05/15/51		200	201,250

			2,121,617

Egypt — 0.1%
Arab Republic of Egypt:
5.63%, 04/16/30	EUR	117	118,387
6.38%, 04/11/31(b)		132	137,179
8.88%, 05/29/50(b)	USD	205	202,438

			458,004

Hungary — 0.1%
Hungary Government Bond, 5.38%, 03/25/24		414	469,890

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Indonesia — 0.4%
Pertamina Persero PT, 4.18%, 01/21/50	USD	200	$200,628
Republic of Indonesia:
6.50%, 06/15/25	IDR	3,991,000	278,686
7.00%, 05/15/27		3,185,000	223,296
4.10%, 04/24/28	USD	470	521,259
2.85%, 02/14/30		250	254,687
7.00%, 09/15/30	IDR	1,409,000	96,810
6.63%, 05/15/33		1,064,000	68,078
7.50%, 06/15/35		6,138,000	425,331
8.38%, 04/15/39		7,876,000	578,915

			2,647,690

Mexico — 0.3%
United Mexican States:
4.15%, 03/28/27	USD	933	1,001,109
4.75%, 04/27/32		400	440,600
4.50%, 01/31/50		530	546,430

			1,988,139

Panama — 0.1%
Republic of Panama, 3.88%, 03/17/28		826	928,217

Peru — 0.1%
Republic of Peru, 4.13%, 08/25/27		548	629,172

Philippines — 0.2%
Republic of Philippines, 3.00%, 02/01/28		1,010	1,089,305

Qatar — 0.0%
State of Qatar, 3.75%, 04/16/30(b)		231	263,557

Russia — 0.3%
Russian Federation:
8.15%, 02/03/27	RUB	20,185	326,786
6.00%, 10/06/27		11,275	163,017
6.90%, 05/23/29		46,648	709,334
8.50%, 09/17/31		45,715	776,250

			1,975,387

Saudi Arabia — 0.2%
Kingdom of Saudi Arabia:
2.90%, 10/22/25(b)	USD	856	907,360
3.25%, 10/22/30		200	214,650

			1,122,010

Sri Lanka — 0.0%
Democratic Socialist Republic of Sri Lanka, 7.55%, 03/28/30		200	128,500

Ukraine — 0.1%
Ukraine Government Bond:
6.75%, 06/20/26	EUR	100	114,281
9.75%, 11/01/28	USD	391	446,717

			560,998

United Arab Emirates — 0.1%
United Arab Emirates Government Bond:
2.50%, 04/16/25(b)		269	279,424
3.13%, 09/30/49		200	208,250

			487,674

Uruguay — 0.1%
Oriental Republic of Uruguay:
4.38%, 10/27/27		333	381,036

Security		Par (000)	Value

Uruguay (continued)
5.10%, 06/18/50	USD	120	$154,725

			535,761

Total Foreign Government Obligations — 2.5% (Cost: $16,210,568)			16,572,023

		Shares

Investment Companies — 6.3%
BlackRock Allocation Target Shares- BATS Series A*		4,216,604	41,027,557

Total Investment Companies — 6.3% (Cost: $42,310,000)			41,027,557

		Par (000)

Municipal Bonds — 4.3%
American Municipal Power, Inc.:
Series 2010B, RB, 7.83%, 02/15/41		50	80,950
Series 2010B, RB, 8.08%, 02/15/50		100	181,856
Arizona Health Facilities Authority, Series 2007B, RB, VRDN, 1.77%, 07/01/20(k)		35	32,919
Bay Area Toll Authority:
Series 2019F-1, RB, 2.43%, 04/01/26		285	303,300
Series 2010S-1, RB, 6.92%, 04/01/40		90	143,428
Series 2010S-1, RB, 7.04%, 04/01/50		410	737,688
California Health Facilities Financing Authority, Series 2016A, RB, 5.00%, 08/15/33		40	48,646
California State Public Works Board, Series 2009G, Sub-Series G-2, RB, 8.36%, 10/01/34		35	58,076
California State University, Series 2020B, RB, 2.98%, 11/01/51		380	402,283
Canaveral Port Authority:
Series 2018A, RB, 5.00%, 06/01/45		80	87,178
Series 2018B, RB, 5.00%, 06/01/48		40	43,810
Central Puget Sound Regional Transit Authority, Series 2015S-1, RB, 5.00%, 11/01/50		60	68,537
Chesapeake Bay Bridge & Tunnel District, Series 2016, RB, 5.00%, 07/01/51		25	26,949
City of Atlanta, Series 2015, RB, 5.00%, 11/01/40		30	35,376
City of New York:
Series 2019D, Sub-Series D-2, GO, 3.76%, 12/01/27		115	131,262
Series 2019A, Sub-Series A-3, GO, 2.85%, 08/01/31		220	233,596
Series 2019A, Sub-Series A-3, GO, 2.90%, 08/01/32		370	392,833
Series 2018F, Sub-Series F-1, GO, 5.00%, 04/01/43		375	452,302
City of Riverside, Series 2010A, RB, 7.61%, 10/01/40		50	80,924
City of San Antonio Electric & Gas Systems:
Series 2010A, RB, 5.72%, 02/01/41		120	172,645
Series 2010A, RB, 5.81%, 02/01/41		160	238,632
Colorado Health Facilities Authority, Series 2019A-2, RB, 5.00%, 08/01/44		120	140,894
Commonwealth Financing Authority:
Series 2018A, RB, 3.86%, 06/01/38		40	46,693
Series 2016A, RB, 4.14%, 06/01/38		20	24,035
Series 2019A, RB, 3.81%, 06/01/41		660	766,220

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
Commonwealth of Massachusetts:
Series 2009E, GO, 5.46%, 12/01/39	USD	15	$21,651
Series 2019H, GO, 2.90%, 09/01/49		80	85,998
Connecticut State Health & Educational
Facilities Authority:
Series 2015F, RB, 5.00%, 07/01/45		60	66,430
Series 2015L, RB, 5.00%, 07/01/45		90	96,838
Contra Costa Community College District, Series 2010B, GO, 6.50%, 08/01/34		10	14,476
County of Broward Airport System:
Series 2019C, RB, 2.81%, 10/01/31		65	64,126
Series 2019C, RB, 2.91%, 10/01/32		60	59,441
County of Miami-Dade:
Series 2017D, RB, 3.35%, 10/01/29		20	20,537
Series 2019E, RB, 2.53%, 10/01/30		235	226,606
Series 2017D, RB, 3.45%, 10/01/30		35	36,048
Series 2017D, RB, 3.50%, 10/01/31		30	30,903
Series 2018C, RB, 4.06%, 10/01/31		55	59,119
Series 2015A, RB, 5.00%, 10/01/38		10	11,299
Series 2017B, RB, 5.00%, 10/01/40		60	69,918
Dallas Area Rapid Transit:
Series 2016A, RB, 5.00%, 12/01/41		60	70,473
Series 2016A, RB, 5.00%, 12/01/46		90	104,438
Dallas/Fort Worth International Airport, Series 2019A-2, RB, 3.14%, 11/01/45		100	102,298
DuBois Hospital Authority, Series 2018, RB, 5.00%, 07/15/43		60	69,369
Dutchess County Local Development Corp., Series 2016B, RB, 5.00%, 07/01/46		100	108,897
Grant County Public Utility District No. 2, Series 2015M, RB, 4.58%, 01/01/40		15	18,490
Great Lakes Water Authority Sewage Disposal System, Series 2020A, RB, 3.06%, 07/01/39		75	79,839
Great Lakes Water Authority Water Supply System, Series 2016C, RB, 5.25%, 07/01/33		20	23,817
Health & Educational Facilities Authority:
Series 2016, RB, 5.00%, 11/15/29		25	29,900
Series 2020A, RB, 3.23%, 05/15/50		45	52,717
Idaho Health Facilities Authority, Series 2017A, RB, 5.00%, 12/01/47		50	58,715
Indiana Finance Authority:
Series 2015A, RB, 5.00%, 10/01/45		130	149,027
Series 2016A, RB, 5.00%, 10/01/46		420	492,782
Indiana Housing & Community Development Authority, Series 2018A, RB, 3.80%, 07/01/38		30	33,039
JobsOhio Beverage System:
Series 2013B, RB, 3.99%, 01/01/29		340	386,383
Series 2020A, RB, 2.83%, 01/01/38		55	56,352
Lexington County Health Services District, Inc., Series 2016, RB, 5.00%, 11/01/41		30	34,598
Los Angeles Community College District, Series 2010E, GO, 6.60%, 08/01/42		110	182,707
Los Angeles Unified School District, Series 2010I, GO, 6.76%, 07/01/34		375	553,470
Louisiana Public Facilities Authority, Series 2018E, RB, 5.00%, 07/01/48		50	58,866
Maryland Health & Higher Educational Facilities Authority, Series 2015, RB, 5.00%, 08/15/27		50	58,124
Massachusetts Development Finance Agency:
Series 2018J-2, RB, 5.00%, 07/01/43		80	93,114
Series 2017L, RB, 5.00%, 07/01/44		100	109,725
Series 2016Q, RB, 5.00%, 07/01/47		50	56,950
Massachusetts Housing Finance Agency:
Series 2014B, RB, 4.50%, 12/01/39		25	26,309

Security		Par (000)	Value

Municipal Bonds (continued)
Series 2014B, RB, 4.60%, 12/01/44	USD	40	$43,054
Series 2015A, RB, 4.50%, 12/01/48		40	42,682
Massachusetts School Building Authority:
Series 2019B, RB, 2.87%, 10/15/31		275	290,007
Series 2019B, RB, 2.97%, 10/15/32		170	179,670
Massachusetts Water Resources Authority, Series 2016C, RB, 5.00%, 08/01/40		30	36,235
Metropolitan Atlanta Rapid Transit Authority, Series 2015A, RB, 5.00%, 07/01/41		110	129,865
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Series 2016A, RB, 5.00%, 07/01/46		60	66,907
Metropolitan Transportation Authority:
Series 2010A, RB, 6.67%, 11/15/39		55	71,428
Series 2009C, RB, 7.34%, 11/15/39		120	194,327
Series 2019C, RB, 5.00%, 11/15/41		80	96,554
Michigan Finance Authority:
Series 2016, RB, 5.00%, 11/15/28		50	60,171
Series 2016, RB, 5.00%, 11/15/41		30	34,567
Michigan State Housing Development Authority:
Series 2018B, RB, 3.55%, 10/01/33		30	33,023
Series 2018A, RB, 4.00%, 10/01/43		30	32,965
Series 2018A, RB, 4.05%, 10/01/48		20	21,984
Series 2018A, RB, 4.15%, 10/01/53		80	86,604
Mississippi Hospital Equipment & Facilities Authority, Series 2016A, RB, 5.00%, 09/01/46		60	65,668
Municipal Electric Authority of Georgia:
Series 2010A, RB, 6.64%, 04/01/57		40	58,140
Series 2010A, RB, 6.66%, 04/01/57		44	65,728
New Hope Cultural Education Facilities Finance Corp., Series 2017A, RB, 5.00%, 08/15/47		60	70,711
New Jersey Transportation Trust Fund Authority, Series 2010C, RB, 5.75%, 12/15/28		70	81,091
New Jersey Turnpike Authority, Series 2009F, RB, 7.41%, 01/01/40		565	960,037
New Orleans Aviation Board, Series 2015B, RB, 5.00%, 01/01/40		50	55,703
New York City Housing Development Corp.:
Series 2018C-1-A, RB, 3.70%, 11/01/38		40	42,556
Series 2018C-1-B, RB, 3.85%, 11/01/43		110	117,245
Series 2018C-1-A, RB, 4.00%, 11/01/53		120	126,961
New York City Transitional Finance Authority Future Tax Secured:
Series 2018, Sub-Series C-4, RB, 3.55%, 05/01/25		170	190,230
Series 2014A, Sub-Series A-2, RB, 3.75%, 11/01/25		165	180,398
Series 2017F, Sub-Series F-2, RB, 3.05%, 05/01/27		160	176,082
Series 2019C, Sub-Series C-3, RB, 3.35%, 11/01/30		255	283,718
Series 2019B, Sub-Series B-3, RB, 3.90%, 08/01/31		210	240,358
New York City Water & Sewer System:
Series 2010AA, RB, 5.75%, 06/15/41		10	15,410
Series 2010EE, RB, 6.01%, 06/15/42		25	39,926
Series 2020AA, RB, 5.38%, 06/15/43(l)		135	138,132
Series 2020AA, RB, 5.38%, 06/15/43		65	66,327
Series 2011AA, RB, 5.44%, 06/15/43		120	185,507
Series 2011EE, RB, 5.50%, 06/15/43(l)		240	245,707
Series 2011CC, RB, 5.88%, 06/15/44		40	64,304
New York Convention Center Development Corp., Series 2015, RB, 5.00%, 11/15/40		30	32,537

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

Municipal Bonds (continued)
New York State Dormitory Authority:
Series 2010H, RB, 5.39%, 03/15/40	USD	60	$83,532
Series 2020F, RB, 3.19%, 02/15/43		160	180,918
Series 2019B, RB, 3.14%, 07/01/43		120	120,664
New York State Urban Development Corp.:
Series 2019B, RB, 3.25%, 03/15/25		100	109,673
Series 2019B, RB, 3.35%, 03/15/26		395	436,550
Series 2019B, RB, 2.35%, 03/15/27		230	241,624
Series 2017D-2, RB, 3.32%, 03/15/29		140	153,381
New York Transportation Development Corp.:
Series 2016A, RB, 5.00%, 07/01/46		30	32,196
Series 2016A, RB, 5.25%, 01/01/50		340	367,639
Orange County Local Transportation Authority, Series 2010A, RB, 6.91%, 02/15/41		75	111,476
Oregon School Boards Association:
Series 2005A, GO, 4.76%, 06/30/28		220	243,320
Series 2002B, GO, 5.55%, 06/30/28		290	347,983
Series 2003B, GO, 5.68%, 06/30/28		210	257,586
Pennsylvania Turnpike Commission, Series 2018B, RB, 5.00%, 12/01/48		90	104,838
Port Authority of New York & New Jersey:
Series 2010-165, RB, 5.65%, 11/01/40		95	132,389
Series 2014-181, RB, 4.96%, 08/01/46		170	230,561
Series 2012-174, RB, 4.46%, 10/01/62		95	126,287
Port of Seattle, Series 2018A, RB, 5.00%, 05/01/43		30	34,481
Regents of the University of California Medical Center Pooled, Series 2009F, RB, 6.58%, 05/15/49		55	87,532
Royal Oak Hospital Finance Authority, Series 2014D, RB, 5.00%, 09/01/39		40	44,821
Rutgers The State University of New Jersey, Series 2019R, RB, 3.27%, 05/01/43		175	180,294
Sacramento County Sanitation Districts Financing Authority, Series 2007B, RB, VRDN, 0.76%, 09/01/20(k)		330	285,949
Sacramento Municipal Utility District, Series 2010W, RB, 6.16%, 05/15/36		1,045	1,412,098
Salt River Project Agricultural Improvement & Power District, Series 2015A, RB, 5.00%, 12/01/45		120	141,010
San Antonio Water System, Series 2015B, RB, 5.00%, 05/15/39		30	35,447
San Diego Public Facilities Financing Authority, Series 2016A, RB, 5.00%, 05/15/39		50	60,988
San Jose Redevelopment Agency Successor Agency, Series 2017A-T, 3.18%, 08/01/26		85	93,772
South Carolina Public Service Authority:
Series 2016D, RB, 2.39%, 12/01/23		257	263,217
Series 2012E, RB, 3.72%, 12/01/23		65	69,422
Series 2010C, RB, 6.45%, 01/01/50		136	213,236
State of California:
Series 2019, GO, 2.65%, 04/01/26		425	461,945
Series 2009, GO, 7.50%, 04/01/34		60	97,447
Series 2018, GO, 4.60%, 04/01/38		815	953,142
Series 2009, GO, 7.55%, 04/01/39		85	150,710
Series 2009, GO, 7.30%, 10/01/39		85	141,029
Series 2009, GO, 7.35%, 11/01/39		340	566,688
State of Colorado, Series 2018N, COP, 5.00%, 03/15/38		1,030	1,258,310
State of Connecticut:
Series 2017A, GO, 3.31%, 01/15/26		125	136,474
Series 2020A, GO, 2.55%, 07/01/28		35	36,836
Series 2008A, GO, 5.85%, 03/15/32		180	244,453

Security		Par (000)	Value

Municipal Bonds (continued)
State of Illinois, Series 2003, GO, 5.10%, 06/01/33	USD	580	$588,555
State of Minnesota, Series 2018A, GO, 5.00%, 08/01/36		170	217,347
State of New York, Series 2019B, GO, 2.80%, 02/15/32		205	219,916
State of Oregon, Series 2003, GO, 5.89%, 06/01/27		335	423,524
State of Texas, Series 2009A, GO, 5.52%, 04/01/39		405	600,084
State of Washington:
Series 2016A-1, GO, 5.00%, 08/01/40		100	119,081
Series 2018B, GO, 5.00%, 08/01/40		40	49,441
Sumter Landing Community Development District, Series 2016, RB, 4.17%, 10/01/47		100	112,260
Tennessee Housing Development Agency:
Series 2018-3, RB, 3.75%, 07/01/38		30	32,566
Series 2018-3, RB, 3.85%, 07/01/43		20	21,622
Series 2018-3, RB, 3.95%, 01/01/49		10	10,773
Texas A&M University, Series 2017B, RB, 2.84%, 05/15/27		75	82,511
Texas Municipal Gas Acquisition & Supply Corp. I, Series 2008D, RB, 6.25%, 12/15/26		30	34,717
Texas Transportation Commission, Series 2020, GO, 5.00%, 04/01/32(m)		150	202,757
Tobacco Settlement Finance Authority, Series 2007A, RB, 7.47%, 06/01/47		85	85,531
University of California:
Series 2019BD, RB, 3.35%, 07/01/29		470	538,728
Series 2013AJ, RB, 4.60%, 05/15/31		185	228,312
Series 2009R, RB, 5.77%, 05/15/43		125	187,656
Series 2012AD, RB, 4.86%, 05/15/2112		20	28,032
Virginia Small Business Financing Authority, Series 2017, RB, 5.00%, 12/31/52		90	99,079
West Virginia Hospital Finance Authority:
Series 2016A, RB, 5.00%, 06/01/21		30	31,101
Series 2016A, RB, 5.00%, 06/01/22		30	32,267
Series 2016A, RB, 5.00%, 06/01/23		25	27,822
Series 2016A, RB, 5.00%, 06/01/24		25	28,645

Total Municipal Bonds — 4.3% (Cost: $25,851,101)			27,979,585

Non-Agency Mortgage-Backed Securities — 2.8%

Collateralized Mortgage Obligations — 0.9%
Alternative Loan Trust:
Series 2005-22T1, Class A1, 0.53%, 06/25/35(d)		135	104,167
Series 2005-72, Class A3, 0.78%, 01/25/36(d)		67	59,029
Series 2005-76, Class 2A1, 2.50%, 02/25/36(d)		23	20,481
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		58	43,270
Series 2006-15CB, Class A1, 6.50%, 06/25/36		10	7,218
Series 2006-OA14, Class 1A1, 3.23%, 11/25/46(d)		82	65,830
Series 2006-OA16, Class A4C, 0.52%, 10/25/46(d)		142	95,933
Series 2006-OA8, Class 1A1, 0.37%, 07/25/46(d)		12	10,450
Series 2006-OC10, Class 2A3, 0.41%, 11/25/36(d)		55	41,551
Series 2006-OC7, Class 2A3, 0.43%, 07/25/46(d)		79	66,830

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37	USD	12	$7,709
Series 2007-OA3, Class 1A1, 0.32%, 04/25/47(d)		22	19,610
American Home Mortgage Assets Trust(d):
Series 2006-3, Class 2A11, 2.44%, 10/25/46		61	48,739
Series 2006-4, Class 1A12, 0.39%, 10/25/46		72	45,496
Series 2006-5, Class A1, 2.42%, 11/25/46		122	51,921
Series 2007-1, Class A1, 2.20%, 02/25/47		63	33,843
APS Resecuritization Trust(b)(d):
Series 2016-1, Class 1MZ, 4.23%, 07/31/57		252	87,459
Series 2016-3, Class 3A, 3.03%, 09/27/46		172	169,771
Series 2016-3, Class 4A, 2.78%, 04/27/47		30	29,725
Banc of America Funding Trust, Series 2016- R2, Class 1A1, 4.70%, 05/01/33(b)(d)		82	77,417
Bear Stearns Mortgage Funding Trust(d):
Series 2006-SL1, Class A1, 0.46%, 08/25/36		45	44,056
Series 2007-AR2, Class A1, 0.35%, 03/25/37		117	101,584
Series 2007-AR3, Class 1A1, 0.32%, 03/25/37		16	14,709
Series 2007-AR4, Class 1A1, 0.38%, 09/25/47		53	47,973
Series 2007-AR4, Class 2A1, 0.39%, 06/25/37		17	15,563
Chase Mortgage Finance Trust, Series 2007- S6, Class 1A1, 6.00%, 12/25/37		841	573,776
CHL Mortgage Pass-Through Trust:
Series 2006-OA4, Class A1, 2.46%, 04/25/46(d)		149	63,425
Series 2006-OA5, Class 3A1, 0.38%, 04/25/46(d)		24	21,586
Series 2007-15, Class 2A2, 6.50%, 09/25/37		217	136,084
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		61	53,875
Series 2008-2, Class 1A1, 6.50%, 06/25/38		87	75,474
Credit Suisse Mortgage Capital Certificates, Series 2009-12R, Class 3A1, 6.50%, 10/27/37(b)		281	153,612
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, 1.53%, 11/25/35(d)		45	9,187
CSMC Trust(b)(d):
Series 2009-5R, Class 4A4, 3.21%, 06/25/36		65	53,846
Series 2014-11R, Class 16A1, 3.83%, 09/27/47		30	29,859
Series 2019-JR1, Class A1, 4.10%, 09/27/66		1,303	1,307,273
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA4, Class A2A, 0.35%, 08/25/47(d)		137	90,217
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB3, Class A8, 6.36%, 07/25/36(d)		11	10,114
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 3.50%, 03/25/36(d)		25	23,591
GSMPS Mortgage Loan Trust(b)(d):
Series 2005-RP1, Class 1AF, 0.53%, 01/25/35		45	39,781
Series 2005-RP2, Class 1AF, 0.53%, 03/25/35		53	47,394
Series 2006-RP1, Class 1AF1, 0.53%, 01/25/36		41	32,886
GSR Mortgage Loan Trust, Series 2007-1F, Class 2A4, 5.50%, 01/25/37		9	10,450

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
HarborView Mortgage Loan Trust, Series 2007- 4, Class 2A2, 0.44%, 07/19/47(d)	USD	153	$126,635
IndyMac INDX Mortgage Loan Trust(d):
Series 2007-AR19, Class 3A1, 3.54%, 09/25/37		79	52,591
Series 2007-FLX5, Class 2A2, 0.42%, 08/25/37		141	116,181
Lehman XS Trust, Series 2007-20N, Class A1, 1.33%, 12/25/37(d)		28	25,185
LSTAR Securities Investment Trust, Series 2019-1, Class A1, 1.87%, 03/01/24(b)(d)		125	125,834
MASTR Resecuritization Trust, Series 2008-3, Class A1, 0.58%, 08/25/37(b)(d)		24	12,326
MCM Trust(b):
Series 2018-NPL1, Class A, 4.00%, 05/28/58		42	42,101
Series 2018-NPL2, Class A, 4.00%, 10/25/28(c)(e)		324	291,608
Series 2018-NPL2, Class B, 0.00%, 10/25/28		746	222,551
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, 0.39%, 04/25/37(d)		194	169,636
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.51%, 04/16/36(b)(d)		375	323,640
New Residential Mortgage Loan Trust, Series 2019-2A, Class A1, 4.25%, 12/25/57(b)(d)		85	90,543
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2007-2, Class A4, 0.60%, 06/25/37(d)		15	12,046
RALI Trust, Series 2007-QH9, Class A1, 2.85%, 11/25/37(d)		34	29,707
Reperforming Loan REMIC Trust, Series 2005-R3, Class AF, 0.58%, 09/25/35(b)(d)		5	4,659
Seasoned Credit Risk Transfer Trust, Series 2018-1, Class BX, 1.59%, 05/25/57(d)		19	8,711
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 4A, 3.69%, 04/25/36(d)		64	48,438
Structured Asset Mortgage Investments II Trust(d):
Series 2006-AR4, Class 3A1, 0.37%, 06/25/36		77	66,791
Series 2006-AR5, Class 2A1, 0.39%, 05/25/46		56	46,818
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		84	82,636
Series 2006-4, Class 3A1, 6.50%, 05/25/36(e)		39	36,186

			5,977,587

Commercial Mortgage-Backed Securities — 1.7%
245 Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(b)(d)		200	187,329
280 Park Avenue Mortgage Trust(b)(d):
Series 2017-280P, Class D, 1.72%, 09/15/34		100	96,546
Series 2017-280P, Class E, 2.30%, 09/15/34		150	141,771
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29(b)(d)		100	100,240
Ashford Hospitality Trust, Series 2018-ASHF, Class D, 2.28%, 04/15/35(b)(d)		19	16,572
BAMLL Commercial Mortgage Securities Trust(b)(d):
Series 2015-200P, Class F, 3.72%, 04/14/33		300	289,079
Series 2016-ISQ, Class E, 3.73%, 08/14/34		200	173,162

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2017-SCH, Class CL, 1.68%, 11/15/32	USD	100	$85,140
Series 2017-SCH, Class DL, 2.18%, 11/15/32		100	81,271
Series 2018-DSNY, Class D, 1.88%, 09/15/34		650	574,857
Bancorp Commercial Mortgage Trust (The), Series 2018-CR3, Class A, 1.03%, 01/15/33(b)(d)		8	8,016
Bayview Commercial Asset Trust(b)(d):
Series 2005-4A, Class A1, 0.48%, 01/25/36		43	39,981
Series 2005-4A, Class M1, 0.63%, 01/25/36		31	28,652
Series 2006-1A, Class A2, 0.54%, 04/25/36		10	9,084
Series 2006-3A, Class A1, 0.43%, 10/25/36		18	16,000
Series 2006-3A, Class A2, 0.48%, 10/25/36		15	13,167
Series 2007-2A, Class A1, 0.45%, 07/25/37		29	25,978
Series 2007-4A, Class A1, 0.63%, 09/25/37		150	134,252
BBCMS Mortgage Trust, Series 2018-TALL, Class A, 0.91%, 03/15/37(b)(d)		35	33,275
BBCMS Trust, Series 2015-SRCH, Class A1, 3.31%, 08/10/35(b)		100	104,658
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM, 5.51%, 01/12/45(d)		29	26,407
Benchmark Mortgage Trust, Series 2019-B10, Class 3CCA, 4.03%, 03/15/62(b)(d)		148	148,638
BHMS, Series 2018-ATLS, Class A, 1.43%, 07/15/35(b)(d)		140	132,640
BWAY Mortgage Trust(b):
Series 2013-1515, Class A2, 3.45%, 03/10/33		150	160,685
Series 2013-1515, Class C, 3.45%, 03/10/33		105	105,920
BX Commercial Mortgage Trust, Series 2018- IND, Class H, 3.18%, 11/15/35(b)(d)		371	359,923
BXP Trust(b)(d):
Series 2017-CC, Class D, 3.67%, 08/13/37		60	56,839
Series 2017-CC, Class E, 3.67%, 08/13/37		110	81,230
Series 2017-GM, Class D, 3.54%, 06/13/39		200	207,109
Series 2017-GM, Class E, 3.54%, 06/13/39		50	46,419
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class D, 1.93%, 12/15/37(b)(d)		218	210,355
CD Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		18	18,743
Series 2017-CD3, Class A4, 3.63%, 02/10/50		30	33,416
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.87%, 01/10/48		10	11,153
CFK Trust, Series 2019-FAX, Class D, 4.64%, 01/15/39(b)(d)		126	129,389
CGDBB Commercial Mortgage Trust(b)(d):
Series 2017-BIOC, Class D, 1.78%, 07/15/32		100	99,073
Series 2017-BIOC, Class E, 2.33%, 07/15/32		247	240,710
Citigroup Commercial Mortgage Trust(d):
Series 2016-GC37, Class C, 5.08%, 04/10/49		20	18,592
Series 2016-P3, Class C, 5.05%, 04/15/49		10	9,239
Commercial Mortgage Trust:
Series 2005-C6, Class F, 5.92%, 06/10/44(b)(d)		71	70,794
Series 2014-CR14, Class A4, 4.24%, 02/10/47(d)		30	32,563
Series 2014-CR19, Class A5, 3.80%, 08/10/47		50	54,448

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2014-LC15, Class A4, 4.01%, 04/10/47	USD	50	$54,255
Series 2014-UBS4, Class C, 4.80%, 08/10/47(d)		30	28,091
Series 2015-CR25, Class A4, 3.76%, 08/10/48		100	109,693
Series 2015-LC21, Class C, 4.48%, 07/10/48(d)		150	136,655
Series 2016-667M, Class D, 3.28%, 10/10/36(b)(d)		100	93,842
CSAIL Commercial Mortgage Trust, Series 2015-C2, Class A4, 3.50%, 06/15/57		50	54,047
CSMC Trust(b):
Series 2017-PFHP, Class A, 1.13%, 12/15/30(d)		60	56,708
Series 2017-TIME, Class A, 3.65%, 11/13/39		100	96,381
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(b)(d)		100	71,791
DBUBS Mortgage Trust(b):
Series 2017-BRBK, Class A, 3.45%, 10/10/34		140	150,129
Series 2017-BRBK, Class E, 3.65%, 10/10/34(d)		310	304,650
Series 2017-BRBK, Class F, 3.65%, 10/10/34(d)		80	77,106
Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 09/10/35(b)(d) .		100	108,200
Exantas Capital Corp. Ltd.(b)(d):
Series 2018-RSO6, Class A, 1.02%, 06/15/35		9	9,214
Series 2019-RSO7, Class AS, 1.69%, 04/15/36		160	154,546
GPMT Ltd., Series 2018-FL1, Class A, 1.09%, 11/21/35(b)(d)		26	25,823
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 06/10/28(b)(d)		330	318,055
GS Mortgage Securities Corp. II, Series 2005- ROCK, Class A, 5.37%, 05/03/32(b)		100	113,645
GS Mortgage Securities Corp. Trust(b):
Series 2017-500K, Class D, 1.55%, 07/15/32(d)		10	9,775
Series 2017-500K, Class E, 1.75%, 07/15/32(d)		20	19,424
Series 2017-500K, Class F, 2.15%, 07/15/32(d)		110	106,420
Series 2017-GPTX, Class A, 2.86%, 05/10/34		100	98,484
GS Mortgage Securities Trust:
Series 2015-GC32, Class C, 4.57%, 07/10/48(d)		10	9,122
Series 2017-GS7, Class D, 3.00%, 08/10/50(b)		20	14,485
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31(b)		110	105,661
IMT Trust(b):
Series 2017-APTS, Class AFX, 3.48%, 06/15/34		100	105,844
Series 2017-APTS, Class EFX, 3.61%, 06/15/34(d)		100	87,576
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class A5, 3.77%, 08/15/47		50	54,212
Series 2015-C33, Class D1, 4.27%, 12/15/48(b)(d)		100	75,108
JPMCC Commercial Mortgage Securities Trust:
Series 2017-JP5, Class D, 4.78%, 03/15/50(b)(c)(d)		100	69,290

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
Series 2017-JP7, Class B, 4.05%, 09/15/50	USD	10	$10,105
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2012-CBX, Class A4FL, 1.49%, 06/15/45(b)(d)		94	94,097
Series 2014-C20, Class A5, 3.80%, 07/15/47		70	75,578
Series 2015-JP1, Class D, 4.39%, 01/15/49(d)		50	37,642
Series 2015-UES, Class D, 3.74%, 09/05/32(b)(d)		130	128,679
Series 2015-UES, Class E, 3.74%, 09/05/32(b)(d)		100	98,477
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 0.43%, 03/25/37(b)(d)		29	26,843
LSTAR Commercial Mortgage Trust, Series 2015-3, Class AS, 3.36%, 04/20/48(b)(d)		69	69,756
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		140	150,763
Series 2015-C26, Class D, 3.06%, 10/15/48(b)(c)		26	19,313
Morgan Stanley Capital I Trust:
Series 2007-T27, Class AJ, 6.21%, 06/11/42(d)		62	62,464
Series 2015-MS1, Class D, 4.17%, 05/15/48(b)(d)		100	76,316
Series 2017-CLS, Class F, 2.78%, 11/15/34(b)(d)		211	204,411
Series 2017-H1, Class D, 2.55%, 06/15/50(b)		140	90,867
Series 2019-AGLN, Class D, 1.93%, 03/15/34(b)(d)		150	129,167
Series 2019-AGLN, Class F, 2.78%, 03/15/34(b)(d)		150	118,059
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class MCR1, 2.53%, 06/15/35(b)(d)		85	79,316
Olympic Tower Mortgage Trust, Series 2017- OT, Class E, 4.08%, 05/10/39(b)(d)		190	162,902
PFP Ltd.(b)(d):
Series 2019-5, Class A, 1.17%, 04/14/36		63	60,783
Series 2019-5, Class AS, 1.62%, 04/14/36		40	38,520
Prima Capital CRE Securitization Ltd., Series 2015-4A, Class C, 4.00%, 08/24/49(b)(c)		100	102,360
USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(b)(d)		50	41,718
Velocity Commercial Capital Loan Trust(d):
Series 2016-2, Class M4, 7.23%, 10/25/46		100	101,070
Series 2017-2, Class M3, 4.24%, 11/25/47(b)		135	121,888
Series 2017-2, Class M4, 5.00%, 11/25/47(b)		68	56,959
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 02/15/48		20	17,765
Series 2015-C31, Class A4, 3.70%, 11/15/48		50	54,221
Series 2015-NXS2, Class A5, 3.77%, 07/15/58(d)		110	118,891
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		20	22,131
Series 2015-P2, Class A4, 3.81%, 12/15/48		70	78,004
Series 2015-P2, Class D, 3.24%, 12/15/48(b)		78	55,315
Series 2017-C39, Class D, 4.50%, 09/15/50(b)(d)		83	58,344
Series 2017-C41, Class D, 2.60%, 11/15/50(b)(d)		60	38,460
Series 2017-HSDB, Class A, 1.03%, 12/13/31(b)(d)		151	143,037
Series 2018-C44, Class A5, 4.21%, 05/15/51		770	898,431

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class A5, 3.68%, 08/15/47	USD	60	$64,754

			10,838,953

Interest Only Collateralized Mortgage Obligations — 0.0%
Banc of America Funding Trust, Series 2014- R2, Class 1C, 0.00%, 11/26/36(b)(d)		141	30,790

Interest Only Commercial Mortgage-Backed Securities — 0.2%(d)
BAMLL Commercial Mortgage Securities Trust, Series 2016-SS1, Class XA, 0.70%, 12/15/35(b)		15,000	431,550
Banc of America Commercial Mortgage Trust, Series 2017-BNK3, Class XB, 0.78%, 02/15/50		1,000	36,960
BBCMS Trust, Series 2015-SRCH, Class XA, 1.12%, 08/10/35(b)		1,030	54,075
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36(b)		3,475	85,658
Benchmark Mortgage Trust:
Series 2018-B8, Class XA, 0.83%, 01/15/52		4,986	224,779
Series 2019-B9, Class XA, 1.21%, 03/15/52		1,046	73,323
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XB, 0.89%, 05/10/58		170	6,696
Commercial Mortgage Trust:
Series 2015-3BP, Class XA, 0.17%, 02/10/35(b)		1,916	8,335
Series 2015-CR25, Class XA, 0.99%, 08/10/48		196	6,678
CSAIL Commercial Mortgage Trust, Series 2017-CX10, Class XB, 0.22%, 11/15/50		1,430	20,789
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 0.99%, 09/15/47		1,149	32,721
Series 2014-C23, Class XA, 0.78%, 09/15/47		1,190	25,077
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49(b)		1,800	70,760
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 08/15/49(b)		900	34,710
Morgan Stanley Bank of America Merrill Lynch Trust(b):
Series 2014-C19, Class XF, 1.35%, 12/15/47		130	6,027
Series 2015-C26, Class XD, 1.49%, 10/15/48		120	7,749
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class XD, 1.76%, 03/15/49(b)		1,000	81,480
Series 2017-H1, Class XD, 2.36%, 06/15/50(b)		110	13,443
Series 2019-L2, Class XA, 1.19%, 03/15/52		385	27,068
One Market Plaza Trust(b):
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32		1,880	4,531
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32(c)		376	4
Wells Fargo Commercial Mortgage Trust, Series 2016-BNK1, Class XD, 1.40%, 08/15/49(b)		1,000	63,990

			1,316,403

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class B, 0.00%, 07/25/56(b)(i)	USD	116	$12,195

Total Non-Agency Mortgage-Backed Securities — 2.8% (Cost: $18,864,464)			18,175,928

	Beneficial Interest (000)

Other Interests — 0.0%(n)

Capital Markets — 0.0%(c)(g)(h)
Lehman Brothers Holdings Capital Trust VII		185	—
Lehman Brothers Holdings, Inc.		1,025	—

Total Other Interests — 0.0%			—

		Par (000)

Capital Trusts — 0.2%

Capital Markets — 0.1%(f)(j)
Bank of New York Mellon Corp. (The), Series F, 4.62%		310	305,164
State Street Corp.:
Series F, 5.25%		205	195,683
Series H, 5.63%		335	324,112

			824,959

Entertainment — 0.1%
NBCUniversal Enterprise, Inc., 5.25%(b)(f)		620	621,550

Total Capital Trusts — 0.2% (Cost: $1,475,154)			1,446,509

U.S. Government Sponsored Agency Securities — 42.5%

Collateralized Mortgage Obligations — 0.0%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Variable Rate Notes, Series 2017-DNA3, Class B1, (LIBOR USD 1 Month + 4.45%), 4.63%, 03/25/30(a)		250	247,679

Commercial Mortgage-Backed Securities — 0.1%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Variable Rate Notes, Series KL4F, Class A2AS, 3.68%, 10/25/25(d)		71	81,107
Federal Home Loan Mortgage Corp. Variable Rate Notes(d):
Series 2017-K64, Class B, 4.12%, 05/25/50(b)(c)		20	21,848
Series 2018-K732, Class B, 4.19%, 05/25/25(b)		80	86,539
Series 2018-SB52, Class A10F, 3.48%, 06/25/28		75	80,215
Series 2018-SB53, Class A10F, 3.66%, 06/25/28		45	49,687
Government National Mortgage Association:
Series 2015-97, Class VA, 2.25%, 12/16/38		31	32,233
Series 2016-158, Class VA, 2.00%, 03/16/35		83	84,660

			436,289

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Government National Mortgage Association Variable Rate Notes:
Series 2013-63, 0.80%, 09/16/51(d)		533	22,359
Series 2013-191, 0.72%, 11/16/53(d)		94	2,510
Series 2015-48, 0.66%, 02/16/50(d)		180	6,713
Series 2015-173, 0.82%, 09/16/55(d)		187	9,516

Security		Par (000)	Value

Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2016-26, 0.90%, 02/16/58(d)	USD	528	$28,279
Series 2016-67, 1.06%, 07/16/57(d)		101	6,163
Series 2016-110, 0.99%, 05/16/58(d)		171	10,602
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.15%, 02/16/58(a)		230	17,416
Series 2016-125, 0.99%, 12/16/57(d)		247	15,295
Series 2016-128, 0.95%, 09/16/56(d)		143	9,402
Series 2016-152, 0.87%, 08/15/58(d)		482	29,591
Series 2016-162, 0.97%, 09/16/58(d)		117	8,151

			165,997

Mortgage-Backed Securities — 42.4%
Federal Home Loan Mortgage Corp.:
2.50%, 01/01/29 - 04/01/31		533	566,630
3.00%, 09/01/27 - 12/01/46		2,763	2,986,346
3.50%, 09/01/30 - 01/01/48		3,920	4,266,138
4.00%, 08/01/40 - 02/01/47		973	1,067,421
4.50%, 02/01/39 - 04/01/49		5,793	6,449,581
5.00%, 10/01/41 - 11/01/41		141	160,688
5.50%, 02/01/35 - 06/01/41		169	194,235
Federal National Mortgage Association:
4.00%, 01/01/41		22	23,544
6.00%, 07/01/39		136	156,761
Government National Mortgage Association:
2.50%, 07/15/50(o)		2,619	2,756,907
3.00%, 02/15/45 - 12/20/46		7,108	7,565,122
3.00%, 07/15/50(o)		8,488	8,992,440
3.50%, 01/15/42 - 11/20/46		11,817	12,668,249
3.50%, 07/15/50 - 08/15/50(o)		4,177	4,406,972
4.00%, 04/20/39 - 12/20/47		1,787	1,935,220
4.00%, 07/15/50(o)		7,473	7,922,164
4.50%, 12/20/39 - 04/20/50		4,565	4,908,410
4.50%, 07/15/50(o)		3	3,204
5.00%, 12/15/38 - 07/20/44		153	173,973
5.00%, 07/15/50(o)		1,436	1,559,631
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		511	531,321
2.00%, 09/25/35 - 08/25/50(o)		7,686	7,871,068
2.50%, 09/01/27 - 02/01/33		2,724	2,890,534
2.50%, 07/25/35 - 08/25/50(o)		71,688	74,683,622
3.00%, 04/01/28 - 05/01/50		11,289	12,110,912
3.00%, 07/25/35 - 08/25/50(o)		27,197	28,615,647
3.50%, 03/01/29 - 04/01/50		10,806	11,785,514
3.50%, 07/25/35(o)		673	707,097
4.00%, 08/01/31 - 03/01/50		8,510	9,361,337
4.00%, 07/25/50(o)		11,480	12,165,437
4.50%, 02/01/25 - 05/01/49		19,232	21,389,977
4.50%, 07/25/50(o)		18,697	20,089,049
5.00%, 02/01/35 - 06/01/45		964	1,104,194
5.00%, 07/25/50(o)		1,077	1,176,959
5.50%, 02/01/35 - 03/01/40		497	567,532
5.50%, 07/25/50(o)		987	1,086,025
6.00%, 04/01/35 - 06/01/41		278	323,905
6.00%, 07/25/50(o)		172	191,460
6.50%, 05/01/40		112	129,274

			275,544,500

Total U.S. Government Sponsored Agency Securities — 42.5% (Cost: $271,079,787)			276,394,465

U.S. Treasury Obligations — 8.9%
U.S. Treasury Bonds:
4.25%, 05/15/39		97	149,869
4.50%, 08/15/39		146	232,534
4.38%, 11/15/39		146	229,574
3.13%, 02/15/43		528	715,894

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund (Percentages shown are based on Net Assets)

Security		Par (000)	Value

U.S. Treasury Obligations (continued)
2.88%, 05/15/43 - 05/15/49	USD	1,138	$1,503,386
3.63%, 08/15/43		528	771,210
3.75%, 11/15/43		528	785,792
3.00%, 02/15/48		423	579,064
2.25%, 08/15/49		1,937	2,329,469
2.38%, 11/15/49		2,431	3,002,665
2.00%, 02/15/50		73	83,602
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24		9,990	10,498,956
0.13%, 10/15/24 - 04/15/25		10,632	11,136,120
0.25%, 01/15/25		2,104	2,213,711
U.S. Treasury Notes:
2.00%, 07/31/20 - 02/15/25		3,324	3,429,414
2.50%, 12/31/20		1,535	1,552,509
1.13%, 07/31/21		2,304	2,327,760
1.75%, 07/31/21 - 07/31/24		5,176	5,376,629
1.50%, 01/31/22 - 08/15/26		3,520	3,659,380
2.13%, 12/31/22 - 05/15/25		3,182	3,411,199
2.75%, 05/31/23		1,029	1,105,853
2.25%, 08/15/27		1,029	1,155,736
2.88%, 08/15/28		309	365,948
3.13%, 11/15/28		309	373,588
1.63%, 08/15/29		775	845,628

Total U.S. Treasury Obligations — 8.9% (Cost: $54,023,138)			57,835,490

Total Long-Term Investments — 111.4% (Cost: $706,339,127)			724,834,383

Security	Shares	Value

Short-Term Securities — 12.4%(p)
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%*	80,730,410	$80,730,410
JPMorgan U.S. Treasury Plus Money Market Fund, Agency Class, 0.05%	12,832	12,832

Total Short-Term Securities — 12.4% (Cost: $80,743,242)		80,743,242

Total Options Purchased — 0.0% (Cost: $213,938)		246,560

Total Investments Before Options Written and TBA Sale Commitments — 123.8% (Cost: $787,296,307)		805,824,185

Total Options Written — (0.0)% (Premium Received — $71,063)		(113,879)

	Par (000)

TBA Sale Commitments — (9.3)%(o)

Mortgage-Backed Securities — (9.3)%
Government National Mortgage Association:
3.50%, 07/15/50	1,772	(1,870,229)
4.50%, 07/15/50	240	(259,027)
Uniform Mortgage-Backed Securities:
3.00%, 07/25/35 - 07/25/50	6,708	(7,064,690)
3.50%, 07/25/35 - 08/25/50	17,474	(18,375,830)
4.00%, 07/25/35	336	(355,406)
2.50%, 08/25/35 - 08/25/50	28,551	(29,767,261)
2.00%, 07/25/50	3,105	(3,177,531)

Total TBA Sale Commitments — (9.3)% (Proceeds: $60,737,854)		(60,869,974)

Total Investments Net of Options Written and TBA Sale Commitments — 114.5% (Cost: $726,487,390)		744,840,332

Liabilities in Excess of Other Assets — (14.5)%		(94,206,874)

Net Assets — 100.0%		$650,633,458

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(f)	Perpetual security with no stated maturity date.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Non-income producing security.
(i)	Zero-coupon bond.
(j)	Variable rate security. Rate shown is the rate in effect as of period end.
(k)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(l)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(m)	When-issued security.
(n)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(o)	Represents or includes a TBA transaction.
(p)	Annualized 7-day yield as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	4,269,478	76,460,932	—	80,730,410	$80,730,410	$103,748	$—	$—
BlackRock Allocation Target Shares-BATS Series A	2,726,552	1,490,052	—	4,216,604	41,027,557	647,426	—	(1,184,294)

					$121,757,967	$751,174	$—	$(1,184,294)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	49	09/08/20	$7,921	$128,484
U.S. Treasury 10 Year Ultra Note	10	09/21/20	1,575	12,028
U.S. Treasury Long Bond	49	09/21/20	8,750	69,690
U.S. Treasury Ultra Bond	155	09/21/20	33,814	194,800
U.S. Treasury 2 Year Note	199	09/30/20	43,945	9,151
U.S. Treasury 5 Year Note	161	09/30/20	20,244	21,136

				435,289

Short Contracts
Euro-Bund	35	09/08/20	6,941	(85,037)
Euro-Buxl	15	09/08/20	3,707	(109,850)
Canada 10 Year Bond	35	09/21/20	3,966	2,006
U.S. Treasury 10 Year Note	129	09/21/20	17,953	(48,381)
Long Gilt	20	09/28/20	3,411	(18,048)

				(259,310)

				$175,979

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	195,335,400	USD	158,000	Deutsche Bank AG	07/02/20	$4,394
USD	215,000	BRL	1,142,639	Bank of America NA	07/02/20	4,883
USD	126,000	BRL	675,280	BNP Paribas SA	07/02/20	1,824
USD	413,700	BRL	2,058,291	Citibank NA	07/02/20	35,205
USD	159,000	BRL	791,820	Deutsche Bank AG	07/02/20	13,394
USD	80,000	BRL	425,022	JPMorgan Chase Bank NA	07/02/20	1,844
AUD	140,000	USD	96,243	Standard Chartered Bank	07/06/20	373
EUR	4,345,000	USD	4,878,955	State Street Bank and Trust Co.	07/06/20	3,050
USD	200,806	EUR	178,000	Bank of America NA	07/06/20	807
USD	119,707	EUR	105,000	BNP Paribas SA	07/06/20	1,730
USD	483,739	MXN	10,973,000	Citibank NA	07/06/20	6,571
AUD	268,000	USD	184,237	Deutsche Bank AG	07/15/20	725
USD	126,000	CLP	100,044,000	JPMorgan Chase Bank NA	07/15/20	4,164
USD	194,000	COP	724,493,000	JPMorgan Chase Bank NA	07/15/20	1,436
USD	125,798	IDR	1,814,000,000	Goldman Sachs International	07/15/20	1,083
USD	129,000	MXN	2,956,391	HSBC Bank plc	07/15/20	602
USD	345,000	RUB	24,116,535	BNP Paribas SA	07/15/20	6,710
USD	33,000	RUB	2,305,380	Citibank NA	07/15/20	662
USD	462,000	ZAR	7,987,612	Bank of America NA	07/15/20	2,375
USD	2,254,335	ZAR	38,757,204	JPMorgan Chase Bank NA	07/15/20	24,160
CLP	108,537,000	USD	132,000	Bank of America NA	07/20/20	190
USD	152,235	COP	570,043,000	JPMorgan Chase Bank NA	07/27/20	884
USD	159,000	BRL	863,307	Citibank NA	08/04/20	523
USD	270,000	COP	976,714,800	Citibank NA	08/10/20	10,994
USD	261,203	COP	957,921,925	Barclays Bank plc	09/16/20	7,936
USD	414,871	EUR	366,148	Natwest Markets plc	09/16/20	2,797
USD	476,876	IDR	6,819,321,551	Barclays Bank plc	09/16/20	14,294
USD	63,519	RUB	4,518,000	Barclays Bank plc	09/16/20	594
USD	67,047	RUB	4,752,295	Credit Suisse International	09/16/20	859
USD	100,084	RUB	7,118,291	HSBC Bank plc	09/16/20	943
USD	1,807,860	RUB	125,962,877	JPMorgan Chase Bank NA	09/16/20	53,499
USD	70,044	RUB	4,974,670	Morgan Stanley & Co. International plc	09/16/20	758

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	171,852	MXN	3,767,485	Barclays Bank plc	09/23/20	$9,752

						220,015

BRL	416,422	USD	77,700	BNP Paribas SA	07/02/20	(1,125)
BRL	1,875,316	USD	348,000	Citibank NA	07/02/20	(3,153)
BRL	1,312,233	USD	252,000	Deutsche Bank AG	07/02/20	(10,697)
BRL	1,680,553	USD	316,000	JPMorgan Chase Bank NA	07/02/20	(6,967)
USD	158,000	KRW	192,159,600	JPMorgan Chase Bank NA	07/02/20	(1,754)
USD	92,885	AUD	140,000	JPMorgan Chase Bank NA	07/06/20	(3,731)
USD	536,588	CAD	732,000	Citibank NA	07/06/20	(2,606)
USD	168,770	EUR	153,000	ANZ Banking Group Ltd.	07/06/20	(3,140)
USD	1,130,275	EUR	1,007,000	HSBC Bank plc	07/06/20	(1,182)
USD	49,864	EUR	44,528	Morgan Stanley & Co. International plc	07/06/20	(168)
USD	41,220	EUR	37,000	State Street Bank and Trust Co.	07/06/20	(353)
USD	410,408	EUR	370,000	Toronto Dominion Bank	07/06/20	(5,320)
USD	2,727,078	EUR	2,450,000	UBS AG	07/06/20	(25,721)
USD	194,000	KRW	233,548,840	BNP Paribas SA	07/06/20	(446)
CLP	145,152,000	USD	189,000	Citibank NA	07/15/20	(12,230)
CLP	209,818,500	USD	258,000	Deutsche Bank AG	07/15/20	(2,478)
COP	482,460,000	USD	129,000	JPMorgan Chase Bank NA	07/15/20	(766)
EUR	456,000	USD	514,110	JPMorgan Chase Bank NA	07/15/20	(1,646)
JPY	30,575,286	AUD	415,000	JPMorgan Chase Bank NA	07/15/20	(3,200)
JPY	17,052,180	USD	159,000	Citibank NA	07/15/20	(1,048)
MXN	749,084	USD	33,000	Barclays Bank plc	07/15/20	(467)
MXN	5,864,657	USD	258,500	Citibank NA	07/15/20	(3,794)
MXN	2,138,401	USD	96,500	Deutsche Bank AG	07/15/20	(3,628)
MXN	28,873,974	USD	1,295,500	JPMorgan Chase Bank NA	07/15/20	(41,486)
MXN	10,219,359	USD	459,000	Morgan Stanley & Co. International plc	07/15/20	(15,167)
RUB	100,225,147	USD	1,437,000	JPMorgan Chase Bank NA	07/15/20	(31,111)
USD	1,100,498	IDR	16,081,032,612	JPMorgan Chase Bank NA	07/15/20	(5,090)
USD	152,000	KRW	184,086,470	BNP Paribas SA	07/15/20	(1,450)
USD	40,000	KRW	48,464,000	JPMorgan Chase Bank NA	07/15/20	(398)
USD	62,000	MXN	1,429,288	Deutsche Bank AG	07/15/20	(75)
ZAR	4,373,720	USD	258,000	Citibank NA	07/15/20	(6,326)
USD	478,000	TRY	3,308,955	Citibank NA	07/17/20	(3,126)
USD	132,000	CLP	108,537,000	Citibank NA	07/20/20	(190)
KZT	9,731,250	USD	25,000	Goldman Sachs International	07/24/20	(1,184)
KZT	9,407,145	USD	24,090	Natwest Markets plc	07/24/20	(1,068)
USD	99,413	COP	378,862,000	JPMorgan Chase Bank NA	07/27/20	(1,178)
USD	65,000	BRL	355,985	Citibank NA	08/04/20	(348)
USD	96,252	AUD	140,000	Standard Chartered Bank	08/05/20	(381)
USD	4,882,136	EUR	4,345,000	State Street Bank and Trust Co.	08/05/20	(3,289)
USD	108,000	COP	409,428,000	Natwest Markets plc	08/10/20	(572)
USD	876,683	CNY	6,235,000	Standard Chartered Bank	09/16/20	(1,397)
USD	111,922	EUR	99,463	UBS AG	11/27/20	(231)

						(209,687)

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	One-Touch	Bank of America NA	09/10/20	CLP	820.00	CLP	820.00	USD	20	$9,346

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

OTC Barrier Options Purchased (continued)

Description	Type of Option	Counterparty	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Put
USD Currency	Down and Out	Goldman Sachs International	07/15/20	MXN	22.25	MXN	21.30	USD	321	$544

										$9,890

OTC Currency Options Purchased

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Bank of America NA	07/15/20	CLP	830.00	USD	314	$2,893
USD Currency	Citibank NA	07/23/20	ZAR	18.00	USD	252	1,574
USD Currency	Citibank NA	07/23/20	ZAR	17.25	USD	252	5,278
USD Currency	Deutsche Bank AG	07/23/20	ZAR	19.00	USD	252	369
EUR Currency	Bank of America NA	07/30/20	USD	1.13	EUR	460	2,625
USD Currency	Bank of America NA	08/07/20	TRY	7.00	USD	226	2,465
USD Currency	JPMorgan Chase Bank NA	11/03/20	TWD	30.00	USD	470	1,496

							16,700

Put
USD Currency	Bank of America NA	07/02/20	BRL	5.00	USD	378	3
USD Currency	Bank of America NA	07/02/20	KRW	1,220.00	USD	441	7,417
USD Currency	Citibank NA	07/02/20	RUB	78.00	USD	1,295	122,729
USD Currency	Bank of America NA	07/09/20	KRW	1,170.00	USD	630	133
USD Currency	JPMorgan Chase Bank NA	07/16/20	KRW	1,200.00	USD	514	3,447
USD Currency	Morgan Stanley & Co. International plc	07/20/20	BRL	5.20	USD	258	2,420
USD Currency	Standard Chartered Bank	07/21/20	JPY	106.00	USD	646	758
USD Currency	HSBC Bank plc	07/27/20	MXN	22.60	USD	388	4,355
USD Currency	Bank of America NA	08/05/20	ZAR	16.90	USD	507	4,066
USD Currency	Bank of America NA	08/06/20	MXN	24.00	USD	251	12,551
USD Currency	Bank of America NA	10/09/20	MXN	23.80	USD	314	15,224

							173,103

							$189,803

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund
Description	Rate	Frequency	Rate	Frequency	Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Put
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/03/20	1.05%	USD	4,210	$23,401
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/16/20	1.05	USD	1,570	9,615
10-Year Interest Rate Swap(a)	1.00%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	12/17/20	1.00	USD	1,927	13,851

										$46,867

(a)	Forward settling swaption.

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

OTC Currency Options Written

Description	Counterparty	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	BNP Paribas SA	07/02/20	BRL	5.35	USD	316	$(6,262)
USD Currency	Bank of America NA	07/02/20	KRW	1,240.00	USD	441	(1)
AUD Currency	JPMorgan Chase Bank NA	07/09/20	JPY	71.00	AUD	194	(6,306)
USD Currency	Bank of America NA	07/09/20	MXN	25.00	USD	94	(62)
USD Currency	Bank of America NA	07/15/20	CLP	855.00	USD	314	(1,034)
USD Currency	Citibank NA	07/23/20	ZAR	19.00	USD	252	(369)
USD Currency	Citibank NA	07/23/20	ZAR	18.00	USD	505	(3,154)
USD Currency	HSBC Bank plc	07/27/20	MXN	24.00	USD	388	(3,289)
EUR Currency	Bank of America NA	07/30/20	USD	1.15	EUR	460	(1,001)
USD Currency	Bank of America NA	08/06/20	MXN	25.50	USD	94	(352)

							(21,830)

Put
USD Currency	Citibank NA	07/02/20	RUB	75.00	USD	1,295	(68,188)
USD Currency	Bank of America NA	07/15/20	CLP	795.00	USD	314	(819)
USD Currency	JPMorgan Chase Bank NA	07/16/20	KRW	1,185.00	USD	772	(1,601)
USD Currency	Morgan Stanley & Co. International plc	07/20/20	BRL	4.95	USD	386	(815)
USD Currency	Citibank NA	07/23/20	ZAR	17.00	USD	252	(1,637)
USD Currency	Bank of America NA	08/06/20	MXN	23.00	USD	251	(5,318)
USD Currency	Bank of America NA	08/07/20	TRY	6.60	USD	226	(242)
USD Currency	JPMorgan Chase Bank NA	08/07/20	TWD	29.25	USD	251	(1,542)
USD Currency	Bank of America NA	10/09/20	MXN	22.80	USD	502	(11,887)

							(92,049)

							$ (113,879)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund
Rate	Frequency	Rate	Frequency	Effective Date	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
0.73%	Semi-Annual	3 month BA	Semi-Annual	04/05/21(a)	04/05/22	CAD	11,628	$(15,139)	$—	$(15,139)
0.77%	Semi-Annual	3 month BA	Semi-Annual	04/07/21(a)	04/07/22	CAD	22,980	(36,200)	—	(36,200)
3 month BA	Semi-Annual	0.66%	Semi-Annual	05/13/22(a)	05/13/23	CAD	22,008	(14,624)	—	(14,624)
1 day SONIA	At Termination	0.02%	At Termination	05/26/22(a)	05/26/23	GBP	25,890	25,680	—	25,680
3 month BA	Semi-Annual	0.74%	Semi-Annual	05/26/22(a)	05/26/23	CAD	7,555	(1,024)	—	(1,024)
3 month BA	Semi-Annual	0.73%	Semi-Annual	05/30/22(a)	05/30/23	CAD	6,123	(1,104)	—	(1,104)
3 month BA	Semi-Annual	0.76%	Semi-Annual	05/30/22(a)	05/30/23	CAD	6,270	249	—	249
0.08%	At Termination	1 day Fed Funds	At Termination	05/31/22(a)	05/31/23	USD	4,462	(3,889)	—	(3,889)
0.06%	At Termination	1 day Fed Funds	At Termination	05/31/22(a)	05/31/23	USD	5,375	(3,594)	—	(3,594)
3 month BA	Semi-Annual	0.76%	Semi-Annual	06/01/22(a)	06/01/23	CAD	12,246	(10)	—	(10)
3 month BA	Semi-Annual	0.77%	Semi-Annual	06/01/22(a)	06/01/23	CAD	12,246	214	—	214
0.05%	At Termination	1 day Fed Funds	At Termination	06/02/22(a)	06/02/23	USD	4,357	(2,450)	—	(2,450)
0.04%	At Termination	1 day Fed Funds	At Termination	06/03/22(a)	06/03/23	USD	8,713	(4,080)	—	(4,080)
0.04%	At Termination	1 day Fed Funds	At Termination	06/03/22(a)	06/03/23	USD	8,713	(4,302)	—	(4,302)
0.74%	Semi-Annual	3 month BA	Semi-Annual	06/27/22(a)	06/27/23	CAD	22,095	6,545	—	6,545
3 month BA	Semi-Annual	1.09%	Semi-Annual	04/03/23(a)	04/03/24	CAD	11,628	17,234	—	17,234
3 month BA	Semi-Annual	1.22%	Semi-Annual	04/10/23(a)	04/10/24	CAD	22,980	54,944	—	54,944
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A	08/12/24	MXN	10,494	34,575	—	34,575
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A	08/13/24	MXN	9,029	30,427	—	30,427
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A	11/08/24	MXN	6,685	21,788	—	21,788
28 day MXIBTIIE	Monthly	5.20%	Monthly	N/A	05/02/25	MXN	16,540	12,338	—	12,338
3 month BA	Semi-Annual	0.75%	Semi-Annual	N/A	05/26/25	CAD	4,475	(344)	—	(344)
3 month BA	Semi-Annual	0.85%	Semi-Annual	N/A	06/04/25	CAD	2,240	7,788	(16)	7,804
3 month BA	Semi-Annual	0.85%	Semi-Annual	N/A	06/04/25	CAD	2,240	7,624	—	7,624
28 day MXIBTIIE	Monthly	6.32%	Monthly	N/A	07/17/25	MXN	1,733	5,111	—	5,111
2.91%	Semi-Annual	3 month LIBOR	Quarterly	N/A	08/23/26	USD	125	(20,499)	—	(20,499)
3.16%	Semi-Annual	3 month LIBOR	Quarterly	N/A	10/03/28	USD	152	(33,198)	—	(33,198)

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
28 day MXIBTIIE	Monthly	5.99%	Monthly	N/A		05/02/30	MXN	4,396	$5,126	$—	$5,126
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/02/30	MXN	4,396	5,740	—	5,740
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/03/30	MXN	3,930	5,071	—	5,071
28 day MXIBTIIE	Monthly	5.96%	Monthly	N/A		05/06/30	MXN	3,182	3,357	—	3,357
3 month LIBOR	Quarterly	0.64%	Semi-Annual	08/12/20	(a)	08/12/30	USD	1,627	(2,097)	—	(2,097)
3 month LIBOR	Quarterly	0.80%	Semi-Annual	12/18/20	(a)	12/18/30	USD	424	5,103	—	5,103
3 month LIBOR	Quarterly	0.75%	Semi-Annual	12/21/20	(a)	12/21/30	USD	520	3,645	—	3,645

									$110,005	$(16)	$110,021

(a)	Forward swap.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Bank of America NA	09/20/20	USD	135	$(221)	$77	$(298)
Federative Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	202	14,390	25,559	(11,169)
Federative Republic of Brazil	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	298	21,228	41,712	(20,484)
Republic of South Africa	1.00	Quarterly	Barclays Bank plc	06/20/25	USD	128	11,992	10,883	1,109
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	227	21,196	18,085	3,111
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	218	20,384	19,148	1,236
Republic of South Africa	1.00	Quarterly	Goldman Sachs International	06/20/25	USD	160	15,005	13,959	1,046
Republic of South Africa	1.00	Quarterly	Morgan Stanley & Co. International plc	06/20/25	USD	531	49,678	71,198	(21,520)
Republic of the Philippines	1.00	Quarterly	Citibank NA	06/20/25	USD	754	(12,696)	25,413	(38,109)
United Mexican States	1.00	Quarterly	Citibank NA	06/20/25	USD	497	13,432	48,826	(35,394)
CMBX.NA.9.AAA	0.50	Monthly	Credit Suisse International	09/17/58	USD	300	(1,421)	1,709	(3,130)
CMBX.NA.9.AAA	0.50	Monthly	Deutsche Bank AG	09/17/58	USD	240	(1,137)	1,383	(2,520)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	460	(2,179)	2,823	(5,002)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	180	(853)	1,028	(1,881)
CMBX.NA.9.AAA	0.50	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	200	(948)	1,139	(2,087)
CMBX.NA.9.BBB-	3.00	Monthly	Morgan Stanley & Co. International plc	09/17/58	USD	16	1,552	441	1,111
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	158	(444)	(11)	(433)
CMBX.NA.6.AAA	0.50	Monthly	Deutsche Bank AG	05/11/63	USD	371	(1,047)	(140)	(907)
CMBX.NA.6.BBB-	3.00	Monthly	JPMorgan Securities LLC	05/11/63	USD	60	9,375	2,747	6,628

							$157,286	$285,979	$(128,693)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank NA	09/20/20	NR	USD	135	$219	$(67)	$286
CMBX.NA.3.AM	0.50	Monthly	Credit Suisse International	12/13/49	NR	USD	—	—	(4)	4
CMBX.NA.9.BBB-	3.00	Monthly	Deutsche Bank AG	09/17/58	BBB-	USD	58	(5,626)	(3,335)	(2,291)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A	USD	240	(10,361)	(4,951)	(5,410)
CMBX.NA.10.A	2.00	Monthly	Deutsche Bank AG	11/17/59	A	USD	120	(5,181)	(2,522)	(2,659)
CMBX.NA.10.BBB-	3.00	Monthly	JPMorgan Securities LLC	11/17/59	BBB-	USD	20	(1,996)	(818)	(1,178)

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

OTC Credit Default Swaps — Sell Protection (continued)

Reference Obligation/Index	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.6.BBB-	3.00%	Monthly	Credit Suisse International	05/11/63	BBB-	USD	60	$(9,375)	$(2,271)	$(7,104)

								$(32,320)	$(13,968)	$(18,352)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.27%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	05/16/21	USD	470	$(13,918)	$—	$(13,918)
1 day BZDIOVER	At Termination	5.13%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	2,230	13,364	—	13,364
28 day MXIBTIIE	Monthly	6.43%	Monthly	Bank of America NA	06/06/25	MXN	541	1,706	—	1,706
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	06/09/25	MXN	271	802	—	802
28 day MXIBTIIE	Monthly	6.33%	Monthly	Citibank NA	07/17/25	MXN	864	2,556	—	2,556
28 day MXIBTIIE	Monthly	6.27%	Monthly	Bank of America NA	12/05/25	MXN	122	349	—	349

								$4,859	$—	$4,859

OTC Inflation Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
1 month USCPI	At Termination	(0.96)%	At Termination	Citibank NA	04/15/21	USD	4,685	$(30,497)	$—	$(30,497)
1 month USCPI	At Termination	(1.00)%	At Termination	Citibank NA	04/15/21	USD	4,685	(32,160)	—	(32,160)
1 month USCPI	At Termination	(1.00)%	At Termination	Citibank NA	04/15/21	USD	4,685	(32,160)	—	(32,160)
1 month USCPI	At Termination	(1.02)%	At Termination	Citibank NA	04/15/21	USD	4,685	(33,019)	—	(33,019)
0.04%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	4,685	42,449	—	42,449
0.02%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	4,685	44,424	—	44,424
0.01%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	4,685	45,143	—	45,143
0.00%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	4,685	46,220	—	46,220
1 month USCPI	At Termination	(0.05)%	At Termination	Citibank NA	04/15/22	USD	7,027	(76,062)	—	(76,062)
0.62%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/24	USD	7,027	102,912	—	102,912

								$77,250	$—	$77,250

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate (Amount)/ Reference	Frequency	Rate/Reference	Frequency
3 month LIBOR	At Termination	iBoxx USD Liquid High Yield Total Return Index	At Termination	JPMorgan Chase Bank NA	09/20/20	USD	3,220	$(4,291)	$(217)	$(4,074)
3 month LIBOR	At Termination	Markit iBoxx USD Liquid Investment Grade Index	At Termination	Barclays Bank plc	09/20/20	USD	6,470	(21,960)	(207)	(21,753)

								$(26,251)	$(424)	$(25,827)

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
1 day Fed Funds	1 day Fed Funds	0.08
1 day SONIA	Sterling Overnight Index Average	0.06
1 month USCPI	U.S. Consumer Price Index	0.10
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	5.28
3 month BA	Canadian Bankers Acceptances	0.56
3 month LIBOR	London Interbank Offered Rate	0.30

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps (a)	$—	$(16)	$252,575	$(142,554)	$—
OTC Swaps	286,130	(14,543)	314,456	(405,219)	—
Options Written	N/A	N/A	14,859	(57,675)	(113,879)

(a)	Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$437,295	$—	$437,295
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	220,015	—	—	220,015
Options purchased (b)
Investments at value — unaffiliated (c)	—	—	—	199,693	46,867	—	246,560
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	—	—	—	252,575	—	252,575
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	300,661	—	—	18,777	281,148	600,586

	$—	$300,661	$—	$419,708	$755,514	$281,148	$1,757,031

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	261,316	—	261,316
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	209,687	—	—	209,687
Options written
Options written at value	—	—	—	113,879	—	—	113,879
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	142,554	—	142,554
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	175,695	—	—	40,169	203,898	419,762

	$—	$175,695	$—	$323,566	$444,039	$203,898	$1,147,198

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$7,675,158	$—	$7,675,158
Forward foreign currency exchange contracts	—	—	—	407,345	—	—	407,345
Options purchased (a)	—	—	—	(310,830)	59,269	—	(251,561)
Options written	—	—	—	163,970	(129,997)	—	33,973
Swaps	—	673,611	—	—	566,588	260,552	1,500,751

	$—	$673,611	$—	$260,485	$8,171,018	$260,552	$9,365,666

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	602,050	—	602,050
Forward foreign currency exchange contracts	—	—	—	(239,473)	—	—	(239,473)
Options purchased (b)	—	—	—	26,023	136,052	—	162,075
Options written	—	—	—	(31,458)	(168,921)	—	(200,379)
Swaps	—	87,409	—	—	96,294	77,250	260,953

	$—	$87,409	$—	$(244,908)	$665,475	$77,250	$585,226

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$118,567,870
Average notional value of contracts — short	30,634,543
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	33,039,464
Average amounts sold — in USD	18,339,264
Options:
Average value of option contracts purchased	189,961
Average value of option contracts written	157,046
Average notional value of swaption contracts purchased	3,853,500
Credit default swaps:
Average notional value — buy protection	5,146,843
Average notional value — sell protection	451,805
Interest rate swaps:
Average notional value — pays fixed rate	37,714,429
Average notional value — receives fixed rate	66,370,932
Inflation swaps:
Average notional value — pays fixed rate	12,883,050
Average notional value — receives fixed rate	12,883,050
Total return swaps:
Average notional value	4,845,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$82,729	$193,693
Forward foreign currency exchange contracts	220,015	209,687
Options(a)(b)	246,560	113,879
Swaps — Centrally cleared	—	2,286
Swaps — OTC(c)	600,586	419,762

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$1,149,890	$939,307
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(82,729)	(195,979)

Total derivative assets and liabilities subject to an MNA	$1,067,161	$743,328

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes forward settling swaptions.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)
Bank of America NA	$80,961	$(21,014)	$—	$—	$59,947
Barclays Bank plc	44,568	(22,427)	—	—	22,141
BNP Paribas SA	10,264	(9,283)	—	—	981
Citibank NA	542,281	(383,570)	—	(158,711)	—
Credit Suisse International	2,572	(2,572)	—	—	—
Deutsche Bank AG	53,281	(53,281)	—	—	—
Goldman Sachs International	58,212	(1,184)	—	—	57,028
HSBC Bank plc	5,900	(4,471)	—	—	1,429
JPMorgan Chase Bank NA	104,580	(104,580)	—	—	—
JPMorgan Securities LLC	9,375	(1,996)	—	—	7,379
Morgan Stanley & Co. International plc	148,189	(78,293)	—	—	69,896
Natwest Markets plc	2,797	(1,640)	—	—	1,157
Standard Chartered Bank	1,131	(1,131)	—	—	—
State Street Bank and Trust Co.	3,050	(3,050)	—	—	—

	$1,067,161	$(688,492)	$—	$(158,711)	$219,958

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(d)
ANZ Banking Group Ltd.	$3,140	$—	$—	$—	$3,140
Bank of America NA	21,014	(21,014)	—	—	—
Barclays Bank plc	22,427	(22,427)	—	—	—
BNP Paribas SA	9,283	(9,283)	—	—	—
Citibank NA	383,570	(383,570)	—	—	—
Credit Suisse International	12,509	(2,572)	—	—	9,937
Deutsche Bank AG	55,975	(53,281)	—	—	2,694
Goldman Sachs International	1,184	(1,184)	—	—	—
HSBC Bank plc	4,471	(4,471)	—	—	—
JPMorgan Chase Bank NA	111,134	(104,580)	—	—	6,554
JPMorgan Securities LLC	1,996	(1,996)	—	—	—
Morgan Stanley & Co. International plc	78,293	(78,293)	—	—	—
Natwest Markets plc	1,640	(1,640)	—	—	—
Standard Chartered Bank	1,778	(1,131)	—	—	647
State Street Bank and Trust Co.	3,642	(3,050)	—	—	592
Toronto Dominion Bank	5,320	—	—	—	5,320
UBS AG	25,952	—	—	—	25,952

	$743,328	$(688,492)	$—	$—	$54,836

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to the counterparty in the event of default.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$33,437,518	$3,455,592	$36,893,110
Corporate Bonds:
Aerospace & Defense	—	12,298,413	—	12,298,413
Air Freight & Logistics	—	2,605,887	—	2,605,887
Airlines	—	2,818,228	—	2,818,228
Auto Components	—	180,763	—	180,763
Automobiles	—	2,103,126	—	2,103,126
Banks	—	40,499,426	—	40,499,426
Beverages	—	4,914,516	—	4,914,516
Biotechnology	—	4,564,151	—	4,564,151
Building Products	—	1,719,264	—	1,719,264
Capital Markets	—	13,790,007	—	13,790,007
Chemicals	—	2,820,094	—	2,820,094
Commercial Services & Supplies	—	2,791,793	—	2,791,793
Communications Equipment	—	744,002	—	744,002
Construction & Engineering	—	90,662	—	90,662
Construction Materials	—	50,363	—	50,363
Consumer Finance	—	5,269,129	—	5,269,129
Containers & Packaging	—	332,581	—	332,581
Distributors	—	267,659	—	267,659
Diversified Consumer Services	—	1,142,308	—	1,142,308
Diversified Financial Services	—	3,006,224	—	3,006,224
Diversified Telecommunication Services	—	9,696,857	—	9,696,857
Electric Utilities	—	17,237,505	—	17,237,505
Electronic Equipment, Instruments & Components	—	194,189	—	194,189
Energy Equipment & Services	—	105,405	—	105,405
Entertainment	—	1,302,303	—	1,302,303
Equity Real Estate Investment Trusts (REITs)	—	5,699,852	723,011	6,422,863
Food & Staples Retailing	—	1,576,660	—	1,576,660
Food Products	—	1,527,978	—	1,527,978
Gas Utilities	—	238,863	—	238,863
Health Care Equipment & Supplies	—	1,302,734	—	1,302,734
Health Care Providers & Services	—	11,450,575	—	11,450,575
Hotels, Restaurants & Leisure	—	3,685,066	—	3,685,066
Household Durables	—	868,723	—	868,723
Household Products	—	132,439	—	132,439
Independent Power and Renewable Electricity Producers	—	55,860	—	55,860
Industrial Conglomerates	—	796,154	—	796,154
Insurance	—	2,749,356	—	2,749,356
Interactive Media & Services	—	201,858	—	201,858
Internet & Direct Marketing Retail	—	1,819,565	—	1,819,565
IT Services	—	6,761,562	—	6,761,562
Leisure Products	—	518,822	—	518,822
Life Sciences Tools & Services	—	1,142,452	—	1,142,452
Machinery	—	1,495,614	—	1,495,614
Media	—	9,469,216	—	9,469,216
Metals & Mining	—	1,366,964	—	1,366,964
Multiline Retail	—	99,319	—	99,319
Multi-Utilities	—	975,443	—	975,443
Oil, Gas & Consumable Fuels	—	16,382,471	—	16,382,471
Paper & Forest Products	—	1,035,612	—	1,035,612
Pharmaceuticals	—	5,467,265	—	5,467,265
Real Estate Management & Development	—	2,911,185	—	2,911,185
Road & Rail	—	4,208,812	—	4,208,812
Semiconductors & Semiconductor Equipment	—	8,766,296	—	8,766,296
Software	—	3,904,856	—	3,904,856

SCHEDULE OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

	Level 1	Level 2	Level 3	Total
Specialty Retail	$—	$1,409,794	$—	$1,409,794
Technology Hardware, Storage & Peripherals	—	3,320,803	—	3,320,803
Textiles, Apparel & Luxury Goods	—	595,851	—	595,851
Thrifts & Mortgage Finance	—	945,678	—	945,678
Tobacco	—	3,840,305	—	3,840,305
Trading Companies & Distributors	—	1,586,458	—	1,586,458
Wireless Telecommunication Services	—	3,894,472	—	3,894,472
Floating Rate Loan Interests:
Air Freight & Logistics	—	262,114	—	262,114
Building Products	—	152,669	—	152,669
Construction Materials	—	127,822	—	127,822
Consumer Finance	—	—	26,700	26,700
Diversified Financial Services	—	254,576	—	254,576
Health Care Providers & Services	—	337,414	—	337,414
Hotels, Restaurants & Leisure	—	280,249	—	280,249
Media	—	189,724	—	189,724
Oil, Gas & Consumable Fuels	—	445,569	—	445,569
Pharmaceuticals	—	274,805	—	274,805
Road & Rail	—	161,926	—	161,926
Thrifts & Mortgage Finance	—	—	853,587	853,587
Foreign Agency Obligations	—	1,669,762	—	1,669,762
Foreign Government Obligations	—	16,572,023	—	16,572,023
Investment Companies	41,027,557	—	—	41,027,557
Municipal Bonds	—	27,979,585	—	27,979,585
Non-Agency Mortgage-Backed Securities	—	17,693,353	482,575	18,175,928
Capital Trusts	—	1,446,509	—	1,446,509
U.S. Government Sponsored Agency Securities	—	276,372,617	21,848	276,394,465
U.S. Treasury Obligations	—	57,835,490	—	57,835,490
Short-Term Securities	80,743,242	—	—	80,743,242
Options Purchased:
Foreign currency exchange contracts	—	199,693	—	199,693
Interest rate contracts	—	46,867	—	46,867
Liabilities:
Investments:
TBA Sale Commitments	—	(60,869,974)	—	(60,869,974)

	$121,770,799	$617,620,099	$5,563,313	$744,954,211

Derivative Financial Instruments(a)
Assets:
Credit contracts	$—	$14,531	$—	$14,531
Foreign currency exchange contracts	—	220,015	—	220,015
Interest rate contracts	437,295	271,352	—	708,647
Other contracts	—	281,148	—	281,148
Liabilities:
Credit contracts	—	(161,576)	—	(161,576)
Foreign currency exchange contracts	—	(323,566)	—	(323,566)
Interest rate contracts	(261,316)	(182,299)	—	(443,615)
Other contracts	—	(203,898)	—	(203,898)

	$175,979	$(84,293)	$—	$91,686

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Total Return V.I. Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	U.S. Government Sponsored Agency Securities	Total

Investments:
Assets:
Opening balance, as of December 31, 2019	$3,780,025	$806,975	$1,988,467	$909,139	$—	$7,484,606
Transfers into level 3	345,608	—	—	128,029	21,140	494,777
Transfers out of level 3	(327,267)	—	(157,407)	(370,381)	—	(855,055)
Accrued discounts/premiums	1,857	—	—	452	—	2,309
Net realized gain	165	—	—	1,417	—	1,582
Net change in unrealized appreciation (depreciation)(a)(b)	(113,320)	(38,053)	(2,516)	(77,057)	708	(230,238)
Purchases	—	—	87,673	—	—	87,673
Sales	(231,476)	(45,911)	(1,035,930)	(109,024)	—	(1,422,341)

Closing balance, as of June 30, 2020	$3,455,592	$723,011	$880,287	$482,575	$21,848	$5,563,313

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(b)	$(113,320)	$(38,053)	$(3,827)	$(77,057)	$708	$(231,549)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.
(b)	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	45

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock Total Return V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $664,255,897)	$684,066,218
Investments at value — affiliated (cost — $123,040,410)	121,757,967
Cash	26,051
Cash pledged:
Futures contracts	2,569,050
Centrally cleared swaps	588,090
Foreign currency at value (cost — $4,575,474)	4,533,178
Receivables:
Investments sold	66,169,374
TBA sale commitments	60,737,854
Capital shares sold	3,153,944
Dividends — affiliated	107,168
Dividends — unaffiliated	13,100
Interest — unaffiliated	3,781,405
Variation margin on futures contracts	82,729
Swap premiums paid	286,130
Unrealized appreciation on:
Forward foreign currency exchange contracts	220,015
OTC swaps	314,456
Prepaid expenses	7,231
Other assets	1,528
Total assets	948,415,488

LIABILITIES
Cash received:
Collateral — OTC derivatives	190,000
Collateral — TBA commitments	78,000
Options written at value (premium received $71,063)	113,879
TBA sale commitments at value (proceeds $60,737,854)	60,869,974
Payables:
Investments purchased	234,383,808
Capital shares redeemed	38,953
Distribution fees	78,095
Income dividend distributions	589,189
Investment advisory fees	214,278
Directors’ and Officer’s fees	1,383
Other affiliates	1,496
Variation margin on futures contracts	193,693
Variation margin on centrally cleared swaps	2,286
Other accrued expenses	397,547
Swap premiums received	14,543
Unrealized depreciation on:
Forward foreign currency exchange contracts	209,687
OTC swaps	405,219
Total liabilities	297,782,030
NET ASSETS	$650,633,458

NET ASSETS CONSIST OF
Paid-in capital	$605,544,164
Accumulated earnings	45,089,294
NET ASSETS	$650,633,458

NET ASSET VALUE
Class I — Based on net assets of $246,140,396 and 19,259,261 shares outstanding, 600 million shares authorized, $0.10 par value	$12.78
Class III — Based on net assets of $404,493,062 and 32,029,618 shares outstanding, 100 million shares authorized, $0.10 par value	$12.63

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock Total Return V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$751,174
Dividends — unaffiliated	613
Interest — unaffiliated	7,789,811
Foreign taxes withheld	(23,251)
Total investment income	8,518,347

EXPENSES
Investment advisory	1,327,006
Transfer agent — class specific	513,310
Distribution — class specific	498,567
Printing	89,263
Accounting services	75,072
Professional	56,031
Custodian	41,480
Directors and Officer	3,136
Transfer agent	2,486
Miscellaneous	69,800
Total expenses excluding interest expense	2,676,151
Interest expense	2,914
Total expenses	2,679,065
Less:
Fees waived and/or reimbursed by the Manager	(14,830)
Transfer agent fees waived and/or reimbursed — class specific	(393,558)
Total expenses after fees waived and/or reimbursed	2,270,677
Net investment income	6,247,670

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	15,609,996
Forward foreign currency exchange contracts	407,345
Foreign currency transactions	311,321
Futures contracts	7,675,158
Options written	33,973
Short sales — unaffiliated	(19,030)
Swaps	1,500,751
25,519,514
Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(1,184,294)
Investments — unaffiliated	3,806,926
Forward foreign currency exchange contracts	(239,473)
Foreign currency translations	(71,672)
Futures contracts	602,050
Options written	(200,379)
Swaps	260,953
Unfunded floating rate loan interests	(3,142)
2,970,969
Net realized and unrealized gain	28,490,483
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$34,738,153

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Changes in Net Assets

	BlackRock Total Return V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,247,670	$16,365,241
Net realized gain	25,519,514	17,906,579
Net change in unrealized appreciation (depreciation)	2,970,969	18,584,009
Net increase in net assets resulting from operations	34,738,153	52,855,829

DISTRIBUTIONS TO SHAREHOLDERS (a)
Class I	(2,697,166)	(8,096,255)
Class III	(3,836,440)	(10,610,090)
Decrease in net assets resulting from distributions to shareholders	(6,533,606)	(18,706,345)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(8,903,181)	32,197,720

NET ASSETS
Total increase in net assets	19,301,366	66,347,204
Beginning of period	631,332,092	564,984,888
End of period	$650,633,458	$631,332,092

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017		2016	2015

Net asset value, beginning of period	$12.22		$11.53	$11.91		$11.79		$11.71	$11.93

Net investment income(a)	0.13		0.35	0.33		0.29		0.23	0.22
Net realized and unrealized gain (loss)	0.57		0.73	(0.39)		0.13		0.09	(0.19)

Net increase (decrease) from investment operations	0.70		1.08	(0.06)		0.42		0.32	0.03

Distributions(b)
From net investment income	(0.14)		(0.35)	(0.32)		(0.30)		(0.24)	(0.25)
From net realized gain	—		(0.04)	—		—		—	—

Total distributions	(0.14)		(0.39)	(0.32)		(0.30)		(0.24)	(0.25)

Net asset value, end of period	$12.78		$12.22	$11.53		$11.91		$11.79	$11.71

Total Return(c)
Based on net asset value	5.74	%(d)	9.49%	(0.46)%		3.60	%(e)	2.76%	0.26%

Ratios to Average Net Assets(f)
Total expenses	0.69	%(g)	0.74%	0.85	%(h)	0.94%		0.82%	0.92%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.52	%(g)	0.54%	0.58	%(h)	0.74%		0.62%	0.74%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.51	%(g)	0.52%	0.55%		0.62%		0.59%	0.69%

Net investment income	2.14	%(g)	2.90%	2.84%		2.43%		1.92%	1.89%

Supplemental Data
Net assets, end of period (000)	$246,140		$245,548	$246,390		$152,138		$157,445	$154,046

Portfolio turnover rate(i)	333%		536%	488%		627%		590%	900%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions. (d) Aggregate total return.
(e)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return is 3.51%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.01%	0.01%

(g)	Annualized.
(h)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 0.82% and 0.57%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	202%	326%	310%	389%	396%	625%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Total Return V.I. Fund

	Class III
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018		2017		2016	2015

Net asset value, beginning of period	$12.07		$11.40	$11.76		$11.65		$11.57	$11.79

Net investment income(a)	0.11		0.31	0.29		0.25		0.19	0.18
Net realized and unrealized gain (loss)	0.57		0.71	(0.37)		0.12		0.10	(0.19)

Net increase (decrease) from investment operations	0.68		1.02	(0.08)		0.37		0.29	(0.01)

Distributions(b)
From net investment income	(0.12)		(0.31)	(0.28)		(0.26)		(0.21)	(0.21)
From net realized gain	—		(0.04)	—		—		—	—

Total distributions	(0.12)		(0.35)	(0.28)		(0.26)		(0.21)	(0.21)

Net asset value, end of period	$12.63		$12.07	$11.40		$11.76		$11.65	$11.57

Total Return(c)
Based on net asset value	5.64	%(d)	9.05%	(0.63)%		3.21	%(e)	2.46%	(0.08)%

Ratios to Average Net Assets(f)
Total expenses	0.92	%(g)	0.97%	1.06	%(h)	1.16%		1.01%	1.06%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.83	%(g)	0.85%	0.89	%(h)	1.06%		0.93%	1.04%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.82	%(g)	0.83%	0.86%		0.94%		0.89%	0.98%

Net investment income	1.83	%(g)	2.58%	2.54%		2.15%		1.61%	1.54%

Supplemental Data
Net assets, end of period (000)	$404,493		$385,784	$318,595		$267,651		$175,153	$68,844

Portfolio turnover rate(i)	333%		536%	488%		627%		590%	900%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Investments in underlying funds	0.01%	0.01%	0.01%	—%	0.01%	0.01%

(g)	Annualized.
(h)

Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.03% and 0.88%, respectively.

(i)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	202%	326%	310%	389%	396%	625%

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock Total Return V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Company (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty. Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments, When-Issued and Delayed Delivery Securities: The fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the fund may be required to pay more at settlement than the security is worth. In addition, the fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $500,501 and 1.62%, respectively

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statement of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — The Fund purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Fund may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Fund may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee based on a percentage of the aggregate average daily net assets of the Fund and BlackRock High Yield V.I. Fund, a series of the Company, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fees
First $250 Million	0.50%
$250 Million - $500 Million	0.45
$500 Million - $750 Million	0.40
Greater than $750 Million	0.35

For the six months ended June 30, 2020, the aggregate average daily net assets of the Fund and BlackRock High Yield V.I. Fund were approximately $1,164,635,509.

The Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of the Fund for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets attributable to Class III.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing related distribution to shareholders.

For the six months ended June 30, 2020, the class specific distribution fees borne directly by Class III were $498,567.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent — class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$208,950
Class III	304,360
$513,310

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $11,099.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $3,745 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$208,950
Class III	184,608
$393,558

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business and excluding distribution fees for Class III shares (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	0.60%
Class III	1.50

In addition, with respect to Class I shares, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses including interest expense, and excluding dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business to 0.60% of average daily net assets through April 30, 2021.

The Manager has agreed not to reduce or discontinue this contractual expense limitation through April 30, 2021, unless approved by the Board, including a majority of the Independents Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, the Manager waived and/or reimbursed $3,731, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	$402,218
Sales	720,788
Net Realized Gain	32,956

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$2,376,545,552	$2,427,376,254
U.S. Government Securities	39,812,618	143,295,735

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were $949,239,920 and $949,490,828, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$787,813,810

Gross unrealized appreciation	$26,456,223
Gross unrealized depreciation	(8,415,219)

Net unrealized appreciation (depreciation)	$18,041,004

9.	BANK BORROWINGS

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (unaudited) (continued)

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts . While clearing brokers are required to segregate customer margin from their own assets, in the event that a

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (unaudited) (continued)

clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19

	Shares	Amount	Shares	Amount

Class I
Shares sold	560,086	$7,075,337	993,847	$11,950,864
Shares issued in reinvestment of distributions	239,139	2,966,228	677,136	8,126,680
Shares redeemed	(1,635,997)	(20,184,953)	(2,942,075)	(35,288,318)

Net decrease	(836,772)	$(10,143,388)	(1,271,092)	$(15,210,774)

Class III
Shares sold	4,447,555	$54,492,195	6,788,622	$80,399,856
Shares issued in reinvestment of distributions	346,204	4,242,772	883,225	10,495,162
Shares redeemed	(4,716,533)	(57,494,760)	(3,678,563)	(43,486,524)

Net increase	77,226	$1,240,207	3,993,284	$47,408,494

Total Net Increase (Decrease)	(759,546)	$(8,903,181)	2,722,192	$32,197,720

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

CNY	Chinese Yuan

COP	Colombian Peso

EUR	Euro

GBP	British Pound

IDR	Indonesian Rupiah

JPY	Japanese Yen

KRW	South Korean Won

KZT	Kazakhstani Tenge

MXN	Mexican Peso

RUB	New Russian Ruble

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

ABS	Asset-Backed Security

BA	Canadian Bankers Acceptances

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

CLO	Collateralized Loan Obligation

COP	Certificates of Participation

CSMC	Credit Suisse Mortgage Capital

CWABS	Countrywide Asset-Backed Certificates

DAC	Designated Activity Company

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

PCL	Public Company Limited

PJSC	Public Joint Stock Company

RB	Revenue Bonds

REMIC	Real Estate Mortgage Investment Conduit

SCA	Svenska Cellulosa Aktiebolaget

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Avergage Rate

TBA	To-be-announced

USCPI	U.S. Consumer Price Index

VRDN	Variable Rate Demand Notes

GLOSSARY OF TERMS USED IN THIS REPORT	63

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Variable Series Funds II, Inc.

•	BlackRock U.S. Government Bond V.I. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary as of June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

Investment Objective

BlackRock U.S. Government Bond V.I. Fund’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended June 30, 2020, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index. For the same period, the Fund outperformed its secondary benchmark, the Bloomberg Barclays U.S. Mortgage-Backed Securities Index. The following discussion of relative performance pertains to the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

Detractors from the Fund’s performance relative to the benchmark included the allocation to commercial mortgage-backed securities (“CMBS”), as the sector was negatively impacted by the market volatility and illiquidity seen in the wake of coronavirus concerns. Positioning with respect to interest rate volatility and inflation also weighed on returns.

Positive contributors to the Fund’s performance relative to the benchmark included selection within 30-year agency mortgage-backed securities (“MBS”). The Fund’s stance with respect to U.S. and global interest rates also aided returns, specifically, an above-benchmark stance with respect to duration (and corresponding interest rate sensitivity) as Treasury yields declined sharply during the period.

Describe recent portfolio activity.

During the reporting period, allocations to agency MBS and U.S. Treasuries were reduced, along with exposure to inflation-protected securities and agency CMBS. The Fund’s duration stance shifted from an overweight position to an underweight.

The Fund had a modestly elevated cash position at period end due to the investment adviser’s increasing preference for using forward contracts to gain MBS exposure as opposed to holding cash bonds. The Fund’s cash position did not have a material impact on performance over the six-month period.

Describe portfolio positioning at period end.

The Fund was slightly underweight in U.S. duration. Overall, the Fund maintained a modestly constructive near-term stance on agency MBS, with a focus on low coupon, “to be announced” securities that will derive fundamental benefits from the Fed’s ongoing purchases. Within global interest rate and currency strategies, the Fund maintained a small long position in select European peripherals, including Italy and Spain, given accommodative central bank policy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments (a)
U.S. Government Sponsored Agency Securities	51%
U.S. Treasury Obligations	43
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	2
Foreign Government Obligations	—	(b)

(a)	Excludes short-term securities, options purchased, options written and TBA sale commitments.
(b)	Represents less than 1% of the Fund’s total investments.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of June 30, 2020 (continued)	BlackRock U.S. Government Bond V.I. Fund

Performance Summary for the Period Ended June 30, 2020

				Average Annual Total Returns (a)
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns (a)	1 Year	5 Years	10 Years
Class I(c)(d)	1.36%	0.92%	5.97%	7.75%	3.18%	2.80%
Class III(c)(d)	1.06	0.70	5.81	7.42	2.86	2.52	(e)
Bloomberg Barclays U.S. Government/Mortgage Index(f)	—	—	6.59	8.50	3.73	3.23
Bloomberg Barclays U.S. Mortgage-Backed Securities Index(g)	—	—	3.50	5.67	3.23	3.06

(a)	For a portion of the period, the Fund’s investment adviser waived a portion of its fee. Without such waiver, the Fund’s performance would have been lower.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)

Average annual and cumulative total returns are based on changes in net asset value (“NAV”) for the periods shown, and assume reinvestment of all distributions at NAV on the ex-dividend/ payable date. Insurance-related fees and expenses are not reflected in these returns.

(d)

The Fund invests, under normal circumstances, at least 80% of its assets in fixed-income securities that are issued or guaranteed by the U.S. Government and its agencies. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock U.S. Government Bond V.I. Fund (the “Predecessor Fund”), a series of BlackRock Variable Series Funds, Inc., through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization. The Fund’s total returns prior to October 1, 2011 are the returns of the Predecessor Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income V.I. Fund”.

(e)

The returns for Class III Shares prior to July 15, 2013, the recommencement of operations of Class III Shares, are based upon the performance of the Predecessor Fund’s Class I Shares. The returns for Class III Shares, however, are adjusted to reflect the distribution (12b-1) fees applicable to Class III Shares.

(f)	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.
(g)	An unmanaged index that includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	3

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Fund may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Fund’s shareholders, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage.

Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Fund’s shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by the Fund’s shareholders and may reduce income.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2020 and held through June 30, 2020) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual				Hypothetical (a)
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Expenses Paid During the Period (c)	Beginning Account Value (01/01/20)	Ending Account Value (06/30/20)	Expenses Paid During the Period (b)	Ending Account Value (06/30/20)	Expenses Paid During the Period (c)
Class I	$1,000.00	$1,059.70	$3.69	$2.92	$1,000.00	$1,021.28	$3.62	$1,022.03	$2.87
Class III	1,000.00	1,058.10	5.12	4.35	1,000.00	1,019.89	5.02	1,020.64	4.27

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Class I and 1.00% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

(c)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Class I and 0.85% for Class III), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).

4	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

DERIVATIVE FINANCIAL INSTRUMENTS	5

Schedule of Investments (unaudited) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 2.0%(a)
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (LIBOR USD 3 Month + 1.20%), 1.59%, 08/15/30(b)	USD	700	$683,997
Progress Residential Trust, Series 2017-SFR1, Class A, 2.77%, 08/17/34		100	101,120
Romark WM-R Ltd., Series 2018-1A, Class A1, (LIBOR USD 3 Month + 1.03%), 2.17%, 04/20/31(b)		500	485,863

Total Asset-Backed Securities — 2.0% (Cost: $1,299,580)			1,270,980

Foreign Government Obligations — 0.2%

Colombia — 0.0%
Republic of Colombia:
6.25%, 11/26/25	COP	26,800	7,695
7.25%, 10/18/34		78,700	21,637

			29,332

Russia — 0.2%
Russian Federation:
8.15%, 02/03/27	RUB	1,279	20,706
6.00%, 10/06/27		585	8,458
6.90%, 05/23/29		2,602	39,567
8.50%, 09/17/31		2,242	38,070

			106,801

Total Foreign Government Obligations — 0.2% (Cost: $136,216)			136,133

Non-Agency Mortgage-Backed Securities — 3.8%

Collateralized Mortgage Obligations — 0.5%
Seasoned Credit Risk Transfer Trust:
Series 2018-2, Class MA, 3.50% 11/25/57	USD	98	106,276
Series 2018-3, Class MA, 3.50% 08/25/57		127	138,122
Series 2019-2, Class MA, 3.50% 08/25/58		74	81,116

			325,514

Commercial Mortgage-Backed Securities — 2.9%
BANK, Series 2020-BN26, Class B, 2.91% 03/15/63(c)		155	150,447
BX Commercial Mortgage Trust, Series 2019-XL, Class D, 1.63% 10/15/36(a)(c)		287	279,446
BX Trust, Series 2019-OC11, Class A, 3.20% 12/09/41(a)		300	312,528
Commercial Mortgage Trust, Series 2017-PANW, Class A, 3.24% 10/10/29(a)		440	452,909
CSAIL Commercial Mortgage Trust, Series 2019-C17, Class C, 3.93% 09/15/52		85	85,493
Hudson Yards Mortgage Trust, Series 2019-30HY, Class D, 3.56% 07/10/39(a)(c)		101	101,161
KKR Industrial Portfolio Trust, Series 2020-AIP, Class A, 1.22% 03/15/37(a)(c)		39	38,528
Morgan Stanley Capital I Trust, Series 2018-SUN, Class A, 1.08% 07/15/35(a)(c)		145	138,461
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52% 09/15/54(a)		290	306,863

			1,865,836

Security	Par (000)		Value

Interest Only Commercial Mortgage-Backed Securities — 0.4%(c)
CSAIL Commercial Mortgage Trust, Series 2019-C16, Class XA, 1.73% 06/15/52	USD	1,737	$180,099
UBS Commercial Mortgage Trust, Series 2019-C17, Class XA, 1.64% 10/15/52		1,015	102,138

			282,237

Total Non-Agency Mortgage-Backed Securities — 3.8% (Cost: $2,468,557)			2,473,587

U.S. Government Sponsored Agency Securities — 53.3%

Agency Obligations — 1.0%
Federal Home Loan Bank, 4.00%, 04/10/28		500	616,789

Collateralized Mortgage Obligations — 0.5%
Federal National Mortgage Association, Series 2011-8, Class ZA, 4.00%, 02/25/41		187	203,924
Government National Mortgage Association Variable Rate Notes, Series 2014-107, Class WX, 6.80%, 07/20/39(c)		122	142,177

			346,101

Commercial Mortgage-Backed Securities — 0.7%
Federal Home Loan Mortgage Corp. Variable Rate Notes(c):
Series 2019-SB60, Class A10F, 3.31%, 01/25/29		220	236,328
Series 2019-SB61, Class A10F, 3.17%, 01/25/29		174	186,401
Government National Mortgage Association, Series 2019-7, Class V, 3.00%, 05/16/35		21	23,714

			446,443

Interest Only Commercial Mortgage-Backed Securities — 1.1%
Federal Home Loan Mortgage Corp., Series 2015-K718, Class X2A, 0.10%, 02/25/48(a)		20,675	21,885
Government National Mortgage Association Variable Rate Notes:
Series 2002-83, 0.00%, 10/16/42(c)		877	1
Series 2003-17, 0.00%, 03/16/43(c)		987	10
Series 2003-109, 0.00%, 11/16/43(c)		1,647	64
Series 2016-22, 0.77%, 11/16/55(c)		2,510	116,319
Series 2016-45, 0.98%, 02/16/58(c)		1,415	85,302
Series 2016-92, 0.90%, 04/16/58(c)		538	30,568
Series 2016-113, (LIBOR USD 1 Month + 0.00%), 1.15%, 02/16/58(b)		1,195	90,449
Series 2016-151, 1.06%, 06/16/58(c)		919	62,387
Series 2017-30, 0.66%, 08/16/58(c)		579	27,564
Series 2017-44, 0.70%, 04/17/51(c)		646	31,496
Series 2017-53, 0.67%, 11/16/56(c)		1,815	87,313
Series 2017-61, 0.76%, 05/16/59(c)		475	29,240
Series 2017-64, 0.70%, 11/16/57(c)		724	38,778
Series 2017-72, 0.67%, 04/16/57(c)		1,156	60,285

			681,661

Mortgage-Backed Securities — 50.0%
Federal Home Loan Mortgage Corp.:
2.50%, 03/01/30 - 04/01/31		184	195,833
3.00%, 09/01/27 - 12/01/46		450	481,475
3.50%, 04/01/31 - 01/01/48		609	663,322
4.00%, 08/01/40 - 12/01/45		112	122,207
4.50%, 02/01/39 - 07/01/47		214	238,220
5.00%, 10/01/41 - 11/01/41		141	160,688
5.50%, 06/01/41		97	111,021
8.00%, 12/01/29 - 07/01/30		21	25,167

6	2020 BLACKROCK SEMI-NNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Mortgage-Backed Securities (continued)
Federal National Mortgage Association:
3.00%, 02/01/44	USD	64	$68,235
3.50%, 11/01/46		167	179,010
4.00%, 01/01/41		8	8,633
Government National Mortgage Association:
2.50%, 07/15/50(d)		397	417,905
3.00%, 02/15/45 - 12/20/46		778	828,090
3.00%, 07/15/50(d)		1,149	1,217,357
3.50%, 01/15/42 - 10/20/46		2,292	2,457,983
3.50%, 07/15/50(d)		4	4,221
4.00%, 09/20/40 - 05/20/50		713	769,737
4.00%, 07/15/50(d)		523	553,942
4.50%, 12/20/39 - 12/20/49		1,283	1,405,968
5.00%, 12/15/38 - 07/20/42		89	101,183
5.00%, 07/15/50(d)		126	136,848
5.50%, 01/15/34		475	554,770
Uniform Mortgage-Backed Securities:
2.00%, 10/01/31 - 03/01/32		110	113,959
2.00%, 09/25/35 - 08/25/50(d)		450	460,867
2.50%, 04/01/30 - 02/01/33		616	653,913
2.50%, 07/25/35 - 08/25/50(d)		4,296	4,476,047
3.00%, 04/01/29 - 05/01/50		2,875	3,080,846
3.00%, 07/25/35 - 07/25/50(d)		1,420	1,494,992
3.50%, 04/01/29 - 04/01/50		2,667	2,910,270
3.50%, 07/25/50(d)		256	269,535
4.00%, 01/01/26 - 03/01/50		2,214	2,448,407
4.00%, 07/25/35 - 07/25/50(d)		952	1,008,839
4.50%, 05/01/24 - 04/01/49		691	756,328
4.50%, 07/25/50(d)		2,842	3,053,596
5.00%, 09/01/35 - 08/01/41		195	223,373
5.00%, 07/25/50(d)		3	3,278
5.50%, 05/01/34 - 12/01/39		198	226,624
6.00%, 04/01/35 - 06/01/41		223	259,904
6.50%, 05/01/40		40	45,940

			32,188,533

Total U.S. Government Sponsored Agency Securities — 53.3% (Cost: $33,400,212)			34,279,527

U.S. Treasury Obligations — 44.3%
U.S. Treasury Bonds:
4.25%, 05/15/39		170	262,657
4.50%, 08/15/39		170	270,758
4.38%, 11/15/39		170	267,312
3.13%, 02/15/43		660	894,867
2.88%, 05/15/43 - 11/15/46		1,290	1,700,004
3.63%, 08/15/43		660	964,012
3.75%, 11/15/43		660	982,240
3.00%, 02/15/48		630	862,436
2.25%, 08/15/49		895	1,076,342
U.S. Treasury Inflation Linked Notes:
0.50%, 04/15/24		266	279,493
0.13%, 10/15/24		740	775,213
U.S. Treasury Notes:
2.00%, 07/31/20		2,520	2,523,797
2.50%, 12/31/20		1,890	1,911,558
1.13%, 07/31/21		2,840	2,869,287
1.75%, 07/31/21 - 04/30/22		3,935	4,030,612
1.50%, 01/31/22 - 08/15/26		3,450	3,563,389
2.13%, 12/31/22		1,260	1,321,376
2.75%, 05/31/23		1,260	1,354,106
2.25%, 08/15/27		1,260	1,415,187
2.88%, 08/15/28		380	450,033
3.13%, 11/15/28		380	459,429

Security	Par (000)		Value
U.S. Treasury Obligations (continued)
1.63%, 08/15/29	USD	215	$234,594

Total U.S. Treasury Obligations — 44.3% (Cost: $26,179,166)			28,468,702

Total Long-Term Investments — 103.6% (Cost: $63,483,731)			66,628,929

	Shares

Short-Term Securities — 13.5%

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(e)*		661,547	661,547

Total Money Market Funds — 1.0% (Cost: $661,547)			661,547

	Par (000)

U.S. Government Sponsored Agency Securities — 12.5%
Federal Home Loan Bank Discount Notes, 0.09%, 07/24/20(f)		8,000	7,999,387

Total U.S. Government Sponsored Agency Securities — 12.5% (Cost: $7,999,519)			7,999,387

Total Short-Term Securities — 13.5% (Cost: $8,661,066)			8,660,934

Total Options Purchased — 0.0% (Cost: $20,257)			2,797

Total Investments Before Options Written and TBA Sale Commitments — 117.1% (Cost: $72,165,054)			75,292,660

Total Options Written — (0.0)% (Premium Received — $19,330)			(7,710)

TBA Sale Commitments — (9.8)%(d)

Mortgage-Backed Securities — (9.8)%
Government National Mortgage Association:
3.50%, 07/15/50		133	(139,841)
4.50%, 07/15/50		317	(338,571)
Uniform Mortgage-Backed Securities:
2.50%, 07/25/35 - 08/25/50		1,732	(1,806,145)
3.00%, 07/25/35 - 07/25/50		416	(438,070)
3.50%, 07/25/35 - 08/25/50		2,755	(2,897,467)
4.00%, 07/25/35 - 07/25/50		183	(193,684)
2.00%, 07/25/50		180	(184,205)
5.50%, 07/25/50		88	(96,829)
6.00%, 07/25/50		160	(178,103)

Total TBA Sale Commitments — (9.8)% (Proceeds: $6,265,521)			(6,272,915)

Total Investments Net of Options Written and TBA Sale Commitments — 107.3% (Cost: $65,880,203)			69,012,035

Liabilities in Excess of Other Assets — (7.3)%			(4,680,036)

Net Assets — 100.0%			$64,331,999

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Represents or includes a TBA transaction.
(e)	Annualized 7-day yield as of period end.
(f)	Rates are discount rates or a range of discount rates as of period end.
*

Investments in issuers considered to be an affiliate/affiliates of the Fund during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	1,258,784	—	(597,237)	661,547	$661,547	$6,680	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro-BTP	4	09/08/20	$647	$10,216
U.S. Treasury 10 Year Note	16	09/21/20	2,227	617
U.S. Treasury Long Bond	2	09/21/20	357	1,387
U.S. Treasury 2 Year Note	32	09/30/20	7,067	4,596
U.S. Treasury 5 Year Note	53	09/30/20	6,664	11,049

				27,865

Short Contracts
Euro-Bund	4	09/08/20	793	(9,023)
Canada 10 Year Bond	3	09/21/20	340	172
U.S. Treasury 10 Year Ultra Note	2	09/21/20	315	(968)
U.S. Treasury Ultra Bond	2	09/21/20	436	511
Long Gilt	2	09/28/20	341	(1,875)

				(11,183)

				$16,682

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	30,859	MXN	700,000	Citibank NA	07/06/20	$419
EUR	10,000	USD	11,216	State Street Bank and Trust Co.	07/16/20	22
USD	7,016	AUD	10,000	Citibank NA	07/16/20	114
USD	10,000	RUB	701,742	Goldman Sachs International	07/16/20	158
USD	40,000	TRY	274,340	JPMorgan Chase Bank NA	07/16/20	99
USD	50,000	ZAR	828,937	Standard Chartered Bank	07/16/20	2,306
USD	10,000	CLP	7,709,300	Citibank NA	07/20/20	611
USD	9,748	COP	36,500,000	JPMorgan Chase Bank NA	07/27/20	57
USD	17,524	COP	64,267,786	Barclays Bank plc	09/16/20	532
USD	5,183	RUB	368,746	BNP Paribas SA	09/16/20	47
USD	3,473	RUB	246,181	Credit Suisse International	09/16/20	45
USD	3,631	RUB	257,701	Deutsche Bank AG	09/16/20	41
USD	108,823	RUB	7,576,869	JPMorgan Chase Bank NA	09/16/20	3,297
USD	6,118	MXN	134,119	Barclays Bank plc	09/23/20	347

						8,095

USD	53,512	CAD	73,000	Citibank NA	07/06/20	(260)
USD	102,188	EUR	91,000	HSBC Bank plc	07/06/20	(58)
JPY	1,071,741	USD	10,000	UBS AG	07/16/20	(72)
KRW	11,883,700	USD	10,000	Barclays Bank plc	07/16/20	(94)
MXN	1,538,921	USD	70,000	Bank of America NA	07/16/20	(3,174)
MXN	451,282	USD	20,000	State Street Bank and Trust Co.	07/16/20	(403)
RUB	5,512,800	USD	80,000	BNP Paribas SA	07/16/20	(2,682)
USD	10,000	COP	37,800,000	BNP Paribas SA	07/16/20	(46)
USD	10,000	KRW	12,138,357	BNP Paribas SA	07/16/20	(118)
USD	10,000	TWD	293,490	JPMorgan Chase Bank NA	07/16/20	(10)
USD	10,000	ZAR	174,372	State Street Bank and Trust Co.	07/16/20	(33)
CLP	7,832,206	USD	10,000	Royal Bank of Canada	07/20/20	(461)
USD	5,149	COP	19,621,000	JPMorgan Chase Bank NA	07/27/20	(61)

						(7,472)

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

OTC Interest Rate Swaptions Purchased

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put 10-Year Interest Rate Swap(a)	2.11%	Semi-Annual	3 month LIBOR	Quarterly	Citibank NA	08/17/20	2.11%	USD	1,800	$4
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/03/20	1.05	USD	253	1,406
10-Year Interest Rate Swap(a)	1.05%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	12/16/20	1.05	USD	95	582
10-Year Interest Rate Swap(a)	1.00%	Semi-Annual	3 month LIBOR	Quarterly	Bank of America NA	12/17/20	1.00	USD	112	805

										$2,797

(a)	Forward settling swaption.

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Call 10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.35%	Semi-Annual	Deutsche Bank AG	09/30/20	0.35%	USD	600	$(2,253)
10-Year Interest Rate Swap(a)	3 month LIBOR	Quarterly	0.40%	Semi-Annual	Barclays Bank plc	10/28/20	0.40	USD	900	(5,389)

										(7,642)

Put 2-Year Interest Rate Swap(a)	0.60%	Semi-Annual	3 month LIBOR	Quarterly	Deutsche Bank AG	09/25/20	0.60	USD	4,600	(68)

										$(7,710)

(a)	Forward settling swaption.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month LIBOR	Quarterly	1.37%	Semi-Annual	N/A		11/30/20	USD	1,350	$7,108	$12,806	$(5,698)
1.37%	Semi-Annual	3 month LIBOR	Quarterly	N/A		11/30/20	USD	2,470	(13,004)	—	(13,004)
0.73%	Semi-Annual	3 month BA	Semi-Annual	04/05/21	(a)	04/05/22	CAD	1,388	(1,806)	—	(1,806)
0.77%	Semi-Annual	3 month BA	Semi-Annual	04/07/21	(a)	04/07/22	CAD	2,750	(4,332)	—	(4,332)
3 month BA	Semi-Annual	0.66%	Semi-Annual	05/13/22	(a)	05/13/23	CAD	2,765	(1,837)	—	(1,837)
1 day SONIA	At Termination	0.02%	At Termination	05/26/22	(a)	05/26/23	GBP	2,670	2,648	—	2,648
3 month BA	Semi-Annual	0.74%	Semi-Annual	05/26/22	(a)	05/26/23	CAD	954	(129)	—	(129)
3 month BA	Semi-Annual	0.73%	Semi-Annual	05/30/22	(a)	05/30/23	CAD	773	(139)	—	(139)
3 month BA	Semi-Annual	0.76%	Semi-Annual	05/30/22	(a)	05/30/23	CAD	793	31	—	31
0.06%	At Termination	1 day Fed Funds	At Termination	05/31/22	(a)	05/31/23	USD	679	(454)	—	(454)
0.08%	At Termination	1 day Fed Funds	At Termination	05/31/22	(a)	05/31/23	USD	564	(492)	—	(492)
3 month BA	Semi-Annual	0.76%	Semi-Annual	06/01/22	(a)	06/01/23	CAD	1,547	(2)	—	(2)
3 month BA	Semi-Annual	0.77%	Semi-Annual	06/01/22	(a)	06/01/23	CAD	1,548	27	—	27
0.05%	At Termination	1 day Fed Funds	At Termination	06/02/22	(a)	06/02/23	USD	550	(309)	—	(309)
0.04%	At Termination	1 day Fed Funds	At Termination	06/03/22	(a)	06/03/23	USD	1,101	(544)	—	(544)
0.04%	At Termination	1 day Fed Funds	At Termination	06/03/22	(a)	06/03/23	USD	1,101	(516)	—	(516)
0.74%	Semi-Annual	3 month BA	Semi-Annual	06/27/22	(a)	06/27/23	CAD	2,190	649	—	649
3 month BA	Semi-Annual	1.09%	Semi-Annual	04/03/23	(a)	04/03/24	CAD	1,388	2,057	—	2,057
3 month BA	Semi-Annual	1.22%	Semi-Annual	04/10/23	(a)	04/10/24	CAD	2,750	6,575	—	6,575
28 day MXIBTIIE	Monthly	6.67%	Monthly	N/A		08/12/24	MXN	496	1,635	—	1,635
28 day MXIBTIIE	Monthly	6.72%	Monthly	N/A		08/13/24	MXN	427	1,439	—	1,439
28 day MXIBTIIE	Monthly	6.59%	Monthly	N/A		11/08/24	MXN	314	1,022	—	1,022
28 day MXIBTIIE	Monthly	5.20%	Monthly	N/A		05/02/25	MXN	1,048	782	—	782

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3 month BA	Semi-Annual	0.75%	Semi-Annual	N/A		05/26/25	CAD	460	$(35)	$—	$(35)
3 month BA	Semi-Annual	0.85%	Semi-Annual	N/A		06/04/25	CAD	230	783	—	783
3 month BA	Semi-Annual	0.85%	Semi-Annual	N/A		06/04/25	CAD	230	801	(1)	802
2.85%	Semi-Annual	3 month LIBOR	Quarterly	N/A		12/21/28	USD	300	(58,069)	—	(58,069)
1.61%	Semi-Annual	3 month LIBOR	Quarterly	N/A		10/01/29	USD	400	(37,082)	—	(37,082)
28 day MXIBTIIE	Monthly	5.99%	Monthly	N/A		05/02/30	MXN	277	323	—	323
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/02/30	MXN	277	361	—	361
28 day MXIBTIIE	Monthly	6.03%	Monthly	N/A		05/03/30	MXN	247	319	—	319
28 day MXIBTIIE	Monthly	5.96%	Monthly	N/A		05/06/30	MXN	201	212	—	212
3 month LIBOR	Quarterly	0.64%	Semi-Annual	08/12/20	(a)	08/12/30	USD	124	(160)	—	(160)
3 month LIBOR	Quarterly	0.80%	Semi-Annual	12/18/20	(a)	12/18/30	USD	26	313	—	313
3 month LIBOR	Quarterly	0.75%	Semi-Annual	12/21/20	(a)	12/21/30	USD	30	210	—	210

									$(91,615)	$12,805	$(104,420)

(a)	Forward swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
1 day BZDIOVER	At Termination	5.13%	At Termination	JPMorgan Chase Bank NA	01/02/23	BRL	120	$717	$—	$717
28 day MXIBTIIE	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	640	1,899	—	1,899

								$2,616	$—	$2,616

OTC Inflation Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
1 month USCPI	At Termination	(0.96)%	At Termination	Citibank NA	04/15/21	USD	594	$(3,866)	$—	$(3,866)
1 month USCPI	At Termination	(1.00)%	At Termination	Citibank NA	04/15/21	USD	594	(4,078)	—	(4,078)
1 month USCPI	At Termination	(1.00)%	At Termination	Citibank NA	04/15/21	USD	594	(4,078)	—	(4,078)
1 month USCPI	At Termination	(1.02)%	At Termination	Citibank NA	04/15/21	USD	594	(4,187)	—	(4,187)
0.04%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	594	5,383	—	5,383
0.02%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	594	5,633	—	5,633
0.01%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	594	5,724	—	5,724
0.00%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/22	USD	594	5,860	—	5,860
1 month USCPI	At Termination	(0.05)%	At Termination	Citibank NA	04/15/22	USD	891	(9,644)	—	(9,644)
0.62%	At Termination	1 month USCPI	At Termination	Citibank NA	04/15/24	USD	891	13,049	—	13,049

								$9,796	$—	$9,796

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

The following reference rates, and their values as of period end, are used for security descriptions:

Reference Index		Reference Rate
1 day BZDIOVER	Overnight Brazil CETIP — Interbank Rate	0.01%
1 day Fed Funds	1 day Fed Funds	0.08
1 day SONIA	Sterling Overnight Index Average	0.06
1 month USCPI	U.S. Consumer Price Index	0.10
28 day MXIBTIIE	Mexico Interbank TIIE 28-Day	5.28
3 month BA	Canadian Bankers Acceptances	0.56
3 month LIBOR	London Interbank Offered Rate	0.30

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$12,806	$(1)	$20,188	$(124,608)	$—
OTC Swaps	—	—	38,265	(25,853)	—
Options Written	N/A	N/A	11,620	—	(7,710)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$28,548	$—	$28,548
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	8,095	—	—	8,095
Options purchased(b)
Investments at value — unaffiliated(c)	—	—	—	—	2,797	—	2,797
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	20,188	—	20,188
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	2,616	35,649	38,265

	$—	$—	$—	$8,095	$54,149	$35,649	$97,893

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	—	—	—	—	11,866	—	11,866
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	7,472	—	—	7,472
Options written
Options written at value	—	—	—	—	7,710	—	7,710
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	124,608	—	124,608
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	—	25,853	25,853

	$—	$—	$—	$7,472	$144,184	$25,853	$177,509

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

For the six months ended June 30, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$398,865	$—	$398,865
Forward foreign currency exchange contracts	—	—	—	34,643	—	—	34,643
Options purchased(a)	—	—	—	—	(10,674)	—	(10,674)
Options written	—	—	—	—	40,726	—	40,726
Swaps	—	1,799	—	—	(1,185,848)	22,421	(1,161,628)

	$—	$1,799	$—	$34,643	$(756,931)	$22,421	$(698,068)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	21	—	21
Forward foreign currency exchange contracts	—	—	—	(12,898)	—	—	(12,898)
Options purchased(b)	—	—	—	—	15,506	—	15,506
Options written	—	—	—	—	797	—	797
Swaps	—	1,057	—	—	467,952	9,796	478,805

	$—	$1,057	$—	$(12,898)	$484,276	$9,796	$482,231

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$19,313,431
Average notional value of contracts — short	2,429,059
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	1,445,848
Average amounts sold — in USD	558,384
Options:
Average value of option contracts purchased	537
Average value of option contracts written	58,954
Average notional value of swaption contracts purchased	2,030,000
Average notional value of swaption contracts written	7,800,000
Credit default swaps:
Average notional value — buy protection	—	(a)
Average notional value — sell protection	—	(a)
Interest rate swaps:
Average notional value — pays fixed rate	9,155,678
Average notional value — receives fixed rate	9,770,424
Inflation swaps:
Average notional value — pays fixed rate	1,633,500
Average notional value — receives fixed rate	1,633,500

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$5,187	$3,100
Forward foreign currency exchange contracts	8,095	7,472
Options(a)(b)	2,797	7,710
Swaps — Centrally cleared	—	1,475
Swaps — OTC(c)	38,265	25,853

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$54,344	$45,610
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(5,187)	(4,575)

Total derivative assets and liabilities subject to an MNA	$49,157	$41,035

(a)	Includes options purchased at value which is included in Investments at value – unaffiliated in the Statement of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes forward settling swaptions.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statement of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
Bank of America NA	$805	$(805)	$—	$—	$—
Barclays Bank plc	879	(879)	—	—	—
BNP Paribas SA	47	(47)	—	—	—
Citibank NA	36,797	(26,113)	—	—	10,684
Credit Suisse International	45	—	—	—	45
Deutsche Bank AG	2,029	(2,029)	—	—	—
Goldman Sachs International	2,057	—	—	—	2,057
JPMorgan Chase Bank NA	4,170	(71)	—	—	4,099
Standard Chartered Bank	2,306	—	—	—	2,306
State Street Bank and Trust Co.	22	(22)	—	—	—

	$49,157	$(29,966)	$—	$—	$19,191

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America NA	$3,174	$(805)	$—	$—	$2,369
Barclays Bank plc	5,483	(879)	—	—	4,604
BNP Paribas SA	2,846	(47)	—	—	2,799
Citibank NA	26,113	(26,113)	—	—	—
Deutsche Bank AG	2,321	(2,029)	—	—	292
HSBC Bank plc	58	—	—	—	58
JPMorgan Chase Bank NA	71	(71)	—	—	—
Royal Bank of Canada	461	—	—	—	461
State Street Bank and Trust Co.	436	(22)	—	—	414
UBS AG	72	—	—	—	72

	$41,035	$(29,966)	$—	$—	$11,069

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount receivable from the counterparty in the event of default.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default.

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock U.S. Government Bond V.I. Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	$—	$66,628,929	$—	$66,628,929
Short-Term Securities:
Money Market Funds	661,547	—	—	661,547
U.S. Government Sponsored Agency Securities	—	7,999,387	—	7,999,387
Options Purchased:
Interest rate contracts	—	2,797	—	2,797
Liabilities:
Investments:
TBA Sale Commitments	—	(6,272,915)	—	(6,272,915)

	$661,547	$68,358,198	$—	$69,019,745

Derivative Financial Instruments(a)
Assets:
Foreign currency exchange contracts	$—	$8,095	$—	$8,095
Interest rate contracts	28,548	22,804	—	51,352
Other contracts	—	35,649	—	35,649
Liabilities:
Foreign currency exchange contracts	—	(7,472)	—	(7,472)
Interest rate contracts	(11,866)	(132,318)	—	(144,184)
Other contracts	—	(25,853)	—	(25,853)

	$16,682	$(99,095)	$—	$(82,413)

The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See notes to financial statements.

SCHEDULE OF INVESTMENTS	15

Statement of Assets and Liabilities  (unaudited)

June 30, 2020

BlackRock U.S. Government Bond V.I. Fund

ASSETS
Investments at value — unaffiliated (cost — $71,503,507)	$74,631,113
Investments at value — affiliated (cost — $661,547)	661,547
Cash pledged:
Futures contracts	114,710
Centrally cleared swaps	66,943
Foreign currency at value (cost — $363,726)	359,031
Receivables:
Investments sold	3,747,686
TBA sale commitments	6,265,521
Capital shares sold	443,293
Dividends — affiliated	88
Dividends — unaffiliated	9,910
Interest — unaffiliated	246,500
Variation margin on futures contracts	5,187
Unrealized appreciation on:
Forward foreign currency exchange contracts	8,095
OTC swaps	38,265
Prepaid expenses	718
Other assets	1,156

Total assets	86,599,763

LIABILITIES
Bank overdraft	15,618
Options written at value (premium received $19,330)	7,710
TBA sale commitments at value (proceeds $6,265,521)	6,272,915
Payables:
Investments purchased	15,656,430
Capital shares redeemed	124
Distribution fees	1,525
Income dividend distributions	107,192
Investment advisory fees	12,519
Directors’ and Officer’s fees	5,505
Other affiliates	167
Variation margin on futures contracts	3,100
Variation margin on centrally cleared swaps	1,475
Other accrued expenses	150,159
Unrealized depreciation on:
Forward foreign currency exchange contracts	7,472
OTC swaps	25,853

Total liabilities	22,267,764

NET ASSETS	$64,331,999

NET ASSETS CONSIST OF
Paid-in capital	$64,606,714
Accumulated loss	(274,715)

NET ASSETS	$64,331,999

NET ASSET VALUE
Class I — Based on net assets of $57,075,134 and 5,269,607 shares outstanding, 300 million shares authorized, $0.10 par value	$10.83

Class III — Based on net assets of $7,256,865 and 670,376 shares outstanding, 100 million shares authorized, $0.10 par value	$10.83

See notes to financial statements.

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations  (unaudited)

Six Months Ended June 30, 2020

BlackRock U.S. Government Bond V.I. Fund

INVESTMENT INCOME
Dividends — affiliated	$6,680
Dividends — unaffiliated	36
Interest — unaffiliated	817,197
Foreign taxes withheld	(75)

Total investment income	823,838

EXPENSES
Investment advisory	164,826
Transfer agent — class specific	63,838
Professional	41,205
Accounting services	36,013
Custodian	17,360
Distribution — class specific	13,275
Printing	2,764
Transfer agent	2,486
Miscellaneous	9,771

Total expenses excluding interest expense	351,538
Interest expense	48,479

Total expenses	400,017
Less:
Fees waived and/or reimbursed by the Manager	(86,775)
Transfer agent fees waived and/or reimbursed — class specific	(60,651)

Total expenses after fees waived and/or reimbursed	252,591

Net investment income	571,247

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,786,221
Forward foreign currency exchange contracts	34,643
Foreign currency transactions	(3,921)
Futures contracts	398,865
Options written	40,726
Swaps	(1,161,628)

1,094,906

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,750,475
Forward foreign currency exchange contracts	(12,898)
Foreign currency translations	(4,996)
Futures contracts	21
Options written	797
Swaps	478,805

2,212,204

Net realized and unrealized gain	3,307,110

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,878,357

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets

	BlackRock U.S. Government Bond V.I. Fund
	Six Months Ended 06/30/20 (unaudited)	Year Ended 12/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$571,247	$1,287,039
Net realized gain	1,094,906	760,480
Net change in unrealized appreciation (depreciation)	2,212,204	1,570,977

Net increase in net assets resulting from operations	3,878,357	3,618,496

DISTRIBUTIONS TO SHAREHOLDERS(a)
Class I	(547,557)	(1,276,900)
Class III	(86,693)	(76,865)

Decrease in net assets resulting from distributions to shareholders	(634,250)	(1,353,765)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	4,525,291	(3,827,360)

NET ASSETS
Total increase (decrease) in net assets	7,769,398	(1,562,629)
Beginning of period	56,562,601	58,125,230

End of period	$64,331,999	$56,562,601

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund

	Class I
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.32		$9.93	$10.12	$10.18	$10.23	$10.39

Net investment income(a)	0.10		0.23	0.21	0.16	0.15	0.15
Net realized and unrealized gain (loss)	0.51		0.40	(0.18)	(0.01)	(0.01)	(0.10)

Net increase from investment operations	0.61		0.63	0.03	0.15	0.14	0.05

Distributions from net investment income(b)	(0.10)		(0.24)	(0.22)	(0.21)	(0.19)	(0.21)

Net asset value, end of period	$10.83		$10.32	$9.93	$10.12	$10.18	$10.23

Total Return(c)
Based on net asset value	5.97	%(d)	6.36%	0.29%	1.52%	1.33%	0.45%

Ratios to Average Net Assets
Total expenses	1.19	%(e)(f)	1.70%	1.85%	1.31%	1.02%	0.96%

Total expenses after fees waived and/or reimbursed	0.72	%(e)(f)	1.31%	1.27%	1.01%	0.76%	0.73%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.57	%(e)(f)	0.74%	0.82%	0.87%	0.70%	0.70%

Net investment income	1.81	%(e)(f)	2.22%	2.10%	1.58%	1.43%	1.41%

Supplemental Data
Net assets, end of period (000)	$57,075		$53,865	$54,820	$65,100	$72,433	$83,016

Portfolio turnover rate(g)	324%		699%	737%	1,052%	1,140%	1,581%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	211%	445%	435%	681%	705%	991%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock U.S. Government Bond V.I. Fund

	Class III
	Six Months Ended 06/30/20 (unaudited)		Year Ended December 31,
			2019	2018	2017	2016	2015

Net asset value, beginning of period	$10.32		$9.92	$10.11	$10.18	$10.22	$10.39

Net investment income(a)	0.07		0.19	0.18	0.13	0.11	0.13
Net realized and unrealized gain (loss)	0.53		0.42	(0.18)	(0.02)	—	(0.12)

Net increase from investment operations	0.60		0.61	0.00	0.11	0.11	0.01

Distributions from net investment income(b)	(0.09)		(0.21)	(0.19)	(0.18)	(0.15)	(0.18)

Net asset value, end of period	$10.83		$10.32	$9.92	$10.11	$10.18	$10.22

Total Return(c)
Based on net asset value	5.81	%(d)	6.14%	(0.01)%	1.10%	1.08%	0.08%

Ratios to Average Net Assets
Total expenses	1.35	%(e)(f)	1.89%	2.03%	1.45%	1.27%	1.11%

Total expenses after fees waived and/or reimbursed	1.00	%(e)(f)	1.61%	1.57%	1.30%	1.08%	1.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.85	%(e)(f)	1.03%	1.13%	1.17%	1.01%	0.97%

Net investment income	1.34	%(e)(f)	1.86%	1.86%	1.30%	1.09%	1.27%

Supplemental Data
Net assets, end of period (000)	$7,257		$2,698	$3,305	$1,785	$2,758	$1,894

Portfolio turnover rate(g)	324%		699%	737%	1,052%	1,140%	1,581%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/20 (unaudited)	Year Ended December 31,
		2019	2018	2017	2016	2015
Portfolio turnover rate (excluding MDRs)	211%	445%	435%	681%	705%	991%

See notes to financial statements.

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Variable Series Funds II, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company is organized as a Maryland corporation that is comprised of 3 separate funds. The funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. The financial statements presented are for BlackRock U.S. Government Bond V.I. Fund (the “Fund”). The Fund is classified as diversified. Class I and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class III Shares bear certain expenses related to the distribution of such shares.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security”. Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Directors of the Company (the “Board”), the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Directors’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements  (unaudited) (continued)

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Fund were $7,584,258 and 0.64%, respectively.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps are entered into to gain or reduce exposure to interest rates (interest rate risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” The maximum potential amount of future payments that the Fund would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Company, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.50%
$1 Billion — $3 Billion	0.47
$3 Billion — $5 Billion	0.45
$5 Billion — $10 Billion	0.44
Greater than $10 Billion	0.43

The Manager entered into a sub-advisory agreement, effective May 19, 2020, with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Distribution Fees: The Company, on behalf of the Fund, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing distribution fees. The fees are accrued daily and paid monthly at annual rate of 0.25% based upon the average daily net assets attributable to Class III.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder distribution services to the Fund. The ongoing distribution fee compensates BRIL and each broker-dealer for providing shareholder distribution related services to shareholders.

For the six months ended June 30, 2020, the class specific distribution fees borne directly by Class III were $13,275.

Transfer Agent: On behalf of the Fund, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Fund with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to underlying investor accounts. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations which is shown as transfer agent – class specific. For the six months ended June 30, 2020, the Fund did not pay any amounts to affiliates in return for these services.

In addition, the Fund pays the transfer agent, which is not an affiliate, a fee for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts, which is included in transfer agent in the Statement of Operations.

For the six months ended June 30, 2020, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Class I	$55,695
Class III	8,143
$63,838

Expense Limitations, Waivers and Reimbursements: The Manager voluntarily agreed to waive 0.26% of its investment advisory fee paid by the Fund. This voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $85,709.

The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitations described below will be reduced by the amount of the affiliated money market fund waiver. Prior to May 1, 2020, this waiver was voluntary. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended June 30, 2020, the amount waived was $1,066.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended June 30, 2020, the Fund reimbursed the Manager $357 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Manager has contractually agreed to reimburse certain transfer agent fees in order to limit such expenses to a percentage of average daily net assets as follows:

Class I	0.00%
Class III	0.06

The Manager has agreed not to reduce or discontinue the contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended June 30, 2020, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or Reimbursed
Class I	$55,695
Class III	4,956
$60,651

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Class I	1.25%
Class III	1.50

The Manager has agreed not to reduce or discontinue these contractual expense limitations through April 30, 2021, unless approved by the Board, including a majority of Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended June 30, 2020, there were no fees waived and/ or reimbursed by the Manager.

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended June 30, 2020, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Company are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Directors and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$219,614,783	$227,496,608
U.S. Government Securities	16,822,145	22,518,243

For the six months ended June 30, 2020, purchases and sales related to mortgage dollar rolls were $83,006,246 and $83,007,099, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of December 31, 2019, the Fund had non-expiring capital loss carryforward available to offset future realized capital gains of $4,638,280.

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$72,186,952

Gross unrealized appreciation	$3,606,626
Gross unrealized depreciation	(571,396)

Net unrealized appreciation (depreciation)	$3,035,230

9.	BANK BORROWINGS

BlackRock Variable Series Funds II, Inc., on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2021 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended June 30, 2020, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability;

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

(iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 06/30/20		Year Ended 12/31/19
	Shares	Amount	Shares	Amount
Class I
Shares sold	449,416	$4,795,471	306,520	$3,139,125
Shares issued in reinvestment of distributions	50,555	537,832	127,398	1,295,840
Shares redeemed	(447,930)	(4,783,169)	(736,860)	(7,515,644)

Net increase (decrease)	52,041	$550,134	(302,942)	$(3,080,679)

Class III
Shares sold	2,287,532	$24,261,048	674,859	$6,868,096
Shares issued in reinvestment of distributions	7,354	79,038	7,647	77,885
Shares redeemed	(1,885,954)	(20,364,929)	(754,061)	(7,692,662)

Net increase (decrease)	408,932	$3,975,157	(71,555)	$(746,681)

Total Net Increase (Decrease)	460,973	$4,525,291	(374,497)	$(3,827,360)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CLP	Chilean Peso

COP	Colombian Peso

EUR	Euro

GBP	British Pound

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

RUB	New Russian Ruble

TRY	Turkish Lira

TWD	Taiwan New Dollar

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviations

BA	Canadian Bankers Acceptances

BZDIOVER	Overnight Brazil CETIP — Interbank Rate

LIBOR	London Interbank Offered Rate

MXIBTIIE	Mexico Interbank TIIE 28-Day

OTC	Over-the-counter

TBA	To-be-announced

GLOSSARY OF TERMS USED IN THIS REPORT	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds, Inc. (the “Corporation”) met on April 7, 2020 (the “April Meeting”) and May 11-13, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Corporation, on behalf of BlackRock Advantage Large Cap Core V.I. Fund (the “Large Cap Core V.I. Fund”), BlackRock Advantage Large Cap Value V.I. Fund (the “Large Cap Value V.I. Fund”), BlackRock Advantage U.S. Total Market V.I. Fund (the “U.S. Total Market V.I. Fund”), BlackRock Basic Value V.I. Fund (the “Basic Value V.I. Fund”), BlackRock Capital Appreciation V.I. Fund (the “Capital Appreciation V.I. Fund”), BlackRock Equity Dividend V.I. Fund (the “Equity Dividend V.I. Fund”), BlackRock Global Allocation V.I. Fund (the “Global Allocation V.I. Fund”), BlackRock Government Money Market V.I. Fund (the “Government Money Market V.I. Fund”), BlackRock International V.I. Fund (the “International V.I. Fund”), BlackRock International Index V.I. Fund (the “International Index V.I. Fund”), BlackRock 60/40 Target Allocation ETF V.I. Fund (the “60/40 Target Allocation ETF V.I. Fund”), BlackRock Large Cap Focus Growth V.I. Fund (the “Large Cap Focus Growth V.I. Fund”), BlackRock Managed Volatility V.I. Fund (the “Managed Volatility V.I. Fund”), BlackRock Small Cap Index V.I. Fund (the “Small Cap Index V.I. Fund”) and BlackRock S&P 500 Index V.I. Fund (the “S&P 500 Index V.I. Fund”) (each, a “Fund,” and collectively the “Funds”), each a series of the Corporation, and BlackRock Advisors, LLC (the “Manager”), the Corporation’s investment advisor. The Board also considered the approval of the sub-advisory agreements between the Manager and (a) BlackRock International Limited (“BIL”) with respect to International V.I. Fund and Managed Volatility V.I. Fund (the “BIL Sub-Advisory Agreements”); (b) BlackRock Asset Management North Asia Limited (“BNA”) with respect to Managed Volatility V.I. Fund (the “BNA Sub-Advisory Agreement”); and (c) BlackRock (Singapore) Limited (“BSL” and together with BIL and BNA, the “Sub-Advisors”) with respect to Managed Volatility V.I. Fund (the “BSL Sub-Advisory Agreement” and together with the BIL Sub-Advisory Agreements and the BNA Sub-Advisory Agreement, the “Sub-Advisory Agreements”). The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of fourteen individuals, twelve of whom were not “interested persons” of the Corporation as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Corporation and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Ad Hoc Topics Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Ad Hoc Topics Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Funds. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) with respect to each Fund, investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Corporation’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Corporation’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts,

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and(g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of each Fund’s portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to 60/40 Target Allocation ETF V.I. Fund, Large Cap Focus Growth V.I. Fund, Capital Appreciation V.I. Fund, Large Cap Core V.I. Fund, Large Cap Value V.I. Fund, Global Allocation V.I. Fund, Basic Value V.I. Fund, U.S. Total Market V.I. Fund and International V.I. Fund, the respective Morningstar open-end fund category (“Morningstar Open-End Category”); with respect to Managed Volatility V.I. Fund, in light of the Fund’s outcome-oriented investment objective, certain performance metrics (“Outcome-Oriented Performance Metrics”); with respect to International Index V.I. Fund, Small Cap Index V.I. Fund and S&P 500 Index V.I. Fund, the performance of the Fund as compared with its benchmark; and, with respect to Government Money Market V.I. Fund, a weighted average benchmark of similar funds, as defined by BlackRock (“Benchmark Weighted Average”). The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, Equity Dividend V.I. Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the one-, three-, and five-year periods reported, 60/40 Target Allocation ETF V.I. Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, International V.I. Fund ranked in the first, first and second quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, Large Cap Focus Growth V.I. Fund ranked in the second, first and first quartile, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for each of the one-, three- and five-year periods reported, Global Allocation V.I. Fund ranked in the second quartile against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board noted significant changes to the Fund’s portfolio management team under the senior leadership of BlackRock’s Global Fixed Income Chief Investment Officer and an expansion of resources.

The Board noted that for the one-, three- and five-year periods reported, Capital Appreciation V.I. Fund ranked in the third, first and first quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Large Cap Core V.I. Fund ranked in the third, second and second quartiles, respectively against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Large Cap Value V.I. Fund ranked in the third, second and second quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, U.S. Total Market V.I. Fund ranked in the third, fourth and third quartiles, respectively against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, Basic Value V.I. Fund ranked in the third, fourth and fourth quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods. The Board was informed that, among other things, longer-term performance was impacted by the investment team’s focus on value and related positioning in more volatile areas of the market.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

The Board noted that for each of the one-and three-year periods reported, Government Money Market V.I. Fund outperformed its Benchmark Weighted Average. The Board noted that BlackRock believes that the Benchmark Weighted Average is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered the Fund’s performance relative to Managed Volatility V.I. Fund’s Outcome-Oriented Performance Metrics including a total return target. The Board noted that for each of the one-, three- and five-year periods reported, the Fund underperformed its total return target. The Board noted that BlackRock believes that the Outcome-Oriented Performance Metrics are an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s underperformance relative to its total return target during the applicable periods.

The Board noted that for the one-year period reported, S&P 500 Index V.I. Fund’s net performance was within the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-year period reported, International Index V.I. Fund’s net performance above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

The Board noted that for the one-year period reported, Small Cap Index V.I. Fund’s net performance was above the tolerance range of its benchmark. The Board noted that BlackRock believes that net performance relative to the benchmark is an appropriate performance metric for the Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Fund’s above tolerance performance relative to its benchmark over the period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by BlackRock and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by BlackRock, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that Large Cap Core V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Small Cap Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that S&P 500 Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that International Index V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Basic Value V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

BlackRock has reviewed with the Board that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board noted that 60/40 Target Allocation ETF V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Capital Appreciation V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Equity Dividend V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that International V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock and the Board agreed to a lower contractual expense cap, on a class-by-class basis. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap.

The Board noted that Managed Volatility V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Global Allocation V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements  (continued)

The Board noted that Large Cap Focus Growth V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and fourth quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that Government Money Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that U.S. Total Market V.I. Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the Large Cap Value V.I. Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers. Additionally, the Board noted that BlackRock had voluntarily agreed to waive a portion of the advisory fee payable by the Fund. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

With respect to Large Cap Core V.I. Fund, Large Cap Value V.I. Fund, U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Equity Dividend V.I. Fund, Global Allocation V.I. Fund, Government Money Market V.I. Fund, International V.I. Fund, 60/40 Target Allocation ETF V.I. Fund, Large Cap Focus Growth V.I. Fund and Managed Volatility V.I. Fund, the Board noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the pertinent Fund increases above certain contractually specified levels. The Board noted that if the size of the pertinent Fund were to decrease, the Fund could lose the benefit of one or more breakpoints.

With respect to Large Cap Core V.I. Fund, Large Cap Value V.I. Fund, U.S. Total Market V.I. Fund, Basic Value V.I. Fund, Capital Appreciation V.I. Fund, Equity Dividend V.I. Fund, Global Allocation V.I. Fund, International V.I. Fund, International Index V.I. Fund, Large Cap Focus Growth V.I. Fund, Managed Volatility V.I. Fund, Small Cap Index V.I. Fund and S&P 500 Index V.I. Fund, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for each Fund on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The

Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of (i) the Advisory Agreement between the Manager and the Corporation, on behalf of each Fund, (ii) the BIL Sub-Advisory Agreements between the Manager and BIL with respect to International V.I. Fund and Managed Volatility V.I. Fund, (iii) the BNA Sub-Advisory Agreement between the Manager and BNA with respect to Managed Volatility V.I. Fund and (iv) BSL Sub-Advisory Agreement between the Manager and BSL with respect to Managed Volatility V.I. Fund, each for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund, as pertinent, and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Company”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Company, on behalf of BlackRock High Yield V.I. Fund (the “High Yield V.I. Fund”), BlackRock Total Return V.I. Fund (the “Total Return V.I. Fund”) and BlackRock U.S. Government Bond V.I. Fund (the “U.S. Government Bond V.I. Fund” and together with the High Yield V.I. Fund and the Total Return V.I. Fund, the “Funds” and each, a “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the

Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreement, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and

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Disclosure of Investment Advisory Agreement  (continued)

estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and the respective Morningstar open-end fund category (“Morningstar Open-End Category”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the High Yield V.I. Fund ranked in the first quartile against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the High Yield V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, the Total Return V.I. Fund ranked in the second, second, and third quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the Total Return V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the Total Return V.I. Fund’s underperformance relative to its Morningstar Open-End Category during the applicable period.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond V.I. Fund ranked in the second, third and third quartiles, respectively, against its Morningstar Open-End Category. The Board noted that BlackRock believes that the Morningstar Open-End Category is an appropriate performance metric for the U.S. Government Bond V.I. Fund, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed the U.S. Government Bond V.I. Fund’s underperformance relative to its Morningstar Open-End Category during the applicable periods.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT

Disclosure of Investment Advisory Agreement  (continued)

provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the High Yield V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the High Yield V.I. Fund’s Expense Peers. The Board also noted that the High Yield V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the High Yield V.I. Fund, combined with the assets of the Total Return V.I. Fund, increase above certain contractually specified levels. The Board noted that if the size of the High Yield V.I. Fund or the Total Return V.I. Fund were to decrease, the High Yield V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the High Yield V.I. Fund’s total expenses as a percentage of the High Yield V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the High Yield V.I. Fund on a class-by-class basis.

The Board noted that the Total Return V.I. Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Total Return V.I. Fund’s Expense Peers. The Board also noted that the Total Return V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Total Return V.I. Fund, combined with the assets of the High Yield V.I. Fund, increase above certain contractually specified levels. The Board noted that if the size of the Total Return V.I. Fund or the High Yield V.I Fund were to decrease, the Total Return V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Total Return V.I. Fund’s total expenses as a percentage of the Total Return V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the Total Return V.I. Fund on a class-by-class basis.

The Board noted that the U.S. Government Bond V.I. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the U.S. Government Bond V.I. Fund’s Expense Peers. The Board also noted that the U.S. Government Bond V.I. Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the U.S. Government Bond V.I. Fund increases above certain contractually specified levels. The Board noted that if the size of the U.S. Government Bond V.I. Fund were to decrease, the U.S. Government Bond V.I. Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the U.S. Government Bond V.I. Fund’s total expenses as a percentage of the U.S. Government Bond V.I. Fund’s average daily net assets on a class-by-class basis. Additionally, the Board noted that BlackRock and the Board have contractually agreed to a cap on certain operational and recordkeeping fees for the U.S. Government Bond V.I. Fund on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to waive a portion of the advisory fee payable by the U.S. Government Bond V.I. Fund. An advisory fee waiver has been in effect since 2016, that amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 26 basis point voluntary advisory fee waiver.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Company, on behalf of each Fund, for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT

Disclosure of Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Company”), on behalf of its series BlackRock High Yield V.I. Fund (the “Fund”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the reporting period ended June 30, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Sub-Advisory Agreements  (continued)

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Variable Series Funds II, Inc. (the “Company”), on behalf of its series BlackRock U.S. Government Bond V.I. Fund (the “Fund”), met on April 16, 2020 (the “April Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited, with respect to the Fund. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the April Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the April Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s semi-annual shareholder report for the reporting period ended June 30, 2019. The factors considered by the Board at the April Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the April Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement between the Manager and BlackRock International Limited, with respect to the Fund for a two-year term beginning on the effective date of the Sub-Advisory Agreement.

Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF SUB-ADVISORY AGREEMENTS

Director and Officer Information

BlackRock Variable Series Funds, Inc.

Mark Stalnecker, Chair of the Board and Director

Bruce R. Bond, Director

Susan J. Carter, Director

Collette Chilton, Director

Neil A. Cotty, Director

Lena G. Goldberg, Director

Henry R. Keizer, Director

Cynthia A. Montgomery, Director

Donald C. Opatrny, Director

Joseph P. Platt, Director

Kenneth L. Urish, Director

Claire A. Walton, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock Asset Management

North Asia Limited (b)

Hong Kong

BlackRock (Singapore) Limited (b)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodians

JPMorgan Chase Bank, N.A. (c)

New York, NY 10179

Brown Brothers Harriman & Co. (d)

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock International V.I. Fund and BlackRock Managed Volatility V.I. Fund.
(b)	For BlackRock Managed Volatility V.I. Fund.
(c)

For BlackRock 60/40 Target Allocation ETF V.I. Fund, BlackRock Advantage Large Cap Core V.I. Fund, BlackRock Advantage Large Cap Value V.I. Fund, BlackRock Advantage U.S. Total Market V.I. Fund, BlackRock Basic Value V.I. Fund, BlackRock Capital Appreciation V.I. Fund, BlackRock Equity Dividend V.I. Fund, BlackRock Government Money Market V.I. Fund, BlackRock International Index V.I. Fund, BlackRock Managed Volatility V.I. Fund, BlackRock S&P 500 Index V.I. Fund and BlackRock Small Cap Index V.I. Fund.

(d)	For BlackRock Global Allocation V.I. Fund, BlackRock International V.I. Fund and BlackRock Large Cap Focus Growth V.I. Fund.

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

BlackRock Variable Series Funds II, Inc.

Richard E. Cavanagh, Co-Chair of the Board and Director

Karen P. Robards, Co-Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Robert Fairbairn, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective February 19, 2020, Henry Gabbay resigned as a Director of the Company.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisers

BlackRock International Limited (a)

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited (b)

079912 Singapore

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

JPMorgan Chase Bank, N.A.

New York, NY 10179

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock High Yield V.I. Fund, BlackRock Total Return V.I. Fund and BlackRock U.S. Government Bond V.I. Fund.
(b)	For BlackRock Total Return V.I. Fund.

DIRECTOR AND OFFICER INFORMATION

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds (except BlackRock Government Money Market V.I. Fund) file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov.

The BlackRock Government Money Market V.I. Fund files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. The Fund’s reports on Form N-MFP are available on the SEC’s website at sec.gov. The Fund makes portfolio holdings available to shareholders on its website at blackrock.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com/prospectus/insurance; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com/prospectus/insurance; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION

Want to know more?

blackrock.com    |    800-441-7762

This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. and BlackRock Variable Series Funds II, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. You could lose money by investing in the Funds. Although BlackRock Government Money Market V.I. Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in BlackRock Government Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. BlackRock Government Money Market V.I. Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. BlackRock Government Money Market V.I. Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

VS-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment
Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

2

(a)(4) – Not Applicable

(b) – Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds II, Inc.

Date: August 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Variable Series Funds II, Inc.

Date: August 28, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Variable Series Funds II, Inc.

Date: August 28, 2020

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